UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares, Inc.

➢	iShares Emerging Markets High Yield Bond ETF | EMHY | Cboe BZX
➢	iShares J.P. Morgan EM Corporate Bond ETF | CEMB | Cboe BZX
➢	iShares J.P. Morgan EM Local Currency Bond ETF | LEMB | NYSE Arca
➢	iShares US & Intl High Yield Corp Bond ETF | GHYG | Cboe BZX

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL BOND MARKET OVERVIEW

Global investment-grade bonds posted modestly positive returns for the 12 months ended October 31, 2017 (“reporting period”), reflecting improving economic growth and rising interest rates in virtually all major bond markets. The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 1.18% in U.S. dollar terms for the reporting period.

Regionally, European bond markets posted the strongest returns among developed markets for the reporting period. European corporate bonds performed particularly well, benefiting from better economic conditions and stronger corporate earnings throughout Europe. The Eurozone economy expanded for the 12 months ended September 2017, its fastest growth rate in more than six years, and the jobless rate in September 2017 was the lowest since February 2009. The European Central Bank (“ECB”) elected to keep interest rates at historically low levels throughout the reporting period, though the ECB announced late in the reporting period that it plans to taper its quantitative easing program beginning in 2018. Currency fluctuations also contributed meaningfully to European bond performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period.

In the U.S. bond market, economically sensitive corporate bonds performed well during the reporting period, benefiting from improving growth, healthy corporate profits, and strong investor demand for their comparatively higher yields. In contrast, U.S. Treasury securities declined and were the weakest performers among the broad market segments. The poor performance of U.S. Treasury bonds reflected concerns about the expected effect of the new presidential administration’s proposed tax cuts and fiscal stimulus policies. In addition, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term U.S. Treasury yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017. These actions were made possible by improvement in the U.S. economy, led by strength in the job market, where the unemployment rate reached its lowest level in more than 16 years.

Bond markets in the Asia-Pacific region rose modestly in U.S. dollar terms for the reporting period, reflecting modest economic growth, low inflation, and accommodative monetary policies in many countries. In fundamental terms, however, conditions were generally supportive of Japanese bond performance, as Japanese economic growth was 1.4% for the year ended in June, while consumer prices rose just 0.7% for the 12 months ended in September 2017. In that environment, the Bank of Japan (“BOJ”) maintained its economic stimulus measures, targeting negative short-term interest rates and zero percent yields on longer-term bonds. However, Japanese bond market performance was hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

The performance of inflation-linked securities during the reporting period was also noteworthy. U.S. Treasury inflation-indexed bonds declined as interest rates rose and inflation was generally modest — the U.S. consumer price index rose 2.2% for the 12 months ended September 2017, well below the long-term historical average. In contrast, European government inflation-linked bonds were among the strongest performers in global bond markets for the reporting period. This reflected a surge in U.K. inflation, where consumer prices rose at their fastest rate in more than five years.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.60%	7.92%	8.04%	7.60%	7.92%	8.04%
5 Years	5.02%	4.77%	5.33%	27.74%	26.22%	29.63%
Since Inception	6.32%	6.36%	6.69%	40.77%	41.07%	43.47%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,030.80	$2.56	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

The iShares Emerging Markets High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market high yield sovereign and corporate bonds, as represented by the Morningstar® Emerging Markets High Yield Bond IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 7.60%, net of fees, while the total return for the Index was 8.04%.

Latin American high-yield bonds, which represented approximately 47% of the Index on average during the reporting period, made the largest contribution to the Index’s return. Brazilian bonds were the most significant contributors to performance, supported by a strong balance of trade, the anticipation of interest rate cuts by Brazil’s central bank, and lower inflation, which declined to its lowest level in more than a decade. President Michel Temer’s progress in stabilizing the country’s economy also benefited the Brazilian bond market.

Another key contributor was Argentina, where President Mauricio Macri made strides in his dual pledges to reduce inflation and stimulate economic growth. Argentina issued its first 100-year bond during the reporting period, which was met with strong demand for its 7.9% yield in an environment of low global bond yields.

Europe was another source of strength as the Russian Federation made a significant contribution to the Index’s performance. Russian bonds benefited from lower inflation and anticipation of an interest rate decrease by the Russian central bank. Following months of uncertainty, resolution of sanctions against the country over interference in the 2016 U.S. presidential election also helped the Russian bond market rebound. Turkey and Ukraine were other meaningful contributors in Europe.

Indonesia contributed the most to the Index’s performance among Asian fixed-income markets, while the Middle East’s largest contributor to performance for the reporting period was Lebanon.

By sector, sovereign bonds contributed the most to the Index’s return, followed by corporate bonds issued by industrial companies and government agency bonds.

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating [1]	Percentage of Total Investments [2]
Baa	6.08%
Ba	53.63
B	24.08
Caa	6.66
Not Rated	9.55

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/17

Country	Percentage of Total Investments [2]
Brazil	23.56%
Turkey	12.93
Russia	9.33
Argentina	8.45
South Africa	4.25
Lebanon	3.89
Venezuela	3.68
China	3.31
Ukraine	2.38
Dominican Republic	2.16

TOTAL	73.94%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® J.P. MORGAN EM CORPORATE BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	6.14%	3.59%	4.63%	6.14%	19.27%	28.51%
Fund Market	5.78%	3.42%	4.66%	5.78%	18.31%	28.71%
Index[a]	6.55%	4.14%	5.20%	6.55%	22.51%	32.42%
Morningstar Emerging Markets Corporate Bond Index	6.29%	4.09%	5.16%	6.29%	22.21%	32.11%
J.P. Morgan CEMBI Broad Diversified Core Index[b]	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/12. The first day of secondary market trading was 4/19/12.

[a]	Index Performance through May 31, 2017 reflects the performance of the Morningstar® Emerging Markets Corporate Bond IndexSM. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan CEMBI Broad Diversified Core Index, which effective as of June 1, 2017, replaced the Morningstar® Emerging Markets Corporate Bond IndexSM as the underlying index of the fund.
[b]	The inception date of the J.P. Morgan CEMBI Broad Diversified Core Index was April 13, 2017.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,031.70	$2.56	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® J.P. MORGAN EM CORPORATE BOND ETF

The iShares J.P. Morgan EM Corporate Bond ETF (the “Fund”) (formerly the iShares Emerging Markets Corporate Bond ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market corporate bonds, as represented by the J.P. Morgan CEMBI Broad Diversified Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 6.14%, net of fees, while the total return for the Index was 6.55%.

Latin American corporate bonds, which represented approximately 33% of the Index on average during the reporting period, made the most significant contribution to the Index’s return. Bonds from Brazil were the largest contributors to the Index’s performance, benefiting from the country’s strong balance of trade, the anticipation of interest rate cuts by Brazil’s central bank, and lower inflation, which declined during the reporting period to its lowest level in more than a decade. President Michel Temer’s progress in stabilizing the country’s economy also benefited Brazil’s bond market.

Mexico’s corporate bond market contributed meaningfully to the Index’s performance. Although the U.S. presidential election and Donald Trump’s proposed trade policies initially drove Mexican bond yields up and the Mexican peso down, slow progress and softer rhetoric on trade alleviated concerns and helped Mexican bonds rebound.

Within Europe, Russian corporate bonds contributed significantly to the Index’s return. Russian bonds benefited from lower inflation, which declined from 5.8% to 2.7% during the reporting period, as well as expectations of a decrease in interest rates by the central bank. Resolution of sanctions against the country over interference in the 2016 U.S. presidential election also helped Russian bonds rebound. China and India were the leading contributors to the Index’s return among Asian corporate bond markets for the reporting period.

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating[1]	Percentage of Total Investments [2]
Aa	3.98%
A	17.96
Baa	30.31
Ba	21.80
B	10.50
Caa	1.22
Not Rated	14.23

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/17

Country	Percentage of Total Investments [2]

China	8.80%
Brazil	8.19
Russia	5.94
Mexico	5.90
Hong Kong	5.66
India	5.32
United Arab Emirates	5.32
South Korea	4.75
Turkey	4.57
Israel	4.48

TOTAL	58.93%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® J.P. MORGAN EM LOCAL CURRENCY BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.79%	(0.71)%	0.73%	3.79%	(3.48)%	4.47%
Fund Market	4.00%	(0.99)%	0.71%	4.00%	(4.84)%	4.38%
Index[a]	4.54%	(0.18)%	1.19%	4.54%	(0.88)%	7.39%
Bloomberg Barclays Emerging Markets Broad Local Currency Bond Index	4.28%	(0.22)%	1.15%	4.28%	(1.12)%	7.13%
J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index[b]	n/a	n/a	n/a	n/a	n/a	n/a

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

[a]	Index Performance through May 31, 2017 reflects the performance of the Bloomberg Barclays Emerging Markets Broad Local Currency Bond Index. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index, which effective as of June 1, 2017, replaced the Bloomberg Barclays Emerging Markets Broad Local Currency Bond Index as the underlying index of the fund.
[b]	The inception date of the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index was March 27, 2017.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period	Annualized Expense Ratio [a]
$1,000.00	$1,027.00	$2.55	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® J.P. MORGAN EM LOCAL CURRENCY BOND ETF

The iShares J.P. Morgan EM Local Currency Bond ETF (the “Fund”) (formerly the iShares Emerging Markets Local Currency Bond ETF) seeks to track the investment results of an index composed of local currency denominated, emerging market sovereign bonds, as represented by the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 3.79%, net of fees, while the total return for the Index was 4.54%.

Latin American sovereign bonds represented approximately 40% of the Index on average during the reporting period and made the largest regional contribution to the Index’s return. Brazil was the most significant contributor to the Index’s performance. Declining inflation, which dropped to its lowest level in more than a decade during the reporting period, a strong balance of trade, and the expectation of future interest rate cuts by Brazil’s central bank supported the country’s fixed-income market. Investor optimism that government reforms would boost economic growth also benefited Brazil’s bond market, despite ongoing political crises. Sovereign bonds from Colombia and Peru were also meaningful contributors to the Index’s return.

Among European bond markets, Russian Federation bonds were strong contributors to the Index’s return. Anticipation of a decrease in interest rates by the Russian central bank drove up bond demand, while rising oil prices helped the Russian ruble. Following months of uncertainty, resolution of sanctions against the country over interference in the 2016 U.S. presidential election also helped its bond and currency markets rebound. Polish and Hungarian government bonds were notable contributors to the Index’s return, while Turkish bonds detracted from the Index’s performance as political strain between Turkey and the U.S. weighed on bond markets and caused a sharp decline in the Turkish lira.

In Asia, Indonesian sovereign bonds contributed to the Index’s performance during the reporting period, while Israel contributed to the Index’s return in the Middle East. The African region, which represented only 6% of the Index on average during the reporting period, detracted slightly from the Index’s return.

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating[1]	Percentage of Total Investments [2]
Aa	4.57%
A	33.29
Baa	33.35
Ba	22.84
B	4.22
Not Rated	1.73

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/17

Country	Percentage of Total Investments [2]

Brazil	15.19%
Mexico	11.69
Indonesia	8.53
Poland	7.92
South Africa	6.24
Thailand	5.12
Russia	4.84
Chile	4.57
Czech Republic	4.57
Malaysia	4.56

TOTAL	73.23%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.58%	9.34%	9.66%	9.58%	9.34%	9.66%
5 Years	4.76%	4.70%	4.91%	26.19%	25.80%	27.07%
Since Inception	5.44%	5.47%	5.63%	34.43%	34.62%	35.69%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,048.80	$2.07	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

The iShares US & Intl High Yield Corp Bond ETF (the “Fund”) (formerly the iShares Global High Yield Corporate Bond ETF) seeks to track the investment results of an index composed of U.S. dollar, euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 9.58%, net of fees, while the total return for the Index was 9.66%.

High-yield corporate bonds were among the world’s top-performing fixed-income assets for the reporting period. High-yield bonds tend to perform well during periods of strong economic growth, investor optimism, and low default rates, which neatly summarizes the global investment environment during the reporting period. Although interest rates rose in the U.S. and Europe, interest rates remained low by historical standards, which continued to drive strong investor demand for high-yield corporate bonds.

The U.S. dollar weakened compared to most major currencies during the reporting period, depreciating 9% against the British pound, 6% against the euro, and 4% relative to the Canadian dollar. Nevertheless, the U.S. dollar denominated bonds were the largest contributor to the Index’s return and its largest currency weight, at nearly 75% of the Index on average for the reporting period. The U.S. high-yield market moved higher due to a number of catalysts, including initial progress toward corporate tax reform, strong economic growth, and improving corporate earnings. Nearly every European country in the Index contributed to the Index’s return, reflecting the Eurozone’s widespread economic expansion and relatively stable political climate. The Euro-denominated bonds, which comprised about 22% of the Index on average, benefited from low interest rates, low volatility, and robust demand from investors seeking higher yields than those of European government bonds. Among them, Italy, the U.K., and France were the primary drivers of the Index’s performance.

From a sector perspective, industrial bonds contributed the most to the Index’s return, led by communications-related bonds. Several high-profile merger-and-acquisition deals in the communications industry, particularly among cable and satellite operators and wireless companies, were expected to be financed with high-yield debt. The financial sector, led by the banking industry, was another area of strength.

ALLOCATION BY CREDIT QUALITY

As of 10/31/17

Moody’s Credit Rating[1]	Percentage of Total Investments [2]
Baa	0.70%
Ba	45.52
B	39.59
Caa	9.58
Ca	0.27
Not Rated	4.34

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/17

Country	Percentage of Total Investments [2]
United States	65.47%
Italy	6.22
United Kingdom	5.11
France	4.00
Canada	3.56
Luxembourg	3.38
Germany	2.80
Netherlands	2.05
Ireland	1.68
Spain	1.63

TOTAL	95.90%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number[corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES[a] — 41.17%

ARGENTINA — 1.14%
Pampa Energia SA
7.50%, 01/24/27 (Call 01/24/22)[b]	$800	$872,160
YPF SA
6.95%, 07/21/27[b]	1,000	1,071,270
8.50%, 03/23/21[b]	1,000	1,131,250
8.50%, 07/28/25[b]	1,485	1,723,714
8.75%, 04/04/24[b]	1,828	2,117,738
8.88%, 12/19/18[b]	187	199,170

		7,115,302
AZERBAIJAN — 0.60%
Southern Gas Corridor CJSC
6.88%, 03/24/26[b]	1,900	2,148,330
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23[b]	1,600	1,605,592

		3,753,922
BRAZIL — 16.65%
Banco Bradesco SA/Cayman Islands
5.75%, 03/01/22[b]	1,200	1,284,840
5.90%, 01/16/21	1,790	1,895,162
6.75%, 09/29/19	200	213,250
Banco BTG Pactual SA/Cayman Islands
4.00%, 01/16/20[b]	900	878,850
5.75%, 09/28/22[b]	800	776,000
Banco do Brasil SA/Cayman Islands
3.88%, 10/10/22	2,000	1,992,500
5.38%, 01/15/21[b]	1,200	1,246,500
5.88%, 01/26/22[b]	1,700	1,791,460
5.88%, 01/19/23[b]	600	636,750
6.00%, 01/22/20[b]	400	425,000
Banco Votorantim SA
7.38%, 01/21/20[b]	892	952,210
Braskem Finance Ltd.
5.38%, 05/02/22[b]	200	215,560
5.75%, 04/15/21[b]	1,600	1,724,480
6.45%, 02/03/24	600	683,190
BRF SA
3.95%, 05/22/23[b]	400	399,500
4.75%, 05/22/24[b]	600	615,930

Security	Principal (000s)	Value
Caixa Economica Federal
3.50%, 11/07/22[b]	$450	$441,532
4.25%, 05/13/19[b]	2,420	2,462,767
VRN, (5 year CMT + 5.551%)
7.25%, 07/23/24 (Call 07/23/19)[b,c]	800	832,905
Centrais Eletricas Brasileiras SA
5.75%, 10/27/21[b]	2,300	2,416,380
6.88%, 07/30/19[b]	750	795,938
CSN Resources SA
6.50%, 07/21/20[b]	1,300	1,202,760
Embraer Netherlands Finance BV
5.05%, 06/15/25	2,120	2,241,264
Embraer Overseas Ltd.
5.70%, 09/16/23[b]	550	601,590
Fibria Overseas Finance Ltd.
5.25%, 05/12/24	200	215,000
Gerdau Trade Inc.
4.75%, 04/15/23[b]	800	827,200
GTL Trade Finance Inc.
5.89%, 04/29/24 (Call 01/29/24)[b]	1,150	1,242,747
7.25%, 04/16/44 (Call 10/16/43)[b]	600	657,180
Itau Unibanco Holding SA/Cayman Islands
5.13%, 05/13/23[b]	820	845,830
5.50%, 08/06/22[b]	2,100	2,215,500
5.65%, 03/19/22[b]	2,000	2,115,000
5.75%, 01/22/21[b]	1,850	1,954,155
6.20%, 04/15/20[b]	700	741,300
6.20%, 12/21/21[b]	800	866,000
JBS Investments GmbH
7.25%, 04/03/24 (Call 04/03/19)[b]	600	594,180
7.75%, 10/28/20 (Call 11/30/17)[b]	1,600	1,627,280
JBS USA LUX SA/JBS USA Finance Inc.
5.75%, 06/15/25 (Call 06/15/20)[b]	850	827,688
5.88%, 07/15/24 (Call 07/15/19)[b]	725	714,125
7.25%, 06/01/21 (Call 11/30/17)[b]	1,500	1,529,220
8.25%, 02/01/20 (Call 11/30/17)[b]	300	303,750
Klabin Finance SA
5.25%, 07/16/24[b]	500	521,875
Marfrig Holdings Europe BV
6.88%, 06/24/19 (Call 11/30/17)[b]	400	413,500
8.00%, 06/08/23 (Call 06/08/19)[b]	800	834,700

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Minerva Luxembourg SA
6.50%, 09/20/26 (Call 09/20/21)[b]	$1,200	$1,244,400
Odebrecht Finance Ltd.
4.38%, 04/25/25[b]	500	190,000
5.25%, 06/27/29[b]	600	222,000
7.13%, 06/26/42 (Call 12/26/41)[b]	820	307,500
Petrobras Global Finance BV
4.38%, 05/20/23	3,565	3,534,911
5.30%, 01/27/25[d]	369	370,482
5.38%, 01/27/21	3,135	3,295,669
5.63%, 05/20/43	1,800	1,622,700
5.75%, 01/20/20	850	893,562
6.00%, 01/27/28[d]	326	329,986
6.13%, 01/17/22	3,300	3,567,300
6.25%, 03/17/24	1,900	2,039,365
6.75%, 01/27/41	1,850	1,868,500
6.85%, 12/31/99	2,400	2,279,160
6.88%, 01/20/40	1,400	1,423,555
7.25%, 03/17/44	2,200	2,303,510
7.38%, 01/17/27	4,250	4,711,550
8.38%, 05/23/21	3,550	4,087,115
8.75%, 05/23/26	4,475	5,406,673
Rio Oil Finance Trust
Series 2014-1
9.25%, 07/06/24[b]	537	582,178
Suzano Austria GmbH
5.75%, 07/14/26[b]	600	645,000
7.00%, 03/16/47 (Call 09/16/46)[b]	600	670,200
Vale Overseas Ltd.
4.38%, 01/11/22	2,016	2,094,443
5.88%, 06/10/21	3,100	3,398,375
6.25%, 08/10/26	2,000	2,304,500
6.88%, 11/21/36	3,045	3,626,899
6.88%, 11/10/39	1,650	1,956,817
8.25%, 01/17/34	450	579,454
Vale SA
5.63%, 09/11/42	1,300	1,363,050
Votorantim Cimentos SA
7.25%, 04/05/41[b]	1,250	1,335,937

		104,027,339
CHILE — 0.24%
VTR Finance BV
6.88%, 01/15/24 (Call 01/15/19)[b]	1,400	1,478,750

		1,478,750

Security	Principal (000s)	Value
CHINA — 3.22%
Agile Group Holdings Ltd.
9.00%, 05/21/20 (Call 05/21/18)[b]	$400	$429,000
China Evergrande Group
6.25%, 06/28/21[b]	500	502,175
7.50%, 06/28/23 (Call 06/28/20)[b]	2,000	2,020,816
8.25%, 03/23/22 (Call 03/23/20)[b]	1,700	1,788,648
8.75%, 06/28/25 (Call 06/28/21)[b]	4,766	4,946,380
9.50%, 03/29/24 (Call 03/29/21)[b]	600	646,565
Country Garden Holdings Co. Ltd.
4.75%, 07/25/22 (Call 07/25/20)[b]	400	408,979
4.75%, 09/28/23 (Call 09/28/20)[b]	900	911,250
7.25%, 04/04/21 (Call 11/30/17)[b]	700	725,375
7.50%, 03/09/20 (Call 03/09/18)[b]	600	630,000
7.50%, 01/10/23 (Call 01/10/18)[b]	1,000	1,041,250
Fantasia Holdings Group Co. Ltd.
7.38%, 10/04/21 (Call 10/04/19)[b]	600	599,373
Fortune Star BVI Ltd.
5.25%, 03/23/22 (Call 03/23/20)[b]	1,200	1,204,638
Greenland Global Investment Ltd.
5.88%, 07/03/24[b]	1,200	1,220,449
KWG Property Holding Ltd.
8.98%, 01/14/19 (Call 11/30/17)[b]	625	645,071
Shimao Property Holdings Ltd.
4.75%, 07/03/22 (Call 07/03/20)[b]	600	615,687
8.13%, 01/22/21 (Call 01/22/18)[b]	400	420,000
8.38%, 02/10/22 (Call 02/10/19)[b]	1,225	1,345,712

		20,101,368
COLOMBIA — 1.12%
Banco Davivienda SA
5.88%, 07/09/22[b]	400	430,000
Banco de Bogota SA
5.38%, 02/19/23[b]	400	422,400
6.25%, 05/12/26[b]	1,678	1,818,533
Bancolombia SA
5.13%, 09/11/22	1,463	1,529,347
Colombia Telecomunicaciones SA ESP
5.38%, 09/27/22 (Call 11/30/17)[b]	1,006	1,026,120
Grupo Aval Ltd.
4.75%, 09/26/22[b]	600	612,000

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Millicom International Cellular SA
6.00%, 03/15/25 (Call 03/15/20)[b]	$1,100	$1,163,250

		7,001,650
COSTA RICA — 0.18%
Banco Nacional de Costa Rica
5.88%, 04/25/21[b]	1,050	1,092,405

		1,092,405
INDIA — 1.15%
ABJA Investment Co. Pte Ltd.
4.85%, 01/31/20[b]	600	617,533
5.95%, 07/31/24[b]	925	987,474
Bank of India/London
6.25%, 02/16/21[b]	650	706,349
Greenko Dutch BV
5.25%, 07/24/24 (Call 07/24/20)[b]	600	611,411
IDBI Bank Ltd.
3.75%, 01/25/19[b]	200	201,366
JSW Steel Ltd.
5.25%, 04/13/22[b]	800	824,865
Vedanta Resources PLC
6.38%, 07/30/22[b]	800	836,000
7.13%, 05/31/23[b]	1,310	1,411,525
8.25%, 06/07/21[b]	900	1,005,750

		7,202,273
INDONESIA — 0.95%
Majapahit Holding BV
7.75%, 01/20/20[b]	2,300	2,541,868
7.88%, 06/29/37[b]	300	406,517
8.00%, 08/07/19	900	988,347
Perusahaan Listrik Negara PT
5.25%, 10/24/42[b]	1,300	1,367,210
5.50%, 11/22/21[b]	600	655,500

		5,959,442
JAMAICA — 0.84%
Digicel Group Ltd.
7.13%, 04/01/22 (Call 11/30/17)[b]	1,150	1,084,105
8.25%, 09/30/20 (Call 11/30/17)[b]	1,400	1,383,025
Digicel Ltd.
6.00%, 04/15/21 (Call 11/30/17)[b]	1,650	1,623,188
6.75%, 03/01/23 (Call 03/01/18)[b]	1,200	1,183,500

		5,273,818

Security	Principal (000s)	Value
KAZAKHSTAN — 1.49%
Development Bank of Kazakhstan JSC
4.13%, 12/10/22[b]	$1,050	$1,067,062
Kazakhstan Temir Zholy Finance BV
6.95%, 07/10/42[b]	1,200	1,344,000
Kazkommertsbank JSC
5.50%, 12/21/22 (Call 11/30/17)[b]	900	891,000
KazMunayGas National Co. JSC
3.88%, 04/19/22[b]	400	404,594
4.75%, 04/19/27[b]	1,000	1,022,777
5.75%, 04/30/43[b]	200	203,642
5.75%, 04/19/47[b]	1,700	1,711,759
6.38%, 04/09/21[b]	1,100	1,202,795
7.00%, 05/05/20[b]	1,350	1,471,500

		9,319,129
MEXICO — 1.12%
BBVA Bancomer SA/Texas
7.25%, 04/22/20	1,500	1,628,925
Cemex Finance LLC
6.00%, 04/01/24 (Call 04/01/19)[b]	1,050	1,110,375
Cemex SAB de CV
5.70%, 01/11/25 (Call 01/11/20)[b]	1,200	1,263,000
6.13%, 05/05/25 (Call 05/05/20)[b]	800	853,600
7.75%, 04/16/26 (Call 04/16/21)[b]	1,900	2,151,940

		7,007,840
OMAN — 0.29%
Bank Muscat SAOG
3.75%, 05/03/21[b]	600	605,250
Lamar Funding Ltd.
3.96%, 05/07/25[b]	1,300	1,217,125

		1,822,375
RUSSIA — 4.26%
Alfa Bank AO Via Alfa Bond Issuance PLC
7.50%, 09/26/19[b]	400	427,100
7.75%, 04/28/21[b]	950	1,072,313
ALROSA Finance SA
7.75%, 11/03/20[b]	1,100	1,234,750
Credit Bank of Moscow Via CBOM Finance PLC
5.88%, 11/07/21[b]	200	207,000

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
VRN, (5 year USD Swap + 5.416%)
7.50%, 10/05/27 (Call 10/05/22)[b,c]	$900	$830,250
Evraz Group SA
5.38%, 03/20/23[b]	800	825,000
6.50%, 04/22/20[b]	1,150	1,221,875
6.75%, 01/31/22[b]	600	651,750
8.25%, 01/28/21[b]	650	732,875
Gazprom OAO Via Gaz Capital SA
4.95%, 02/06/28[b]	600	614,250
Gazprombank OAO Via GPB Eurobond Finance PLC
VRN, (5 year CMT + 6.024%)
7.50%, 12/28/23 (Call 12/28/18)[b,c]	200	207,500
GTLK Europe DAC
5.13%, 05/31/24[b]	800	815,668
Metalloinvest Finance DAC
4.85%, 05/02/24[b]	600	611,040
MMC Norilsk Nickel OJSC via MMC Finance DAC
5.55%, 10/28/20[b]	1,000	1,063,750
6.63%, 10/14/22[b]	1,200	1,350,000
Novolipetsk Steel via Steel Funding DAC
4.50%, 06/15/23[b]	600	620,250
Phosagro OAO via Phosagro Bond Funding DAC
3.95%, 11/03/21[b]	700	709,257
Polyus Finance PLC
5.25%, 02/07/23[b]	1,000	1,046,250
Polyus Gold International Ltd.
4.70%, 03/28/22[b]	400	409,000
5.63%, 04/29/20[b]	800	840,000
Rusal Capital DAC
5.13%, 02/02/22[b]	2,000	2,035,000
Russian Railways via RZD Capital PLC
3.45%, 10/06/20[b]	200	201,121
4.38%, 03/01/24[b]	1,600	1,630,206
Sberbank of Russia Via SB Capital SA
5.13%, 10/29/22[b]	1,600	1,668,000

Security	Principal (000s)	Value
Severstal OAO Via Steel Capital SA
5.90%, 10/17/22[b]	$400	$444,000
VEON Holdings BV
3.95%, 06/16/21 (Call 03/16/21)[b]	400	402,323
4.95%, 06/16/24 (Call 03/16/24)[b]	600	614,495
5.20%, 02/13/19[b]	400	411,030
5.95%, 02/13/23[b]	1,400	1,515,500
7.50%, 03/01/22[b]	600	690,750
VTB Bank OJSC Via VTB Capital SA
6.95%, 10/17/22[b]	1,400	1,522,500

		26,624,803
SOUTH AFRICA — 1.38%
AngloGold Ashanti Holdings PLC
5.13%, 08/01/22	645	676,444
5.38%, 04/15/20	1,538	1,612,977
Eskom Holdings SOC Ltd.
5.75%, 01/26/21[b]	1,800	1,818,000
6.75%, 08/06/23[b]	1,017	1,039,883
7.13%, 02/11/25[b]	1,460	1,494,675
Gold Fields Orogen Holding BVI Ltd.
4.88%, 10/07/20[b]	800	820,000
MTN Mauritius Investment Ltd.
4.76%, 11/11/24[b]	600	594,750
Transnet SOC Ltd.
4.00%, 07/26/22[b]	600	585,600

		8,642,329
SOUTH KOREA — 0.27%
Woori Bank
4.75%, 04/30/24[b]	1,000	1,048,390
VRN, (5 year CMT + 3.328%)
5.00%, 06/10/45 (Call 06/10/20)[b,c]	600	614,838

		1,663,228
THAILAND — 0.07%
Krung Thai Bank PCL/Cayman Islands
VRN, (5 year CMT + 3.535%)
5.20%, 12/26/24 (Call 12/26/19)[b,c]	400	415,353

		415,353
TRINIDAD AND TOBAGO — 0.21%
Consolidated Energy Finance SA
6.88%, 06/15/25	450	475,784

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Petroleum Co. of Trinidad & Tobago Ltd.
9.75%, 08/14/19[b]	$800	$852,554

		1,328,338
TURKEY — 3.83%
Akbank Turk AS
4.00%, 01/24/20[b]	200	199,000
5.00%, 10/24/22	150	149,747
5.13%, 03/31/25[b]	200	193,750
VRN, (5 year USD Swap + 5.026%)
7.20%, 03/16/27 (Call 03/16/22)[b,c]	1,100	1,134,375
Finansbank AS/Turkey
4.88%, 05/19/22[b]	1,800	1,777,943
TC Ziraat Bankasi AS
4.25%, 07/03/19[b]	200	200,054
4.75%, 04/29/21[b]	200	199,375
5.13%, 05/03/22[b]	1,700	1,693,751
Turkiye Garanti Bankasi AS
4.75%, 10/17/19[b]	600	609,000
5.25%, 09/13/22[b]	200	202,750
5.88%, 03/16/23[b]	900	925,875
6.25%, 04/20/21[b]	200	210,500
VRN, (5 year USD Swap + 4.220%)
6.13%, 05/24/27 (Call 05/24/22)[b,c]	1,700	1,679,486
Turkiye Halk Bankasi AS
3.88%, 02/05/20[b]	500	481,875
4.75%, 06/04/19[b]	200	198,500
4.75%, 02/11/21[b]	500	486,250
5.00%, 07/13/21[b]	900	876,375
Turkiye Is Bankasi
5.00%, 04/30/20[b]	600	603,000
5.00%, 06/25/21[b]	1,450	1,440,937
5.38%, 10/06/21[b]	1,000	1,000,000
5.50%, 04/21/19[b]	200	203,522
5.50%, 04/21/22[b]	1,100	1,098,625
6.00%, 10/24/22[b]	850	846,813
6.13%, 04/25/24[b]	900	897,817
Turkiye Vakiflar Bankasi TAO
5.50%, 10/27/21[b]	800	801,000
6.00%, 11/01/22[b]	200	197,000
VRN, (5 year USD Swap + 5.439%)
6.88%, 02/03/25 (Call 02/03/20)[b,c]	1,000	1,003,750

Security	Principal (000s)	Value
Yapi ve Kredi Bankasi AS
4.00%, 01/22/20[b]	$1,000	$988,750
5.13%, 10/22/19[b]	1,050	1,065,750
5.25%, 12/03/18[b]	200	203,071
5.50%, 12/06/22[b]	400	387,500
5.75%, 02/24/22[b]	950	958,312
5.85%, 06/21/24[b]	600	592,959
VRN, (5 year USD Swap + 7.400%)
8.50%, 03/09/26 (Call 03/09/21)[b,c]	400	424,000

		23,931,412
UKRAINE — 0.04%
MHP SE
7.75%, 05/10/24[b]	200	216,278

		216,278
UNITED ARAB EMIRATES — 0.29%
DAE Funding LLC
4.50%, 08/01/22 (Call 08/01/19)[b]	600	607,210
5.00%, 08/01/24 (Call 08/01/20)[b]	1,200	1,225,461

		1,832,671
UNITED KINGDOM — 0.21%
Sable International Finance Ltd.
6.88%, 08/01/22 (Call 08/01/18)[b]	450	483,188
Sunac China Holdings Ltd.
7.95%, 08/08/22 (Call 08/08/20)[b]	600	610,500
Tullow Oil PLC
6.00%, 11/01/20 (Call 11/10/17)[b]	200	200,000

		1,293,688
VENEZUELA — 1.62%
Petroleos de Venezuela SA
5.38%, 04/12/27[b]	3,270	936,855
5.50%, 04/12/37[b]	1,439	413,713
6.00%, 05/16/24[b]	5,510	1,556,575
6.00%, 11/15/26[b]	5,300	1,457,500
8.50%, 10/27/20[b]	2,475	2,045,587
9.00%, 11/17/21[b]	2,755	1,208,756
9.75%, 05/17/35[b]	2,912	1,048,320
12.75%, 02/17/22[b]	3,238	1,460,338

		10,127,644
TOTAL CORPORATE BONDS & NOTES
(Cost: $253,123,505)		257,231,357

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS[a] — 56.01%

ARGENTINA — 7.07%
Argentine Republic Government International Bond
2.50%, 12/31/38[e]	$644	$462,070
2.50%, 12/31/38[e]	6,213	4,457,828
5.63%, 01/26/22	4,570	4,798,500
6.25%, 04/22/19	1,900	1,992,082
6.63%, 07/06/28	1,080	1,146,420
6.88%, 04/22/21	6,075	6,630,863
6.88%, 01/26/27	4,200	4,580,100
7.13%, 07/06/36	1,820	1,957,410
7.13%, 06/28/49[b]	2,400	2,461,461
7.50%, 04/22/26	6,242	7,053,460
7.63%, 04/22/46	2,400	2,691,600
8.28%, 12/31/33	1,444	1,655,299
8.28%, 12/31/33	477	555,824
8.28%, 12/31/33	3,213	3,746,907

		44,189,824
AZERBAIJAN — 0.11%
State Oil Co. of the Azerbaijan Republic
6.95%, 03/18/30[b]	600	660,386

		660,386
BAHRAIN — 1.93%
Bahrain Government International Bond
5.50%, 03/31/20[b]	783	811,594
5.88%, 01/26/21[b]	650	680,743
6.00%, 09/19/44[b]	400	342,999
6.13%, 07/05/22[b]	1,200	1,272,269
6.13%, 08/01/23[b]	1,400	1,482,339
6.75%, 09/20/29[b]	1,400	1,396,500
7.00%, 01/26/26[b]	2,200	2,330,765
7.00%, 10/12/28[b]	2,706	2,783,310
7.50%, 09/20/47[b]	1,000	974,094

		12,074,613
BRAZIL — 6.24%
Banco Nacional de Desenvolvimento Economico e Social
4.00%, 04/14/19[b]	400	405,664
4.75%, 05/09/24[b]	2,300	2,325,463

Security	Principal (000s)	Value
5.50%, 07/12/20[b]	$450	$474,647
5.75%, 09/26/23[b]	900	973,125
6.50%, 06/10/19[b]	600	635,106
Brazilian Government International Bond
2.63%, 01/05/23	2,200	2,128,500
4.25%, 01/07/25	5,468	5,563,690
4.88%, 01/22/21	3,811	4,073,006
5.00%, 01/27/45	5,200	4,838,600
5.63%, 01/07/41	2,750	2,795,375
5.63%, 02/21/47	1,400	1,423,800
5.88%, 01/15/19	900	940,312
6.00%, 04/07/26	3,892	4,324,985
7.13%, 01/20/37	1,710	2,043,450
8.25%, 01/20/34	1,650	2,151,188
8.75%, 02/04/25	500	649,222
8.88%, 10/14/19	300	340,810
8.88%, 04/15/24	1,350	1,728,000
10.13%, 05/15/27	600	865,500
10.13%, 05/15/27	225	324,563

		39,005,006
COSTA RICA — 0.57%
Costa Rica Government International Bond
4.25%, 01/26/23	400	394,500
4.38%, 04/30/25[b]	400	392,778
5.63%, 04/30/43	200	180,686
7.00%, 04/04/44[b]	1,662	1,730,557
7.16%, 03/12/45[b]	800	850,000

		3,548,521
CROATIA — 1.37%
Croatia Government International Bond
5.50%, 04/04/23[b]	1,300	1,434,875
6.00%, 01/26/24[b]	1,400	1,592,500
6.38%, 03/24/21[b]	2,400	2,646,000
6.63%, 07/14/20[b]	1,350	1,476,563
6.75%, 11/05/19[b]	1,300	1,399,125

		8,549,063
DOMINICAN REPUBLIC — 2.10%
Dominican Republic International Bond
5.50%, 01/27/25[b]	700	740,250

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
5.88%, 04/18/24[b]	$1,240	$1,348,500
5.95%, 01/25/27[b]	1,075	1,155,625
6.60%, 01/28/24[b]	1,692	1,907,927
6.85%, 01/27/45[b]	2,490	2,770,125
6.88%, 01/29/26[b]	1,700	1,942,250
7.45%, 04/30/44[b]	1,350	1,601,438
7.50%, 05/06/21[b]	1,500	1,655,625

		13,121,740
ECUADOR — 1.62%
Ecuador Government International Bond
7.95%, 06/20/24[b]	1,065	1,074,319
8.75%, 06/02/23[b]	1,500	1,575,505
9.63%, 06/02/27[b]	800	857,961
9.65%, 12/13/26[b]	2,600	2,801,500
10.50%, 03/24/20[b]	1,300	1,410,500
10.75%, 03/28/22[b]	2,100	2,375,625

		10,095,410
EGYPT — 1.80%
Egypt Government International Bond
5.75%, 04/29/20[b]	760	788,500
5.88%, 06/11/25[b]	2,590	2,645,038
6.13%, 01/31/22[b]	2,200	2,296,250
6.88%, 04/30/40[b]	800	796,257
7.50%, 01/31/27[b]	2,100	2,323,125
8.50%, 01/31/47[b]	2,100	2,370,375

		11,219,545
EL SALVADOR — 1.01%
El Salvador Government International Bond
5.88%, 01/30/25[b]	750	740,645
6.38%, 01/18/27[b]	900	895,348
7.38%, 12/01/19[b]	250	259,861
7.63%, 02/01/41[b]	500	520,044
7.65%, 06/15/35[b]	880	915,200
7.75%, 01/24/23[b]	1,325	1,430,402
8.25%, 04/10/32[b]	400	445,207
8.63%, 02/28/29[b]	1,000	1,131,795

		6,338,502
GHANA — 0.73%
Ghana Government International Bond
7.88%, 08/07/23[b]	1,000	1,080,000

Security	Principal (000s)	Value
8.13%, 01/18/26[b]	$1,500	$1,625,625
8.13%, 01/18/26[b]	200	216,750
9.25%, 09/15/22[b]	400	452,018
10.75%, 10/14/30[b]	900	1,200,009

		4,574,402
GUATEMALA — 0.45%
Guatemala Government Bond
4.50%, 05/03/26[b]	1,000	1,008,088
4.88%, 02/13/28[b]	1,150	1,186,074
5.75%, 06/06/22[b]	600	651,700

		2,845,862
IVORY COAST — 0.47%
Ivory Coast Government International Bond
5.38%, 07/23/24[b]	400	404,528
6.13%, 06/15/33[b]	1,600	1,581,218
6.38%, 03/03/28[b]	900	933,750

		2,919,496
JAMAICA — 0.99%
Jamaica Government International Bond
6.75%, 04/28/28	2,400	2,778,000
7.63%, 07/09/25	500	605,482
7.88%, 07/28/45	1,200	1,490,635
8.00%, 03/15/39	1,043	1,297,231

		6,171,348
JORDAN — 0.41%
Jordan Government International Bond
5.75%, 01/31/27[b]	1,500	1,498,125
6.13%, 01/29/26[b]	1,000	1,035,479

		2,533,604
LEBANON — 3.78%
Lebanon Government International Bond
5.45%, 11/28/19[b]	300	300,676
5.50%, 04/23/19	200	201,031
5.80%, 04/14/20[b]	1,165	1,166,337
6.00%, 05/20/19[b]	300	303,814
6.00%, 01/27/23[b]	550	534,875
6.10%, 10/04/22[b]	1,600	1,578,000
6.15%, 06/19/20	350	351,736

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
6.20%, 02/26/25[b]	$700	$667,605
6.25%, 05/27/22	300	298,447
6.25%, 11/04/24[b]	823	794,456
6.38%, 03/09/20	1,800	1,824,750
6.40%, 05/26/23	2,750	2,713,923
6.60%, 11/27/26[b]	850	818,125
6.65%, 04/22/24[b]	1,020	1,008,996
6.65%, 11/03/28[b]	1,115	1,061,177
6.65%, 02/26/30[b]	1,740	1,633,425
6.75%, 11/29/27[b]	817	786,363
6.85%, 03/23/27[b]	800	781,009
6.85%, 05/25/29	400	382,278
7.00%, 03/23/32[b]	1,890	1,801,524
7.05%, 11/02/35[b]	100	94,902
7.25%, 03/23/37[b]	800	763,400
8.25%, 04/12/21[b]	3,564	3,777,840

		23,644,689
MOROCCO — 0.38%
Morocco Government International Bond
4.25%, 12/11/22[b]	1,600	1,680,000
5.50%, 12/11/42[b]	600	670,659

		2,350,659
NIGERIA — 0.47%
Nigeria Government International Bond
6.38%, 07/12/23[b]	700	733,455
6.75%, 01/28/21[b]	400	425,977
7.88%, 02/16/32[b]	1,642	1,800,043

		2,959,475
PAKISTAN — 0.48%
Pakistan Government International Bond
7.25%, 04/15/19[b]	600	625,456
8.25%, 04/15/24[b]	1,925	2,143,353
8.25%, 09/30/25[b]	200	224,385

		2,993,194
RUSSIA — 4.81%
Russian Foreign Bond-Eurobond
3.50%, 01/16/19[b]	800	810,776
4.50%, 04/04/22[b]	2,400	2,556,000
4.88%, 09/16/23[b]	3,800	4,137,250

Security	Principal (000s)	Value
5.00%, 04/29/20[b]	$4,000	$4,225,000
5.63%, 04/04/42[b]	3,200	3,531,200
5.88%, 09/16/43[b]	1,600	1,826,000
7.50%, 03/31/30 [b,e]	7,822	9,200,640
12.75%, 06/24/28[b]	2,150	3,767,875

		30,054,741
SENEGAL — 0.32%
Senegal Government International Bond
6.25%, 07/30/24[b]	400	429,209
6.25%, 05/23/33[b]	1,100	1,137,887
8.75%, 05/13/21[b]	400	463,492

		2,030,588
SERBIA — 0.85%
Serbia International Bond
4.88%, 02/25/20[b]	2,400	2,501,784
5.88%, 12/03/18[b]	200	206,916
7.25%, 09/28/21[b]	2,250	2,587,500

		5,296,200
SOUTH AFRICA — 2.74%
Republic of South Africa Government International Bond
4.30%, 10/12/28	1,000	922,500
4.67%, 01/17/24	2,000	2,025,000
4.88%, 04/14/26	1,500	1,488,750
5.00%, 10/12/46	1,100	976,250
5.50%, 03/09/20	3,068	3,236,740
5.65%, 09/27/47	1,900	1,824,611
5.88%, 05/30/22	1,050	1,145,812
5.88%, 09/16/25	3,310	3,525,150
6.25%, 03/08/41	1,901	1,997,633

		17,142,446
SRI LANKA — 1.71%
Sri Lanka Government International Bond
5.13%, 04/11/19[b]	200	204,997
5.75%, 01/18/22	600	636,637
5.88%, 07/25/22[b]	2,109	2,251,357
6.00%, 01/14/19[b]	400	412,945
6.13%, 06/03/25[b]	500	533,538
6.20%, 05/11/27[b]	580	615,650
6.25%, 10/04/20[b]	300	320,250

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)	Value
6.25%, 07/27/21[b]	$2,700	$2,912,625
6.83%, 07/18/26[b]	1,050	1,163,820
6.85%, 11/03/25[b]	1,500	1,665,270

		10,717,089
TRINIDAD AND TOBAGO — 0.26%
Trinidad & Tobago Government International Bond
4.38%, 01/16/24[b]	400	407,410
4.50%, 08/04/26[b]	1,200	1,210,500

		1,617,910
TURKEY — 8.74%
Export Credit Bank of Turkey
5.00%, 09/23/21[b]	450	455,711
5.38%, 02/08/21[b]	400	410,883
5.38%, 10/24/23[b]	600	604,715
Turkey Government International Bond
3.25%, 03/23/23	1,700	1,604,375
4.25%, 04/14/26	900	849,375
4.88%, 10/09/26	5,060	4,939,825
4.88%, 04/16/43	4,500	3,881,250
5.13%, 03/25/22	949	984,587
5.63%, 03/30/21	2,050	2,162,750
5.75%, 03/22/24	2,300	2,426,500
5.75%, 05/11/47	3,400	3,243,167
5.88%, 04/24/19[b]	650	670,466
6.00%, 03/25/27	4,329	4,561,684
6.00%, 01/14/41	2,816	2,816,000
6.25%, 09/26/22	3,200	3,480,000
6.63%, 02/17/45	3,050	3,255,875
6.75%, 05/30/40	1,975	2,147,812
6.88%, 03/17/36	2,020	2,222,000
7.00%, 03/11/19	800	843,155
7.00%, 06/05/20	2,100	2,273,250
7.25%, 03/05/38	1,300	1,495,000
7.38%, 02/05/25	2,570	2,952,287
7.50%, 11/07/19	2,200	2,378,750
8.00%, 02/14/34	1,263	1,540,860
11.88%, 01/15/30	1,550	2,410,250

		54,610,527
UKRAINE — 2.28%
Ukraine Government International Bond
7.75%, 09/01/20[b]	2,526	2,690,190

Security	Principal or Shares (000s)	Value
7.75%, 09/01/21[b]	$850	$906,313
7.75%, 09/01/22[b]	1,514	1,618,466
7.75%, 09/01/23[b]	1,325	1,407,813
7.75%, 09/01/24[b]	2,313	2,422,867
7.75%, 09/01/25[b]	936	973,440
7.75%, 09/01/26[b]	1,252	1,289,560
7.75%, 09/01/27[b]	2,150	2,214,500
Ukreximbank Via Biz Finance PLC
9.75%, 01/22/25[b]	650	710,438

		14,233,587
VENEZUELA — 1.95%
Venezuela Government International Bond
6.00%, 12/09/20[b]	1,780	694,206
7.00%, 12/01/18[b]	800	500,000
7.00%, 03/31/38[b]	1,000	320,000
7.65%, 04/21/25[b]	1,558	510,252
7.75%, 10/13/19[b]	2,979	1,366,919
8.25%, 10/13/24[b]	2,700	897,735
9.00%, 05/07/23[b]	2,037	687,487
9.25%, 09/15/27	4,552	1,672,869
9.25%, 05/07/28[b]	2,192	723,360
9.38%, 01/13/34	1,410	475,883
11.75%, 10/21/26[b]	3,035	1,236,767
11.95%, 08/05/31[b]	4,600	1,835,400
12.75%, 08/23/22[b]	2,900	1,265,578

		12,186,456
VIETNAM — 0.37%
Vietnam Government International Bond
4.80%, 11/19/24[b]	1,000	1,071,500
6.75%, 01/29/20[b]	1,150	1,253,393

		2,324,893

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $348,209,283)		350,009,776

SHORT-TERM INVESTMENTS — 1.68%

MONEY MARKET FUNDS — 1.68%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[f,g]	10,477	10,476,733

		10,476,733

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,476,733)		10,476,733

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 98.86%
(Cost: $611,809,521)[h]	$617,717,866
Other Assets, Less Liabilities — 1.14%	7,149,406

NET ASSETS — 100.00%	$624,867,272

CMT  —  Constant Maturity Treasury

VRN  —  Variable Rate Note

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	Affiliated issuer. See Schedule 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $612,830,130. Net unrealized appreciation was $4,887,736, of which $14,248,187 represented gross unrealized appreciation on investments and $9,360,451 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury SL Agency Shares	246	10,231	[b]	—	10,477	$10,476,733	$16	$—	$22,768

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$257,231,357	$—	$257,231,357
Foreign government obligations	—	350,009,776	—	350,009,776
Money market funds	10,476,733	—	—	10,476,733

Total	$10,476,733	$607,241,133	$—	$617,717,866

See notes to financial statements.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® J.P. MORGAN EM CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 95.92%

ARGENTINA — 2.31%
Cablevision SA
6.50%, 06/15/21 (Call 06/15/19)[a]	$300	$320,250
Pampa Energia SA
7.38%, 07/21/23 (Call 07/21/20)[a]	200	218,750
7.50%, 01/24/27 (Call 01/24/22)[a]	150	163,530
Stoneway Capital Corp.
10.00%, 03/01/27 (Call 03/01/22)[a]	150	159,750
YPF SA
6.95%, 07/21/27[a]	100	107,127
8.50%, 03/23/21[a]	200	226,250
8.50%, 07/28/25[a]	125	145,094
8.75%, 04/04/24[a]	580	671,930

		2,012,681
BRAZIL — 7.94%
Banco Bradesco SA/Cayman Islands
5.75%, 03/01/22[a]	200	214,140
Banco BTG Pactual SA/Cayman Islands
4.00%, 01/16/20[a]	200	195,300
Banco do Brasil SA/Cayman Islands
5.88%, 01/26/22[a]	200	210,760
5.88%, 01/19/23[a]	200	212,250
VRN, (10 year CMT + 4.398%)
6.25%, (Call 04/15/24)[a,b,c]	200	188,500
VRN, (10 year CMT + 7.327%)
9.25%, (Call 04/15/23)[a,b,c]	200	225,490
Banco Votorantim SA
7.38%, 01/21/20[a]	100	106,750
Braskem Finance Ltd.
5.38%, 05/02/22[a]	200	215,560
BRF SA
3.95%, 05/22/23[a]	200	199,750
Centrais Eletricas Brasileiras SA
5.75%, 10/27/21[a]	200	210,120
CSN Resources SA
6.50%, 07/21/20[a]	100	92,520
Embraer Netherlands Finance BV
5.05%, 06/15/25	100	105,720
5.40%, 02/01/27	150	160,725
Fibria Overseas Finance Ltd.
5.25%, 05/12/24	50	53,750

Security	Principal (000s)	Value
GTL Trade Finance Inc.
5.89%, 04/29/24 (Call 01/29/24)[a]	$150	$162,097
Itau Unibanco Holding SA/Cayman Islands
5.13%, 05/13/23[a]	200	206,300
5.65%, 03/19/22[a]	200	211,500
JBS Investments GmbH
7.75%, 10/28/20 (Call 11/30/17)[a]	200	203,410
JBS USA LUX SA/JBS USA Finance Inc.
7.25%, 06/01/21 (Call 11/30/17)[a]	100	101,948
Marfrig Holdings Europe BV
8.00%, 06/08/23 (Call 06/08/19)[a]	200	208,675
Odebrecht Finance Ltd.
4.38%, 04/25/25[a]	200	76,000
Petrobras Global Finance BV
5.30%, 01/27/25[d]	158	158,635
5.63%, 05/20/43	150	135,225
5.75%, 01/20/20	100	105,125
6.13%, 01/17/22	200	216,200
6.25%, 03/17/24	225	241,504
6.75%, 01/27/41	145	146,450
6.85%, 12/31/99	100	94,965
6.88%, 01/20/40	175	177,944
7.25%, 03/17/44	150	157,058
7.38%, 01/17/27	200	221,720
8.38%, 05/23/21	400	460,520
8.75%, 05/23/26	250	302,049
St. Marys Cement Inc. Canada
5.75%, 01/28/27 (Call 10/28/26)[a]	200	211,040
Vale Overseas Ltd.
5.88%, 06/10/21[e]	100	109,625
6.25%, 08/10/26	200	230,450
6.88%, 11/10/39	200	237,190
8.25%, 01/17/34	125	160,959

		6,927,924
CHILE — 4.32%
Celulosa Arauco y Constitucion SA
4.50%, 08/01/24 (Call 05/01/24)	200	211,250
4.75%, 01/11/22 (Call 10/11/21)	37	39,266
Cencosud SA
4.38%, 07/17/27 (Call 04/17/27)[a]	400	400,192
5.15%, 02/12/25 (Call 11/12/24)[a]	200	214,250

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN EM CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Colbun SA
4.50%, 07/10/24 (Call 04/11/24)[a]	$200	$209,500
Empresa Electrica Angamos SA
4.88%, 05/25/29[a]	400	401,280
Empresa Nacional de Telecomunicaciones SA
4.75%, 08/01/26 (Call 05/03/26)[a]	200	207,600
4.88%, 10/30/24[a]	200	209,760
Enel Americas SA
4.00%, 10/25/26 (Call 07/25/26)	200	203,500
GNL Quintero SA
4.63%, 07/31/29[a,e]	400	416,520
Inversiones CMPC SA
4.38%, 05/15/23[a]	400	412,400
4.75%, 09/15/24 (Call 06/15/24)[a]	200	210,250
LATAM Airlines Group SA
7.25%, 06/09/20[a]	400	426,400
VTR Finance BV
6.88%, 01/15/24 (Call 01/15/19)[a]	200	211,250

		3,773,418
CHINA — 8.53%
Agile Group Holdings Ltd.
9.00%, 05/21/20 (Call 05/21/18)[a]	200	214,500
Alibaba Group Holding Ltd.
3.60%, 11/28/24 (Call 08/28/24)	200	206,698
Azure Nova International Finance Ltd.
3.50%, 03/21/22[a]	200	202,976
Baidu Inc.
4.13%, 06/30/25	200	210,399
Bank of China Ltd./Hong Kong
3.88%, 06/30/25[a]	200	208,308
Bank of Communications Co. Ltd.
VRN, (5 year CMT + 2.850%)
4.50%, 10/03/24 (Call 10/03/19)[a,b]	200	205,000
China Cinda Finance 2015 I Ltd.
4.25%, 04/23/25[a]	400	414,392
China Construction Bank Corp.
VRN, (5 year CMT + 2.425%)
3.88%, 05/13/25 (Call 05/13/20)[a,b]	200	203,484
China Evergrande Group
7.50%, 06/28/23 (Call 06/28/20)[a]	200	202,082
8.75%, 06/28/25 (Call 06/28/21)[a]	200	207,570

Security	Principal (000s)	Value
China Overseas Finance Cayman II Ltd.
5.50%, 11/10/20[a]	$100	$108,000
China Overseas Finance Cayman VI Ltd.
5.95%, 05/08/24[a]	200	228,589
CITIC Ltd.
3.13%, 02/28/22[a]	400	400,752
6.63%, 04/15/21[a]	100	111,592
CMBLEMTN 1 Ltd.
3.25%, 11/29/21[a]	200	200,066
CNOOC Finance 2012 Ltd.
5.00%, 05/02/42[a]	200	226,447
CNOOC Finance 2015 Australia Pty Ltd.
2.63%, 05/05/20	200	200,500
CNOOC Nexen Finance 2014 ULC
4.25%, 04/30/24	200	213,080
CNPC General Capital Ltd.
3.40%, 04/16/23[a]	200	203,685
Country Garden Holdings Co. Ltd.
7.50%, 03/09/20 (Call 03/09/18)[a]	200	210,000
Fortune Star BVI Ltd.
5.25%, 03/23/22 (Call 03/23/20)[a]	200	200,773
Greenland Global Investment Ltd.
5.88%, 07/03/24[a]	200	203,408
Huarong Finance 2017 Co. Ltd.
4.75%, 04/27/27[a]	200	208,935
Huarong Finance II Co. Ltd.
4.50%, 01/16/20[a]	200	205,904
5.50%, 01/16/25[a]	200	217,702
Industrial & Commercial Bank of China Ltd./New York
2.91%, 11/13/20	250	251,096
Industrial & Commercial Bank of China Ltd./Singapore
FRN, (3 mo. LIBOR US + 0.950%)
2.26%, 04/24/22[a,f]	400	401,500
JD.com Inc.
3.88%, 04/29/26	200	203,123
Kaisa Group Holdings Ltd.
8.50%, 06/30/22 (Call 06/30/20)[a]	200	200,278
Nexen Energy ULC
7.50%, 07/30/39	100	147,250

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN EM CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Proven Honour Capital Ltd.
4.13%, 05/19/25[a]	$400	$416,199
Shimao Property Holdings Ltd.
8.13%, 01/22/21 (Call 01/22/18)[a]	200	210,000
Tencent Holdings Ltd.
2.88%, 02/11/20[a]	200	202,500

		7,446,788
COLOMBIA — 4.37%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd.
8.38%, 05/10/20 (Call 11/30/17)[a]	200	203,620
Banco de Bogota SA
5.38%, 02/19/23[a]	200	211,200
6.25%, 05/12/26[a]	200	216,750
Bancolombia SA
5.13%, 09/11/22	87	90,945
5.95%, 06/03/21	400	435,720
Colombia Telecomunicaciones SA ESP
5.38%, 09/27/22 (Call 11/30/17)[a]	200	204,000
8.50%[a,c]	100	106,250
Ecopetrol SA
4.13%, 01/16/25	300	301,125
5.38%, 06/26/26 (Call 03/26/26)[e]	325	347,263
5.88%, 09/18/23	200	225,500
5.88%, 05/28/45	400	397,000
7.38%, 09/18/43	200	231,500
Grupo Aval Ltd.
4.75%, 09/26/22[a]	200	204,000
GrupoSura Finance SA
5.50%, 04/29/26 (Call 01/29/26)[a]	200	217,000
Millicom International Cellular SA
6.00%, 03/15/25 (Call 03/15/20)[a]	200	211,500
SUAM Finance BV
4.88%, 04/17/24[a]	200	213,750

		3,817,123
GHANA — 0.23%
Tullow Oil PLC
6.25%, 04/15/22 (Call 11/30/17)[a]	200	199,250

		199,250

Security	Principal (000s)	Value
GUATEMALA — 0.48%
Comcel Trust via Comunicaciones Celulares SA
6.88%, 02/06/24 (Call 02/06/19)[a]	$400	$421,506

		421,506
HONG KONG — 5.49%
AIA Group Ltd.
3.20%, 03/11/25 (Call 12/11/24)[a]	200	199,252
4.50%, 03/16/46 (Call 09/16/45)[a]	200	217,816
Bank of China Hong Kong Ltd.
5.55%, 02/11/20[a]	400	425,000
Bank of East Asia Ltd. (The)
VRN, (5 year CMT + 2.700%)
4.00%, 11/03/26 (Call 11/03/21)[a,b]	200	201,836
CK Hutchison International 16 Ltd.
2.75%, 10/03/26[a]	600	576,052
HKT Capital No. 4 Ltd.
3.00%, 07/14/26[a]	200	191,872
Hongkong Electric Finance Ltd.
2.88%, 05/03/26[a]	200	193,502
Hutchison Whampoa International 11 Ltd.
4.63%, 01/13/22[a]	400	429,183
Li & Fung Ltd.
5.25%, (Call 11/03/21)[a,c]	200	188,000
Noble Group Ltd.
6.75%, 01/29/20[a]	200	82,500
NWD Finance BVI Ltd.
5.75%, (Call 10/05/21)[a,c]	200	202,300
NWD MTN Ltd.
5.25%, 02/26/21[a]	400	425,710
OVPH Ltd.
5.88%, (Call 03/01/21)[a,c]	200	209,652
PCPD Capital Ltd.
4.75%, 03/09/22[a]	200	204,052
Radiant Access Ltd.
4.60%, (Call 05/18/20)[a,c]	200	195,389
Sun Hung Kai Properties Capital Market Ltd.
4.50%, 02/14/22[a]	200	213,703
Swire Pacific MTN Financing Ltd.
4.50%, 10/09/23[a]	400	431,250

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN EM CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
TVB Finance Ltd.
3.63%, 10/11/21[a]	$200	$199,432

		4,786,501
INDIA — 5.16%
ABJA Investment Co. Pte Ltd.
5.95%, 07/31/24[a]	200	213,508
Adani Ports & Special Economic Zone Ltd.
3.50%, 07/29/20[a]	200	203,489
Axis Bank Ltd./Dubai
3.25%, 05/21/20[a]	200	202,284
Bharat Petroleum Corp. Ltd.
4.00%, 05/08/25[a]	200	205,103
Bharti Airtel International Netherlands BV
5.13%, 03/11/23[a]	400	428,847
Delhi International Airport Ltd.
6.13%, 10/31/26[a]	200	215,060
Greenko Dutch BV
5.25%, 07/24/24 (Call 07/24/20)[a]	200	203,804
ICICI Bank Ltd./Dubai
3.13%, 08/12/20[a]	200	201,500
3.50%, 03/18/20[a]	200	203,273
ICICI Bank Ltd./Hong Kong
5.75%, 11/16/20[a]	100	108,526
Indian Oil Corp. Ltd.
5.75%, 08/01/23[a]	200	225,218
JSW Steel Ltd.
5.25%, 04/13/22[a]	200	206,216
NTPC Ltd.
4.38%, 11/26/24[a]	200	212,680
Oil India Ltd.
5.38%, 04/17/24[a]	200	222,982
ONGC Videsh Ltd.
4.63%, 07/15/24[a]	200	214,324
Reliance Holdings USA Inc.
5.40%, 02/14/22[a]	250	274,245
Reliance Industries Ltd.
4.13%, 01/28/25[a]	500	522,109
Vedanta Resources PLC
7.13%, 05/31/23[a]	200	215,500
8.25%, 06/07/21[a]	200	223,500

		4,502,168

Security	Principal (000s)	Value
INDONESIA — 1.19%
Indo Energy Finance II BV
6.38%, 01/24/23 (Call 01/24/18)[a]	$200	$201,588
Listrindo Capital BV
4.95%, 09/14/26 (Call 09/14/21)[a]	200	202,991
Minejesa Capital BV
4.63%, 08/10/30[d]	200	204,277
5.63%, 08/10/37[d,e]	200	212,751
Perusahaan Gas Negara Persero Tbk
5.13%, 05/16/24[a]	200	217,250

		1,038,857
ISRAEL — 4.34%
Altice Financing SA
6.63%, 02/15/23 (Call 02/15/18)[a]	400	419,640
7.50%, 05/15/26 (Call 05/15/21)[a]	600	657,000
Israel Electric Corp. Ltd.
6.88%, 06/21/23[a]	200	233,000
Series 6
5.00%, 11/12/24[d]	200	214,750
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	200	187,650
Series 2
3.65%, 11/10/21	500	491,875
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36[e]	200	204,450
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	300	282,000
2.80%, 07/21/23[e]	400	368,006
3.15%, 10/01/26[e]	600	530,958
4.10%, 10/01/46[e]	250	198,997

		3,788,326
JAMAICA — 1.35%
Digicel Group Ltd.
7.13%, 04/01/22 (Call 11/30/17)[a,e]	200	188,540
8.25%, 09/30/20 (Call 11/30/17)[a]	400	395,150
Digicel Ltd.
6.00%, 04/15/21 (Call 11/30/17)[a]	200	196,750
6.75%, 03/01/23 (Call 03/01/18)[a,e]	400	394,500

		1,174,940
KAZAKHSTAN — 0.69%
Kazkommertsbank JSC
5.50%, 12/21/22 (Call 11/30/17)[a]	200	198,000

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN EM CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Nostrum Oil & Gas Finance BV
8.00%, 07/25/22 (Call 07/25/19)[a]	$200	$208,323
Tengizchevroil Finance Co. International Ltd.
4.00%, 08/15/26[a]	200	196,250

		602,573
KUWAIT — 2.07%
Burgan Senior SPC Ltd.
3.13%, 09/14/21[a]	400	400,000
Equate Petrochemical BV
3.00%, 03/03/22[a]	400	396,200
4.25%, 11/03/26[a]	200	205,625
Kuwait Projects Co. SPC Ltd.
4.50%, 02/23/27[a]	200	200,500
5.00%, 03/15/23[a]	200	211,500
NBK SPC Ltd.
2.75%, 05/30/22[a]	400	395,003

		1,808,828
MACAU — 1.17%
Bank of China Ltd./Macau
2.88%, 04/20/22[a]	200	200,567
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 06/06/20)[a]	200	202,329
Studio City Co. Ltd.
7.25%, 11/30/21 (Call 11/30/18)[a]	200	213,500
Wynn Macau Ltd.
4.88%, 10/01/24 (Call 10/01/20)[a]	400	406,520

		1,022,916
MALAYSIA — 1.41%
Axiata SPV2 Bhd
4.36%, 03/24/26[a]	200	212,079
Gohl Capital Ltd.
4.25%, 01/24/27[a]	400	414,033
Malayan Banking Bhd
VRN, (5 year USD Swap + 2.542%)
3.91%, 10/29/26 (Call 10/29/21)[a,b]	200	206,146
RHB Bank Bhd
2.50%, 10/06/21[a]	200	197,504
TNB Global Ventures Capital Bhd
3.24%, 10/19/26[a]	200	195,796

		1,225,558
MEXICO — 5.72%
Alfa SAB de CV
5.25%, 03/25/24 (Call 12/25/23)[a]	200	212,250

Security	Principal (000s)	Value
America Movil SAB de CV
3.13%, 07/16/22	$200	$204,253
5.00%, 03/30/20	200	212,460
6.13%, 03/30/40[e]	200	248,200
6.38%, 03/01/35	200	249,120
Banco Inbursa SA Institucion de Banca Multiple
4.13%, 06/06/24[a]	150	150,405
Banco Mercantil del Norte SA/Grand Cayman
VRN, (10 year CMT + 5.353%)
7.63%, (Call 01/06/28)[a,b,c]	200	217,400
Banco Santander Mexico SA
4.13%, 11/09/22[a]	150	155,438
BBVA Bancomer SA/Texas
4.38%, 04/10/24[a]	150	157,500
6.75%, 09/30/22[a]	300	339,390
Cemex SAB de CV
6.13%, 05/05/25 (Call 05/05/20)[a]	200	213,400
7.75%, 04/16/26 (Call 04/16/21)[a]	200	226,520
Coca-Cola Femsa SAB de CV
3.88%, 11/26/23	150	157,459
4.63%, 02/15/20	100	105,000
El Puerto de Liverpool SAB de CV
3.88%, 10/06/26[a]	200	196,750
Fomento Economico Mexicano SAB de CV
4.38%, 05/10/43[e]	150	152,130
Grupo Bimbo SAB de CV
4.50%, 01/25/22[a]	100	105,750
4.88%, 06/27/44[a]	200	200,774
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	200	199,700
6.63%, 01/15/40	100	121,125
Mexichem SAB de CV
4.88%, 09/19/22[a]	200	213,000
Sigma Alimentos SA de CV
4.13%, 05/02/26 (Call 02/02/26)[a]	200	199,875
Southern Copper Corp.
5.25%, 11/08/42	100	108,555
5.88%, 04/23/45	150	175,335
6.75%, 04/16/40	100	125,500
7.50%, 07/27/35	100	132,250

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN EM CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Trust F/1401
5.25%, 01/30/26 (Call 10/30/25)[a]	$200	$213,260

		4,992,799
MOROCCO — 0.73%
OCP SA
4.50%, 10/22/25[a]	200	199,750
5.63%, 04/25/24[a]	200	214,750
6.88%, 04/25/44[a]	200	225,500

		640,000
NIGERIA — 0.48%
IHS Netherlands Holdco BV
9.50%, 10/27/21 (Call 10/27/18)[a]	200	212,000
Zenith Bank PLC
7.38%, 05/30/22[a]	200	207,875

		419,875
PANAMA — 0.72%
Banco Internacional del Peru SAA/Panama
5.75%, 10/07/20[a]	200	218,000
C&W Senior Financing Designated Activity Co.
6.88%, 09/15/27 (Call 09/15/22)[a]	200	209,022
Global Bank Corp.
4.50%, 10/20/21[a]	200	204,750

		631,772
PERU — 2.23%
Banco de Credito del Peru
4.25%, 04/01/23[a]	600	634,500
Banco de Credito del Peru/Panama
5.38%, 09/16/20[a]	100	108,125
BBVA Banco Continental SA
5.00%, 08/26/22[a]	150	163,125
Lima Metro Line 2 Finance Ltd.
5.88%, 07/05/34[a]	200	220,000
Nexa Resources SA
5.38%, 05/04/27 (Call 02/04/27)[a,e]	200	211,506
Orazul Energy Egenor S en C por A
5.63%, 04/28/27[a]	200	196,240
Transportadora de Gas del Peru SA
4.25%, 04/30/28[a]	400	412,500

		1,945,996

Security	Principal (000s)	Value
PHILIPPINES — 0.48%
JGSH Philippines Ltd.
4.38%, 01/23/23[a]	$400	$416,000

		416,000
QATAR — 2.78%
ABQ Finance Ltd.
3.50%, 02/22/22[a]	200	197,250
CBQ Finance Ltd.
3.25%, 06/13/21[a]	200	198,000
Nakilat Inc.
6.07%, 12/31/33[a]	200	233,500
Ooredoo International Finance Ltd.
3.25%, 02/21/23[a]	200	198,000
3.88%, 01/31/28[a]	200	199,700
5.00%, 10/19/25[a]	400	433,000
QNB Finance Ltd.
2.13%, 09/07/21[a]	200	191,000
2.88%, 04/29/20[a]	200	198,250
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.84%, 09/30/27[a]	250	283,750
6.33%, 09/30/27[a]	250	288,500

		2,420,950
RUSSIA — 5.76%
Alfa Bank AO Via Alfa Bond Issuance PLC
7.75%, 04/28/21[a]	200	225,750
ALROSA Finance SA
7.75%, 11/03/20[a]	200	224,500
Credit Bank of Moscow Via CBOM Finance PLC
VRN, (5 year USD Swap + 5.416%)
7.50%, 10/05/27 (Call 10/05/22)[a,b]	200	184,500
Evraz Group SA
8.25%, 01/28/21[a]	200	225,500
Gazprom Neft OAO Via GPN Capital SA
6.00%, 11/27/23[a]	200	221,060
Gazprom OAO Via Gaz Capital SA
4.95%, 07/19/22[a]	200	209,250
4.95%, 02/06/28[a]	200	204,750
6.51%, 03/07/22[a]	100	110,625

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN EM CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
7.29%, 08/16/37[a]	$100	$121,375
8.63%, 04/28/34[a]	150	202,688
Lukoil International Finance BV
4.56%, 04/24/23[a]	200	208,000
6.66%, 06/07/22[a]	120	135,150
MMC Norilsk Nickel OJSC via MMC Finance DAC
4.10%, 04/11/23[a]	200	201,500
Novolipetsk Steel via Steel Funding DAC
4.50%, 06/15/23[a]	200	206,750
Polyus Finance PLC
5.25%, 02/07/23[a]	200	209,250
Rosneft Finance SA
7.25%, 02/02/20[a]	100	108,625
Rusal Capital DAC
5.30%, 05/03/23[a]	200	205,106
Sberbank of Russia Via SB Capital SA
5.13%, 10/29/22[a]	200	208,500
6.13%, 02/07/22[a]	200	218,750
VRN, (5 year CMT + 4.023%)
5.50%, 02/26/24 (Call 02/26/19)[a,b]	200	204,500
Severstal OAO Via Steel Capital SA
5.90%, 10/17/22[a]	200	222,000
VEON Holdings BV
4.95%, 06/16/24 (Call 03/16/24)[a]	200	204,832
5.95%, 02/13/23[a]	200	216,500
VTB Bank OJSC Via VTB Capital SA
6.55%, 10/13/20[a]	100	109,000
6.95%, 10/17/22[a]	400	435,000

		5,023,461
SAUDI ARABIA — 1.69%
Acwa Power Management And Investments One Ltd.
5.95%, 12/15/39[a]	200	207,021
Saudi Electricity Global Sukuk Co. 3
4.00%, 04/08/24[a]	800	831,000
5.50%, 04/08/44[a]	400	436,500

		1,474,521
SINGAPORE — 3.17%
DBS Group Holdings Ltd.
VRN, (5 year USD Swap + 2.390%)
3.60%, (Call 09/07/21)[a,b,c]	200	200,796

Security	Principal (000s)	Value
Flex Ltd.
4.75%, 06/15/25 (Call 03/15/25)	$400	$429,922
Global Logistic Properties Ltd.
3.88%, 06/04/25[a]	200	194,296
Olam International Ltd.
VRN, (5 year CMT + 6.290%)
5.35%, (Call 07/20/21)[a,b,c]	200	203,250
Oversea-Chinese Banking Corp. Ltd.
4.25%, 06/19/24[a]	400	417,617
VRN, (5 year USD Swap + 2.279%)
3.15%, 03/11/23 (Call 03/11/18)[a,b]	200	200,497
SingTel Group Treasury Pte Ltd.
3.25%, 06/30/25[a]	500	508,571
United Overseas Bank Ltd.
VRN, (5 year USD Swap + 2.236%)
3.50%, 09/16/26 (Call 09/16/21)[a,b]	600	610,418

		2,765,367
SOUTH AFRICA — 2.75%
AngloGold Ashanti Holdings PLC
5.13%, 08/01/22	100	104,875
5.38%, 04/15/20	400	419,500
Liquid Telecommunications Financing PLC
8.50%, 07/13/22 (Call 07/13/20)[d]	200	210,898
MTN Mauritius Investment Ltd.
4.76%, 11/11/24[a]	200	198,250
5.37%, 02/13/22[a]	400	411,500
Myriad International Holdings BV
5.50%, 07/21/25 (Call 04/21/25)[a]	400	434,000
6.00%, 07/18/20[a]	200	215,000
Sasol Financing International Ltd.
4.50%, 11/14/22	200	200,500
Stillwater Mining Co.
7.13%, 06/27/25 (Call 06/27/21)[d]	200	205,681

		2,400,204
SOUTH KOREA — 4.29%
Hyundai Capital America
3.00%, 10/30/20[a]	300	301,248
Hyundai Capital Services Inc.
3.00%, 03/06/22[a]	400	396,808
Korea East-West Power Company Ltd.
2.63%, 06/19/22[a]	200	197,644

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN EM CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
Korea Gas Corp.
3.50%, 07/21/25[a]	$200	$202,845
3.50%, 07/02/26[a]	400	404,590
4.25%, 11/02/20[a]	100	104,194
Korea Hydro & Nuclear Power Co. Ltd.
3.00%, 09/19/22[a]	200	200,350
NongHyup Bank
2.88%, 07/17/22[a]	200	198,668
POSCO
4.25%, 10/28/20[a]	100	104,179
5.25%, 04/14/21[a]	200	215,248
Shinhan Bank Co. Ltd.
2.25%, 04/15/20[a]	200	197,488
2.88%, 03/28/22[a]	400	398,312
Woori Bank
2.63%, 07/20/21[a]	200	197,885
4.75%, 04/30/24[a]	400	419,356
VRN, (5 year CMT + 3.328%)
5.00%, 06/10/45 (Call 06/10/20)[a,b]	200	204,946

		3,743,761
TAIWAN — 0.23%
Formosa Group Cayman Ltd.
3.38%, 04/22/25[a]	200	201,140

		201,140
THAILAND — 1.80%
Bangkok Bank PCL/Hong Kong
4.80%, 10/18/20[a]	300	318,928
5.00%, 10/03/23[a]	200	221,076
PTT Global Chemical PCL
4.25%, 09/19/22[a]	200	211,445
PTT PCL
3.38%, 10/25/22[a]	200	204,275
4.50%, 10/25/42[a]	200	203,700
PTTEP Treasury Center Co. Ltd.
VRN, (5 year CMT + 2.724%)
4.60%, (Call 07/17/22)[a,b,c]	200	203,750
Thai Oil PCL
3.63%, 01/23/23[a]	200	205,306

		1,568,480
TURKEY — 4.43%
Akbank Turk AS
5.00%, 10/24/22[a]	150	149,747

Security	Principal (000s)	Value
5.13%, 03/31/25[a]	$200	$193,750
Finansbank AS/Turkey
4.88%, 05/19/22[a]	200	197,549
KOC Holding AS
3.50%, 04/24/20[a]	200	201,000
Turk Telekomunikasyon AS
4.88%, 06/19/24[a]	200	202,300
Turkiye Garanti Bankasi AS
5.88%, 03/16/23[a]	400	411,500
6.25%, 04/20/21[a]	200	210,500
Turkiye Halk Bankasi AS
4.75%, 02/11/21[a]	200	194,500
Turkiye Is Bankasi
5.00%, 04/30/20[a]	200	201,000
5.00%, 06/25/21[a]	200	198,750
5.38%, 10/06/21[a]	200	200,000
5.50%, 04/21/22[a]	200	199,750
VRN, (5 year USD Swap + 5.117%)
7.00%, 06/29/28 (Call 06/29/23)[a,b]	200	196,324
Turkiye Vakiflar Bankasi TAO
6.00%, 11/01/22[a]	200	197,000
VRN, (5 year USD Swap + 5.439%)
6.88%, 02/03/25 (Call 02/03/20)[a,b]	200	200,750
Yapi ve Kredi Bankasi AS
4.00%, 01/22/20[a]	200	197,750
5.50%, 12/06/22[a]	200	193,750
VRN, (5 year USD Swap + 7.400%)
8.50%, 03/09/26 (Call 03/09/21)[a,b]	300	318,000

		3,863,920
UKRAINE — 0.80%
DTEK Finance PLC
5.50% (10.75% PIK), 12/31/24 (Call 12/01/17)[g]	257	264,952
MHP SE
8.25%, 04/02/20[a]	400	432,000

		696,952
UNITED ARAB EMIRATES — 5.15%
Abu Dhabi National Energy Co. PJSC
3.63%, 06/22/21[a]	200	203,600
3.63%, 01/12/23[a]	200	202,500
4.38%, 06/22/26[a]	400	412,500
6.50%, 10/27/36[a]	100	126,000

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN EM CORPORATE BOND ETF

October 31, 2017

Security	Principal (000s)	Value
ADCB Finance Cayman Ltd.
4.50%, 03/06/23[a]	$200	$210,000
BOS Funding Ltd.
4.23%, 03/07/22[a]	400	408,462
DIB Sukuk Ltd.
3.66%, 02/14/22[a]	200	203,000
Dolphin Energy Ltd.
5.50%, 12/15/21[a]	200	218,250
DP World Crescent Ltd.
3.91%, 05/31/23[a]	400	409,500
DP World Ltd.
6.85%, 07/02/37[a]	200	247,922
Emaar Sukuk Ltd.
3.64%, 09/15/26[a]	200	196,750
EMG SUKUK Ltd.
4.56%, 06/18/24[a]	200	208,500
Emirates NBD Tier 1 Ltd.
VRN, (6 year USD Swap + 4.513%)
5.75%, 05/29/49 (Call 05/30/19)[a,b,c]	400	405,500
First Abu Dhabi Bank PJSC
2.25%, 02/11/20[a]	200	198,500
3.00%, 03/30/22[a]	400	400,600
MAF Global Securities Ltd.
4.75%, 05/07/24[a]	200	211,750
Ruwais Power Co. PJSC
6.00%, 08/31/36[a]	200	234,250

		4,497,584
UNITED KINGDOM — 0.46%
Petra Diamonds U.S. Treasury PLC
7.25%, 05/01/22 (Call 05/01/19)[a,e]	200	198,000
Saka Energi Indonesia PT
4.45%, 05/05/24[a]	200	203,766

		401,766
ZAMBIA — 1.20%
First Quantum Minerals Ltd.
7.00%, 02/15/21 (Call 02/15/18)[a]	400	415,300
7.25%, 04/01/23 (Call 10/01/19)[a]	600	635,250

		1,050,550

TOTAL CORPORATE BONDS & NOTES
(Cost: $82,282,712)		83,704,455

Security	Principal or Shares (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS[h] — 1.02%

NIGERIA — 0.23%
Africa Finance Corp.
3.88%, 04/13/24[a]	$200	$202,250

		202,250
SOUTH KOREA — 0.32%
Korea Gas Corp.
6.25%, 01/20/42[a]	200	279,750

		279,750
SUPRANATIONAL — 0.47%
African Export-Import Bank (The)
4.00%, 05/24/21[a]	400	410,000

		410,000

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $893,034)		892,000

SHORT-TERM INVESTMENTS — 6.92%

MONEY MARKET FUNDS — 6.92%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[i,j,k]	3,412	3,412,856
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[i,j]	2,623	2,623,000

		6,035,856

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,035,673)		6,035,856

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN EM CORPORATE BOND ETF

October 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 103.86%
(Cost: $89,211,419)[l]	$90,632,311
Other Assets, Less Liabilities — (3.86)%	(3,363,721)

NET ASSETS — 100.00%	$87,268,590

CMT	— Constant Maturity Treasury
FRN	— Floating Rate Note
VRN	— Variable Rate Note

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[c]	Security is perpetual in nature with no stated maturity date.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	All or a portion of this security represents a security on loan. See Note 1.
[f]	Floating rate security. Rate shown is the rate in effect as of period end.
[g]	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
[h]	Investments are denominated in U.S. dollars.
[i]	Affiliated issuer. See Schedule 1.
[j]	The rate quoted is the annualized seven-day yield of the fund at period end.
[k]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[l]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $89,231,448. Net unrealized appreciation was $1,400,863, of which $1,887,268 represented gross unrealized appreciation on investments and $486,405 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)		Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	1,149	2,263	[b]	—	3,412	$3,412,856	$225	$105	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	339	2,284	[b]	—	2,623	2,623,000	43	—	11,668

						$6,035,856	$268	$105	$11,668

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$83,704,455	$—	$83,704,455
Foreign government obligations	—	892,000	—	892,000
Money market funds	6,035,856	—	—	6,035,856

Total	$6,035,856	$84,596,455	$—	$90,632,311

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® J.P. MORGAN EM LOCAL CURRENCY BOND ETF

October 31, 2017

Security	Principal (000s)		Value
FOREIGN GOVERNMENT OBLIGATIONS — 96.63%
ARGENTINA — 4.08%
Argentine Bonos del Tesoro
15.50%, 10/17/26	ARS	83,600	$4,935,510
16.00%, 10/17/23	ARS	60,440	3,447,820
18.20%, 10/03/21	ARS	73,200	4,240,596

			12,623,926
BRAZIL — 14.68%
Brazil Letras do Tesouro Nacional
0.00%, 01/01/19	BRL	20,093	5,665,491
0.00%, 04/01/19	BRL	18,700	5,164,574
0.00%, 07/01/19	BRL	20,000	5,400,619
0.00%, 01/01/20	BRL	13,571	3,487,315
0.00%, 07/01/20	BRL	7,850	1,918,750
Brazil Notas do Tesouro Nacional
Series F
10.00%, 01/01/18	BRL	389	119,394
10.00%, 01/01/19	BRL	6,862	2,158,216
10.00%, 01/01/21	BRL	11,148	3,496,421
10.00%, 01/01/23	BRL	26,884	8,353,900
10.00%, 01/01/25	BRL	14,215	4,391,497
10.00%, 01/01/27	BRL	13,123	4,044,630
Brazilian Government International Bond
8.50%, 01/05/24	BRL	500	154,753
10.25%, 01/10/28	BRL	1,420	468,797
12.50%, 01/05/22	BRL	1,633	562,828

			45,387,185
CHILE — 4.42%
Bonos de la Tesoreria de la Republica en pesos
4.50%, 02/28/21	CLP	970,000	1,564,780
4.50%, 03/01/21	CLP	955,000	1,539,505
4.50%, 03/01/26	CLP	3,365,000	5,309,351
5.00%, 03/01/35	CLP	2,300,000	3,685,112
6.00%, 01/01/43	CLP	515,000	915,372
Chile Government International Bond
5.50%, 08/05/20	CLP	390,000	647,649

			13,661,769

Security	Principal (000s)		Value
COLOMBIA — 4.31%
Colombia Government International Bond
7.75%, 04/14/21	COP	496,000	$172,328
9.85%, 06/28/27	COP	2,058,000	845,623
Colombian TES
5.00%, 11/21/18	COP	1,300,000	427,393
6.00%, 04/28/28	COP	4,535,000	1,404,268
7.00%, 09/11/19	COP	2,508,000	850,015
7.00%, 05/04/22	COP	9,074,200	3,095,213
7.00%, 06/30/32	COP	500,000	163,781
7.50%, 08/26/26	COP	5,432,800	1,883,552
7.75%, 09/18/30	COP	2,580,000	916,064
10.00%, 07/24/24	COP	6,692,300	2,629,280
11.00%, 07/24/20	COP	2,525,300	940,832

			13,328,349
CZECH REPUBLIC — 4.41%
Czech Republic Government Bond
0.95%, 05/15/30[a]	CZK	20,560	841,828
1.50%, 10/29/19[a]	CZK	68,270	3,171,510
2.50%, 08/25/28[a]	CZK	25,700	1,262,602
3.75%, 09/12/20[a]	CZK	10,840	536,804
3.85%, 09/29/21[a]	CZK	15,810	806,493
4.20%, 12/04/36[a]	CZK	10,870	654,318
4.70%, 09/12/22[a]	CZK	44,030	2,377,368
5.70%, 05/25/24[a]	CZK	67,610	3,992,913

			13,643,836
HUNGARY — 4.35%
Hungary Government Bond
2.50%, 10/27/21	HUF	353,000	1,401,633
3.00%, 06/26/24	HUF	504,000	2,025,667
3.50%, 06/24/20	HUF	364,330	1,475,379
5.50%, 06/24/25	HUF	646,050	2,982,424
6.00%, 11/24/23	HUF	58,850	278,330
6.50%, 06/24/19	HUF	348,980	1,442,892
7.00%, 06/24/22	HUF	377,160	1,784,235
7.50%, 11/12/20	HUF	454,400	2,049,144

			13,439,704
INDONESIA — 8.24%
Indonesia Treasury Bond
5.63%, 05/15/23	IDR	35,164,000	2,469,504

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN EM LOCAL CURRENCY BOND ETF

October 31, 2017

Security	Principal (000s)		Value
6.13%, 05/15/28	IDR	44,000,000	$3,010,910
6.63%, 05/15/33	IDR	2,000,000	137,106
7.00%, 05/15/22	IDR	14,846,000	1,119,169
7.88%, 04/15/19	IDR	18,697,000	1,412,647
8.25%, 07/15/21	IDR	11,750,000	917,491
8.25%, 06/15/32	IDR	22,819,000	1,813,299
8.38%, 03/15/24	IDR	25,819,000	2,058,190
8.38%, 09/15/26	IDR	34,783,000	2,816,365
8.38%, 03/15/34	IDR	29,332,000	2,330,340
8.75%, 05/15/31	IDR	24,600,000	2,036,852
9.00%, 03/15/29	IDR	22,480,000	1,873,427
9.50%, 07/15/31	IDR	13,698,000	1,190,862
10.00%, 09/15/24	IDR	3,560,000	307,332
10.00%, 02/15/28	IDR	9,815,000	878,544
11.00%, 11/15/20	IDR	1,748,000	145,279
11.00%, 09/15/25	IDR	10,435,000	958,419

			25,475,736
MALAYSIA — 4.40%
Malaysia Government Bond
3.48%, 03/15/23	MYR	859	197,896
3.49%, 03/31/20	MYR	17,037	4,026,491
3.50%, 05/31/27	MYR	640	141,930
3.58%, 09/28/18	MYR	2,760	655,016
4.05%, 09/30/21	MYR	16,322	3,901,014
4.23%, 06/30/31	MYR	1,300	297,542
4.50%, 04/15/30	MYR	1,840	436,994
4.94%, 09/30/43	MYR	3,095	726,749
Malaysia Government Investment Issue
4.07%, 09/30/26	MYR	13,966	3,232,821

			13,616,453
MEXICO — 11.29%
Mexican Bonos
5.00%, 12/11/19	MXN	40,018	2,009,385
5.75%, 03/05/26	MXN	34,362	1,633,092
6.50%, 06/10/21	MXN	97,620	5,008,747
6.50%, 06/09/22	MXN	40,209	2,053,849
7.50%, 06/03/27	MXN	126,304	6,701,002
7.75%, 05/29/31	MXN	19,399	1,044,259
7.75%, 11/13/42	MXN	49,259	2,621,249
8.00%, 06/11/20	MXN	18,742	1,002,347
8.00%, 12/07/23	MXN	9,446	515,546

Security	Principal (000s)		Value
8.00%, 11/07/47	MXN	5,749	$314,384
8.50%, 12/13/18	MXN	92,539	4,905,476
8.50%, 11/18/38	MXN	20,225	1,163,247
10.00%, 12/05/24	MXN	45,516	2,756,717
10.00%, 11/20/36	MXN	49,004	3,200,899

			34,930,199
PERU — 4.40%
Peru Government Bond
5.70%, 08/12/24	PEN	1,545	504,133
6.15%, 08/12/32[b]	PEN	700	224,732
6.35%, 08/12/28	PEN	4,200	1,391,067
6.90%, 08/12/37	PEN	3,971	1,333,533
6.95%, 08/12/31	PEN	11,900	4,091,662
8.20%, 08/12/26	PEN	16,237	6,065,950

			13,611,077
POLAND — 7.66%
Republic of Poland Government Bond
0.00%, 04/25/19	PLN	2,690	724,245
1.50%, 04/25/20	PLN	13,010	3,542,270
1.75%, 07/25/21	PLN	10,836	2,912,232
2.50%, 07/25/26	PLN	9,991	2,566,933
2.50%, 07/25/27	PLN	7,300	1,852,078
3.25%, 07/25/19	PLN	4,877	1,379,944
3.25%, 07/25/25	PLN	5,617	1,542,554
4.00%, 10/25/23	PLN	6,866	1,996,600
5.25%, 10/25/20	PLN	3,121	935,918
5.50%, 10/25/19	PLN	3,477	1,027,004
5.75%, 10/25/21	PLN	5,900	1,823,271
5.75%, 09/23/22	PLN	10,778	3,375,143

			23,678,192
ROMANIA — 4.35%
Romania Government Bond
3.25%, 03/22/21	RON	14,515	3,710,344
3.50%, 12/19/22	RON	19,645	4,970,916
4.75%, 06/24/19	RON	7,115	1,873,977
5.80%, 07/26/27	RON	3,750	1,056,596
5.85%, 04/26/23	RON	6,520	1,832,779

			13,444,612
RUSSIA — 4.68%
Russian Federal Bond — OFZ
6.70%, 05/15/19	RUB	45,757	776,327
6.80%, 12/11/19	RUB	43,838	743,724

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN EM LOCAL CURRENCY BOND ETF

October 31, 2017

Security	Principal (000s)		Value
7.00%, 01/25/23	RUB	274,246	$4,630,708
7.05%, 01/19/28	RUB	60,500	1,005,982
7.50%, 02/27/19	RUB	6,927	118,911
7.50%, 08/18/21	RUB	75,350	1,297,137
7.60%, 04/14/21	RUB	93,910	1,622,390
7.70%, 03/23/33	RUB	24,000	412,741
8.15%, 02/03/27	RUB	155,934	2,789,329
8.50%, 09/17/31	RUB	58,000	1,074,516

			14,471,765
SOUTH AFRICA — 6.03%
Republic of South Africa Government Bond
6.25%, 03/31/36	ZAR	17,469	855,564
6.50%, 02/28/41	ZAR	18,685	902,847
6.75%, 03/31/21	ZAR	1,000	67,999
7.25%, 01/15/20	ZAR	3,528	246,628
8.00%, 12/21/18	ZAR	3,471	246,954
8.00%, 01/31/30	ZAR	108,381	6,779,478
8.50%, 01/31/37	ZAR	26,080	1,604,346
8.75%, 01/31/44	ZAR	20,000	1,233,786
8.75%, 02/28/48	ZAR	13,832	854,354
8.88%, 02/28/35	ZAR	35,000	2,254,425
10.50%, 12/21/26	ZAR	46,950	3,601,398

			18,647,779
THAILAND — 4.95%
Thailand Government Bond
2.55%, 06/26/20	THB	66,000	2,039,072
3.40%, 06/17/36	THB	21,600	700,083
3.58%, 12/17/27	THB	8,886	293,386
3.63%, 06/16/23	THB	58,228	1,908,519
3.65%, 12/17/21	THB	85,490	2,774,431
3.78%, 06/25/32	THB	13,638	456,804
3.85%, 12/12/25	THB	52,949	1,779,713
3.88%, 06/13/19	THB	46,650	1,458,715
4.26%, 12/12/37[a]	THB	970	34,024
4.88%, 06/22/29	THB	104,500	3,861,164

			15,305,911
TURKEY — 4.38%
Turkey Government Bond
8.00%, 03/12/25	TRY	2,652	577,693
8.50%, 07/10/19	TRY	9,408	2,331,835
8.50%, 09/14/22	TRY	6,549	1,518,851
8.80%, 09/27/23	TRY	7,980	1,844,957
9.00%, 07/24/24	TRY	5,629	1,309,190

Security	Principal or Shares (000s)		Value
9.50%, 01/12/22	TRY	10,280	$2,493,135
10.50%, 01/15/20	TRY	4,503	1,143,971
10.60%, 02/11/26	TRY	3,000	750,682
10.70%, 02/17/21	TRY	4,500	1,139,357
11.00%, 02/24/27	TRY	1,700	434,075

			13,543,746
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $305,932,851)			298,810,239

SHORT-TERM INVESTMENTS — 0.16%

MONEY MARKET FUNDS — 0.16%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[c,d]		490	490,410

			490,410

TOTAL SHORT-TERM INVESTMENTS
(Cost: $490,410)			490,410

TOTAL INVESTMENTS IN SECURITIES — 96.79%
(Cost: $306,423,261)[e]			299,300,649
Other Assets, Less Liabilities — 3.21%			9,916,250

NET ASSETS — 100.00%			$309,216,899

Currency abbreviations:

ARS	— Argentina Peso
BRL	— Brazilian Real
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peru Nuevo Sol
PLN	— Polish Zloty
RON	— Romanian Leu
RUB	— New Russian Ruble
THB	— Thai Baht
TRY	— Turkish Lira
ZAR	— South African Rand

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $310,800,930. Net unrealized depreciation was $11,500,281, of which $7,978,420 represented gross unrealized appreciation on investments and $19,478,701 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN EM LOCAL CURRENCY BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	600	—	(110)[b]	490	$490,410	$33	$—	$5,624

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Foreign government obligations	$—	$298,810,239	$—	$298,810,239
Money market funds	490,410	—	—	490,410

Total	$490,410	$298,810,239	$—	$299,300,649

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
CORPORATE BONDS & NOTES — 98.06%

AUSTRALIA — 0.18%
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (Call 02/15/22)[a]	USD	130	$132,425
5.13%, 05/15/24 (Call 02/15/24)[a]	USD	135	138,619
Origin Energy Finance Ltd.
VRN, (5 year EUR Swap + 3.670%)
4.00%, 09/16/74 (Call 09/16/19)[b,c]	EUR	100	122,093

			393,137
AUSTRIA — 0.25%
Raiffeisen Bank International AG
6.00%, 10/16/23[c]	EUR	200	283,370
VRN, (5 year EUR Swap + 3.300%)
4.50%, 02/21/25 (Call 02/21/20)[b,c]	EUR	100	124,814
Raiffeisenlandesbank Niederoesterreich-Wien AG
5.88%, 11/27/23[c]	EUR	100	131,482

			539,666
BELGIUM — 0.24%
Barry Callebaut Services NV
5.63%, 06/15/21[c]	EUR	100	138,299
Ethias SA
5.00%, 01/14/26[c]	EUR	100	132,641
Nyrstar Netherlands Holdings BV
6.88%, 03/15/24 (Call 03/15/20)[c]	EUR	100	124,490
8.50%, 09/15/19[c]	EUR	100	130,161

			525,591
BERMUDA — 0.07%
Weatherford International Ltd.
9.88%, 02/15/24 (Call 11/15/23)[d]	USD	150	160,500

			160,500
CANADA — 3.49%
1011778 BC ULC/New Red Finance Inc.
4.25%, 05/15/24 (Call 05/15/20)[a,d]	USD	275	277,337
4.63%, 01/15/22 (Call 12/01/17)[a]	USD	225	230,242
5.00%, 10/15/25 (Call 10/15/20)[a,d]	USD	225	228,937
Series OCT
5.00%, 10/15/25 (Call 10/15/20)[a]	USD	250	254,375

Security	Principal (000s)		Value
Air Canada
4.75%, 10/06/23 (Call 10/06/19)[a]	CAD	25	$20,004
7.75%, 04/15/21[a]	USD	75	85,613
Baytex Energy Corp.
6.63%, 07/19/22 (Call 11/30/17)	CAD	50	37,817
Bombardier Inc.
4.75%, 04/15/19[a]	USD	50	50,855
5.75%, 03/15/22[a]	USD	150	149,106
6.00%, 10/15/22 (Call 12/01/17)[a]	USD	200	197,750
6.13%, 05/15/21[c]	EUR	100	125,866
6.13%, 01/15/23[a]	USD	225	224,647
7.50%, 03/15/25 (Call 03/15/20)[a]	USD	225	232,290
7.75%, 03/15/20 [a,d]	USD	175	187,687
8.75%, 12/01/21[a]	USD	250	277,332
Brookfield Residential Properties Inc.
6.13%, 05/15/23 (Call 05/15/18)[a]	CAD	50	40,295
6.50%, 12/15/20 (Call 12/01/17)[a]	USD	50	51,019
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 12/01/17)[a,d]	USD	75	78,469
Cascades Inc.
5.50%, 07/15/21 (Call 11/30/17)[a]	CAD	25	20,139
CES Energy Solutions Corp.
7.38%, 04/17/20 (Call 11/18/17)	CAD	25	20,140
Concordia International Corp.
7.00%, 04/15/23 (Call 04/15/18)[a,e]	USD	13	1,398
9.50%, 10/21/22 (Call 12/15/18)[a]	USD	75	7,950
Cott Beverages Inc.
5.38%, 07/01/22 (Call 12/01/17)	USD	125	130,156
Cott Corp.
5.50%, 07/01/24 (Call 07/01/19)[c]	EUR	100	127,943
Cott Holdings Inc.
5.50%, 04/01/25 (Call 04/01/20)[a]	USD	125	128,906
Crew Energy Inc.
6.50%, 03/14/24 (Call 03/14/20)[a]	CAD	50	37,696
Gibson Energy Inc.
5.38%, 07/15/22 (Call 11/30/17)[a]	CAD	50	39,453
Great Canadian Gaming Corp.
6.63%, 07/25/22 (Call 11/30/17)[a]	CAD	50	40,178
Iron Mountain Canada Operations ULC
5.38%, 09/15/23 (Call 09/15/19)[a]	CAD	25	20,275

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 12/01/17)[a]	USD	175	$125,125
Kinross Gold Corp.
4.50%, 07/15/27 (Call 04/15/27)[a]	USD	105	106,006
5.13%, 09/01/21 (Call 06/01/21)	USD	50	53,345
5.95%, 03/15/24 (Call 12/15/23)	USD	105	116,290
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/20/17)[a]	USD	50	51,953
7.88%, 11/01/22 (Call 11/01/18)[a]	USD	75	81,181
MEG Energy Corp.
6.38%, 01/30/23 (Call 12/01/17)[a]	USD	150	136,955
6.50%, 01/15/25 (Call 01/15/20)[a,d]	USD	125	124,375
7.00%, 03/31/24 (Call 09/30/18)[a,d]	USD	175	158,812
Newalta Corp.
Series 2
7.75%, 11/14/19 (Call 11/30/17)	CAD	22	16,051
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)[a]	USD	165	168,094
5.00%, 05/01/25 (Call 01/31/25)[a]	USD	50	50,693
5.25%, 08/01/23 (Call 08/01/18)[a]	USD	125	128,750
5.25%, 06/01/27 (Call 03/03/27)[a]	USD	225	229,286
Open Text Corp.
5.63%, 01/15/23 (Call 01/15/18)[a]	USD	50	52,277
5.88%, 06/01/26 (Call 06/01/21)[a]	USD	180	195,075
Parkland Fuel Corp.
5.63%, 05/09/25 (Call 05/09/20)	CAD	100	77,743
5.75%, 09/16/24 (Call 09/16/19)[a]	CAD	25	19,775
5.75%, 09/16/24 (Call 09/16/19)	CAD	50	39,550
6.00%, 11/21/22 (Call 11/30/17)	CAD	50	40,290
Precision Drilling Corp.
5.25%, 11/15/24 (Call 05/15/19)[d]	USD	75	70,148
Quebecor Media Inc.
5.75%, 01/15/23	USD	225	243,562
6.63%, 01/15/23[a]	CAD	160	136,064
Russel Metals Inc.
6.00%, 04/19/22 (Call 11/30/17)[a]	CAD	25	19,999
Seven Generations Energy Ltd.
5.38%, 09/30/25 (Call 09/30/20)[a]	USD	110	111,238
6.75%, 05/01/23 (Call 05/01/18)[a]	USD	75	79,373
6.88%, 06/30/23 (Call 06/30/18)[a,d]	USD	125	132,969
Superior Plus LP
5.25%, 02/27/24 (Call 02/27/20)	CAD	50	39,684
6.50%, 12/09/21 (Call 12/09/17)	CAD	25	20,399

Security	Principal (000s)		Value
Teck Resources Ltd.
3.75%, 02/01/23 (Call 11/01/22)[d]	USD	125	$126,103
4.75%, 01/15/22 (Call 10/15/21)	USD	150	158,438
8.50%, 06/01/24 (Call 06/01/19)[a]	USD	100	114,500
Trilogy Energy Corp.
7.25%, 12/13/19 (Call 11/30/17)	CAD	25	19,733
Valeant Pharmaceuticals International Inc.
5.63%, 12/01/21 (Call 12/01/17)[a]	USD	175	159,766
7.50%, 07/15/21 (Call 12/01/17)[a]	USD	300	295,500
Videotron Ltd.
5.00%, 07/15/22	USD	125	135,000
5.13%, 04/15/27 (Call 04/15/22)[a]	USD	135	141,342
5.38%, 06/15/24 (Call 03/15/24)[a,d]	USD	50	54,010
5.63%, 06/15/25 (Call 03/15/25)	CAD	50	41,575
5.75%, 01/15/26 (Call 09/15/20)[c]	CAD	75	62,344
Yellow Pages Digital & Media Solutions Ltd.
9.25%, 11/30/18 (Call 11/18/17)	CAD	26	20,258

			7,477,506
DENMARK — 0.17%
Nassa Topco AS
2.88%, 04/06/24 (Call 01/06/24)[c]	EUR	100	118,634
Norican A/S
4.50%, 05/15/23 (Call 11/15/19)[c]	EUR	100	118,238
TDC A/S
VRN, (5 year EUR Swap + 3.110%)
3.50%, 02/26/49 (Call 02/26/21)[b,c]	EUR	100	121,667

			358,539
FINLAND — 0.48%
Nokia OYJ
1.00%, 03/15/21 (Call 02/15/21)[c]	EUR	100	117,786
2.00%, 03/15/24 (Call 12/15/23)[c]	EUR	125	148,744
3.38%, 06/12/22	USD	125	124,375
4.38%, 06/12/27	USD	80	80,200
5.38%, 05/15/19	USD	73	75,991
Stora Enso OYJ
2.13%, 06/16/23 (Call 03/16/23)[c]	EUR	100	122,468
Teollisuuden Voima OYJ
2.13%, 02/04/25 (Call 11/04/24)[c]	EUR	100	116,552
2.50%, 03/17/21[c]	EUR	100	122,403
2.63%, 01/13/23[c]	EUR	100	122,509

			1,031,028

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
FRANCE — 3.92%
Areva SA
3.25%, 09/04/20[c]	EUR	100	$123,604
3.50%, 03/22/21	EUR	200	249,341
Autodis SA
4.38%, 05/01/22 (Call 05/01/18)[c]	EUR	100	120,317
Banijay Group SAS
4.00%, 07/01/22 (Call 07/01/19)[c]	EUR	100	122,205
Burger King France SAS
6.00%, 05/01/24 (Call 05/01/20)[c]	EUR	100	126,267
Casino Guichard Perrachon SA
1.87%, 06/13/22 (Call 03/13/22)[c]	EUR	100	119,630
3.58%, 02/07/25 (Call 11/07/24)[c]	EUR	100	123,968
4.05%, 08/05/26 (Call 05/05/26)[c]	EUR	100	127,278
4.41%, 08/06/19[c]	EUR	100	125,266
4.50%, 03/07/24 (Call 12/07/23)[c]	EUR	200	263,091
4.56%, 01/25/23[c]	EUR	100	132,559
5.24%, 03/09/20	EUR	100	130,044
5.98%, 05/26/21[c]	EUR	200	274,051
CMA CGM SA
5.25%, 01/15/25 (Call 10/15/20)[c]	EUR	100	118,825
6.50%, 07/15/22 (Call 07/15/19)[c]	EUR	100	125,172
ContourGlobal Power Holdings SA
5.13%, 06/15/21 (Call 06/15/18)[c]	EUR	100	122,311
Elis SA
3.00%, 04/30/22 (Call 04/30/18)[c]	EUR	100	119,474
Faurecia
3.13%, 06/15/22 (Call 06/15/18)[c]	EUR	100	120,054
3.63%, 06/15/23 (Call 06/15/19)[c]	EUR	100	123,027
Groupe Fnac SA
3.25%, 09/30/23 (Call 09/30/19)[c]	EUR	100	122,890
La Financiere Atalian SAS
4.00%, 05/15/24 (Call 05/15/20)[c]	EUR	100	122,252
Loxam SAS
4.88%, 07/23/21 (Call 11/10/17)[c]	EUR	73	87,388
6.00%, 04/15/25 (Call 04/15/20)[c]	EUR	100	127,277
Mobilux Finance SAS
5.50%, 11/15/24 (Call 11/15/19)[c]	EUR	100	125,343
NEW Areva Holding SA
3.13%, 03/20/23 (Call 12/20/22)[c]	EUR	200	244,626
4.88%, 09/23/24	EUR	100	131,252
Nexans SA
3.25%, 05/26/21 (Call 02/26/21)[c]	EUR	100	126,204

Security	Principal (000s)		Value
Novafives SAS
4.50%, 06/30/21 (Call 11/10/17)[c]	EUR	100	$118,707
Paprec Holding
5.25%, 04/01/22 (Call 04/01/18)[c]	EUR	125	151,803
Peugeot SA
2.00%, 03/23/24[c]	EUR	100	120,337
2.38%, 04/14/23[c]	EUR	100	123,750
6.50%, 01/18/19[c]	EUR	100	125,558
Rexel SA
2.63%, 06/15/24 (Call 03/15/20)[c]	EUR	125	149,623
3.25%, 06/15/22 (Call 06/15/18)[c]	EUR	100	120,092
3.50%, 06/15/23 (Call 06/15/19)[c]	EUR	100	122,520
SFR Group SA
5.38%, 05/15/22 (Call 11/30/17)[c]	EUR	200	243,341
5.63%, 05/15/24 (Call 05/15/19)[c]	EUR	200	253,303
6.00%, 05/15/22 (Call 12/01/17)[a]	USD	600	625,500
6.25%, 05/15/24 (Call 05/15/19)[a,d]	USD	200	209,578
7.38%, 05/01/26 (Call 05/01/21)[a,d]	USD	1,000	1,074,474
SMCP Group SAS
5.88%, 05/01/23 (Call 05/01/19)[c]	EUR	60	75,907
SPCM SA
2.88%, 06/15/23 (Call 06/15/18)[c]	EUR	100	119,319
SPIE SA
3.13%, 03/22/24 (Call 09/22/23)[c]	EUR	100	121,837
Synlab Bondco PLC
6.25%, 07/01/22 (Call 07/01/18)[c]	EUR	150	185,938
Tereos Finance Groupe I SA
4.13%, 06/16/23 (Call 03/16/23)[c]	EUR	100	123,376
Vallourec SA
2.25%, 09/30/24[c]	EUR	100	95,824
3.25%, 08/02/19[c]	EUR	100	120,607
Verallia Packaging SASU
5.13%, 08/01/22 (Call 08/01/18)[c]	EUR	100	122,988
WFS Global Holding SAS
9.50%, 07/15/22 (Call 07/15/18)[c]	EUR	100	127,071

			8,385,169
GERMANY — 2.75%
Bilfinger SE
2.38%, 12/07/19[c]	EUR	100	120,633
BMBG Bond Finance SCA
3.00%, 06/15/21 (Call 06/15/18)[c]	EUR	100	119,678

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
DEMIRE Deutsche Mittelstand Real Estate AG
2.88%, 07/15/22 (Call 07/15/19)[c]	EUR	100	$119,285
Deutsche Lufthansa AG
VRN, (5 year EUR Swap + 4.783%)
5.13%, 08/12/75 (Call 02/12/21)[b,c]	EUR	100	128,448
Douglas GmbH
6.25%, 07/15/22 (Call 07/15/18)[c]	EUR	100	124,663
Hapag-Lloyd AG
5.13%, 07/15/24 (Call 07/15/20)[c]	EUR	100	122,584
6.75%, 02/01/22 (Call 02/01/19)[c]	EUR	100	126,742
HP Pelzer Holding GmbH
4.13%, 04/01/24 (Call 04/01/20)[c]	EUR	100	121,377
K+S AG
2.63%, 04/06/23 (Call 01/06/23)[c]	EUR	100	121,852
3.00%, 06/20/22[c]	EUR	100	123,843
4.13%, 12/06/21[c]	EUR	100	131,135
LANXESS AG
VRN, (5 year EUR Swap + 4.510%)
4.50%, 12/06/76 (Call 06/06/23)[b,c]	EUR	100	129,369
Nidda Healthcare Holding AG
3.50%, 09/30/24 (Call 09/30/20)[c]	EUR	100	119,244
Norddeutsche Landesbank Girozentrale
6.00%, 06/29/20	EUR	50	63,790
Phoenix PIB Dutch Finance BV
3.13%, 05/27/20[c]	EUR	100	124,375
PrestigeBidCo GmbH
6.25%, 12/15/23 (Call 12/15/19)[c]	EUR	100	126,449
ProGroup AG
5.13%, 05/01/22 (Call 05/01/18)[c]	EUR	100	121,865
RWE AG
VRN, (5 year EUR Swap + 2.643%)
2.75%, 04/21/75 (Call 10/21/20)[b,c]	EUR	100	120,987
VRN, (5 year EUR Swap + 3.245%)
3.50%, 04/21/75 (Call 04/21/25)[b,c]	EUR	100	122,333
Senvion Holding GmbH
3.88%, 10/25/22 (Call 05/01/19)[c]	EUR	100	119,547

Security	Principal (000s)		Value
thyssenkrupp AG
1.38%, 03/03/22 (Call 12/03/21)[c]	EUR	150	$178,832
1.75%, 11/25/20 (Call 08/25/20)[c]	EUR	100	121,141
2.50%, 02/25/25[c]	EUR	100	126,239
2.75%, 03/08/21 (Call 12/08/20)[c]	EUR	400	497,917
TUI AG
2.13%, 10/26/21 (Call 07/26/21)[c]	EUR	100	122,813
Unitymedia GmbH
3.75%, 01/15/27 (Call 01/15/21)[c]	EUR	100	121,210
6.13%, 01/15/25 (Call 01/15/20)[a,d]	USD	200	213,580
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
3.50%, 01/15/27 (Call 01/15/21)[c]	EUR	100	122,533
4.00%, 01/15/25 (Call 01/15/20)[c]	EUR	200	248,041
4.63%, 02/15/26 (Call 02/15/21)[c]	EUR	100	127,561
5.13%, 01/21/23 (Call 01/21/18)[c]	EUR	73	87,914
5.50%, 01/15/23 (Call 01/15/18)[a]	USD	180	185,021
5.63%, 04/15/23 (Call 04/15/18)[c]	EUR	70	85,732
WEPA Hygieneprodukte GmbH
3.75%, 05/15/24 (Call 05/15/19)[c]	EUR	100	121,632
ZF North America Capital Inc.
2.25%, 04/26/19[c]	EUR	200	240,237
2.75%, 04/27/23[c]	EUR	200	251,746
4.00%, 04/29/20[a]	USD	150	154,644
4.50%, 04/29/22[a]	USD	150	156,937
4.75%, 04/29/25 [a,d]	USD	300	314,850

			5,886,779
GREECE — 0.28%
Intralot Capital Luxembourg SA
6.75%, 09/15/21 (Call 09/15/18)[c]	EUR	100	124,916
OTE PLC
3.50%, 07/09/20[c]	EUR	200	246,148
PPC Finance PLC
5.50%, 05/01/19 (Call 11/10/17)[c]	EUR	100	107,648
Titan Global Finance PLC
3.50%, 06/17/21[c]	EUR	100	124,970

			603,682
HONG KONG — 0.04%
Noble Group Ltd.
6.75%, 01/29/20[a]	USD	200	82,563

			82,563

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
IRELAND — 1.64%
Allied Irish Banks PLC
VRN, (5 year EUR Swap + 3.950%)
4.13%, 11/26/25 (Call 11/26/20)[b,c]	EUR	100	$125,741
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
2.75%, 03/15/24 (Call 03/15/20)[c]	EUR	150	180,141
4.13%, 05/15/23 (Call 05/15/19)[c]	EUR	100	123,916
4.25%, 09/15/22 (Call 03/15/19)[a,d]	USD	200	205,500
4.63%, 05/15/23 (Call 05/15/19)[a]	USD	200	205,703
4.75%, 07/15/27 (Call 07/15/22)[c]	GBP	100	135,299
6.00%, 02/15/25 (Call 02/15/20)[a]	USD	200	211,969
6.75%, 05/15/24 (Call 05/15/19)[c]	EUR	100	130,158
7.25%, 05/15/24 (Call 05/15/19)[a]	USD	400	439,281
Bank of Ireland
VRN, (5 year EUR Swap + 3.550%)
4.25%, 06/11/24 (Call 06/11/19)[b,c]	EUR	200	245,807
C&W Senior Financing Designated Activity Co.
6.88%, 09/15/27 (Call 09/15/22)[a]	USD	200	208,779
eircom Finance DAC
4.50%, 05/31/22 (Call 05/31/18)[c]	EUR	100	121,254
Europcar Drive Designated Activity Co.
4.13%, 11/15/24 (Call 11/15/20)[c]	EUR	100	119,505
Park Aerospace Holdings Ltd.
4.50%, 03/15/23 (Call 02/15/23)[a]	USD	155	155,091
5.25%, 08/15/22 [a,d]	USD	310	322,400
5.50%, 02/15/24[a]	USD	210	218,138
Smurfit Kappa Acquisitions ULC
2.38%, 02/01/24 (Call 11/01/23)[c]	EUR	100	122,155
3.25%, 06/01/21 (Call 03/10/21)[c]	EUR	100	126,429
4.13%, 01/30/20[c]	EUR	100	126,743

			3,524,009
ITALY — 6.10%
Autostrada Brescia Verona Vicenza Padova SpA
2.38%, 03/20/20[c]	EUR	100	123,021
Banca IFIS SpA
VRN, (5 year EUR Swap + 4.2510%), 4.50%, 10/17/27 (Call 10/17/22)[b,c]	EUR	100	118,972

Security	Principal (000s)		Value
Banca Monte dei Paschi di Siena SpA
3.63%, 04/01/19[c]	EUR	100	$120,963
Banca Popolare di Milano Scarl
7.13%, 03/01/21[c]	EUR	100	131,003
Banco BPM SpA
2.75%, 07/27/20[c]	EUR	200	244,621
VRN, (5 year EUR Swap + 4.1790%),
4.38%, 09/21/27 (Call 09/21/22)[b,c]	EUR	175	208,959
Banco Popolare SC
3.50%, 03/14/19[c]	EUR	300	363,756
6.00%, 11/05/20[c]	EUR	100	127,182
BPER Banca
VRN, (5 year EUR Swap + 4.910%)
5.13%, 05/31/27 (Call 05/31/22)[b,c]	EUR	100	121,078
Buzzi Unicem SpA
2.13%, 04/28/23 (Call 01/28/23)[c]	EUR	100	123,696
CMF SpA
9.00%, 06/15/22 (Call 06/15/20)[c]	EUR	100	120,005
Cooperativa Muratori & Cementisti-CMC di Ravenna SC
6.88%, 08/01/22 (Call 08/01/19)[c]	EUR	100	121,269
Enel SpA
VRN, (5 year EUR Swap + 3.648%)
5.00%, 01/15/75 (Call 01/15/20)[b,c]	EUR	200	254,027
VRN, (5 year EUR Swap + 5.242%)
6.50%, 01/10/74 (Call 01/10/19)[b,c]	EUR	200	249,462
VRN, (5 year USD Swap + 5.880%)
8.75%, 09/24/73 (Call 09/24/23)[a,b]	USD	200	245,418
Fiat Chrysler Finance Europe SA
4.75%, 03/22/21[c]	EUR	300	391,966
4.75%, 07/15/22[c]	EUR	200	267,513
6.75%, 10/14/19[c]	EUR	200	261,801
Iccrea Banca SpA
1.50%, 02/21/20[c]	EUR	100	118,174
1.50%, 10/11/22[c]	EUR	150	175,682
1.88%, 11/25/19[c]	EUR	100	119,314
International Game Technology PLC
4.13%, 02/15/20 (Call 11/15/19)[c]	EUR	100	124,876

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Intesa Sanpaolo SpA
2.86%, 04/23/25[c]	EUR	100	$120,957
3.93%, 09/15/26[c]	EUR	100	128,995
5.00%, 09/23/19[c]	EUR	150	189,564
5.15%, 07/16/20	EUR	300	391,548
6.63%, 09/13/23[c]	EUR	200	294,110
Leonardo SpA
1.50%, 06/07/24 (Call 03/07/24)[c]	EUR	150	178,819
4.50%, 01/19/21	EUR	100	132,298
5.25%, 01/21/22	EUR	100	139,201
8.00%, 12/16/19	GBP	100	151,026
Mediobanca SpA
5.00%, 11/15/20	EUR	100	130,900
5.75%, 04/18/23	EUR	100	135,928
N&W Global Vending SpA
7.00%, 10/15/23 (Call 10/15/19)[c]	EUR	100	124,974
Saipem Finance International BV
3.00%, 03/08/21[c]	EUR	100	124,111
3.75%, 09/08/23[c]	EUR	100	125,864
Salini Impregilo SpA
3.75%, 06/24/21[c]	EUR	100	128,444
Schumann SpA
7.00%, 07/31/23 (Call 07/31/19)[c]	EUR	100	119,082
Snaitech SpA
6.38%, 11/07/21 (Call 11/07/18)[c]	EUR	100	125,467
Telecom Italia Capital SA
7.18%, 06/18/19	USD	100	107,605
Telecom Italia SpA
2.38%, 10/12/27 (Call 07/12/27)[c]	EUR	200	237,602
4.00%, 01/21/20[c]	EUR	200	253,068
4.88%, 09/25/20[c]	EUR	100	132,313
5.25%, 02/10/22[c]	EUR	150	209,096
Telecom Italia SpA/Milano
2.50%, 07/19/23[c]	EUR	400	502,630
3.00%, 09/30/25[c]	EUR	200	255,705
3.25%, 01/16/23[c]	EUR	100	130,137
3.63%, 01/19/24[c]	EUR	100	132,612
3.63%, 05/25/26[c]	EUR	100	133,227
4.50%, 01/25/21[c]	EUR	100	132,494
5.30%, 05/30/24[a]	USD	200	215,141
6.38%, 06/24/19	GBP	100	143,650
UniCredit SpA
6.95%, 10/31/22[c]	EUR	300	435,808

Security	Principal (000s)		Value
VRN, (5 year EUR Swap + 4.100%)
5.75%, 10/28/25 (Call 10/28/20)[b,c]	EUR	300	$392,290
VRN, (5 year EUR Swap + 4.316%)
4.38%, 01/03/27 (Call 01/03/22)[b,c]	EUR	100	127,073
VRN, (5 year USD ICE Swap + 3.703%)
5.86%, 06/19/32 (Call 06/19/27)[a,b]	USD	200	213,165
Unione di Banche Italiane SpA
VRN, (5 year EUR Swap + 4.182%)
4.25%, 05/05/26 (Call 05/05/21)[b,c]	EUR	100	121,696
VRN, (5 year EUR Swap + 4.240%)
4.45%, 09/15/27 (Call 09/15/22)[b,c]	EUR	100	122,898
Unipol Gruppo Finanziario SpA
3.00%, 03/18/25[c]	EUR	115	137,438
4.38%, 03/05/21[c]	EUR	100	128,820
Wind Acquisition Finance SA
4.00%, 07/15/20 (Call 11/10/17)[c]	EUR	400	470,486
4.75%, 07/15/20 (Call 11/03/17)[a]	USD	400	404,760
7.00%, 04/23/21 (Call 11/30/17)[c]	EUR	300	362,219
7.38%, 04/23/21 (Call 12/01/17)[a]	USD	400	415,520
Wind Tre SpA
2.63%, 01/20/23 (Call 11/03/19)[c]	EUR	125	146,274
3.13%, 01/20/25 (Call 11/03/20)[c]	EUR	100	116,844

			13,054,617
JAPAN — 0.70%
SoftBank Group Corp.
3.13%, 09/19/25 (Call 06/21/25)[c]	EUR	250	294,267
4.00%, 07/30/22 (Call 04/30/22)[c]	EUR	200	254,729
4.00%, 09/19/29 (Call 06/21/29)[c]	EUR	125	145,516
4.50%, 04/15/20[a]	USD	400	412,207
4.75%, 07/30/25 (Call 04/30/25)[c]	EUR	200	261,634
5.25%, 07/30/27 (Call 04/30/27)[c]	EUR	100	133,081

			1,501,434
LUXEMBOURG — 3.32%
Altice Financing SA
5.25%, 02/15/23 (Call 02/15/18)[c]	EUR	100	122,406
6.50%, 01/15/22 (Call 12/01/17)[a]	USD	200	207,246
6.63%, 02/15/23 (Call 02/15/18)[a]	USD	400	421,375
7.50%, 05/15/26 (Call 05/15/21)[a]	USD	400	438,913

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Altice Finco SA
4.75%, 01/15/28 (Call 10/15/22)[c]	EUR	100	$117,492
9.00%, 06/15/23 (Call 06/15/18)[c]	EUR	100	127,737
Altice Luxembourg SA
6.25%, 02/15/25 (Call 02/15/20)[c]	EUR	100	128,718
7.25%, 05/15/22 (Call 11/30/17)[c]	EUR	400	496,227
7.63%, 02/15/25 (Call 02/15/20)[a,d]	USD	200	216,846
7.75%, 05/15/22 (Call 12/01/17)[a]	USD	400	423,500
ArcelorMittal
2.88%, 07/06/20[c]	EUR	100	124,827
3.13%, 01/14/22[c]	EUR	300	385,881
5.75%, 08/05/20[d]	USD	150	162,750
6.00%, 03/01/21	USD	150	163,924
6.13%, 06/01/25[d]	USD	75	86,569
6.75%, 02/25/22	USD	100	114,833
B&M European Value Retail SA
4.13%, 02/01/22 (Call 02/01/19)[c]	GBP	100	137,576
DEA Finance SA
7.50%, 10/15/22 (Call 04/15/19)[c]	EUR	100	129,140
Garfunkelux Holdco 3 SA
8.50%, 11/01/22 (Call 11/01/18)[c]	GBP	100	143,248
VRN, (3mo. LIBOR GBP + 3.5000%), 3.50%, 09/01/23 (Call 09/01/18)[b,c]	EUR	125	145,728
INEOS Group Holdings SA
5.38%, 08/01/24 (Call 08/01/19)[c]	EUR	100	126,271
Intelsat Connect Finance SA
12.50%, 04/01/22 (Call 06/01/18)[a]	USD	125	118,477
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)	USD	350	297,062
7.25%, 10/15/20 (Call 12/01/17)	USD	450	431,966
7.50%, 04/01/21 (Call 12/01/17)	USD	200	190,000
8.00%, 02/15/24 (Call 02/15/19)[a]	USD	250	265,789
9.50%, 09/30/22[a]	USD	100	117,348
9.75%, 07/15/25 (Call 07/15/21)[a]	USD	255	256,594
Intelsat Luxembourg SA
7.75%, 06/01/21 (Call 12/01/17)	USD	275	173,766
8.13%, 06/01/23 (Call 06/01/18)	USD	150	91,392
Matterhorn Telecom Holding SA
4.88%, 05/01/23 (Call 05/01/18)[c]	EUR	100	120,249
Matterhorn Telecom SA
3.88%, 05/01/22 (Call 05/01/18)[c]	EUR	100	120,182
Picard Bondco SA
7.75%, 02/01/20 (Call 11/30/17)[c]	EUR	100	121,224

Security	Principal (000s)		Value
Swissport Financing Sarl
6.75%, 12/15/21 (Call 06/15/18)[c]	EUR	100	$124,462
Swissport Investments SA
6.75%, 12/15/21 (Call 06/15/18)[c]	EUR	100	124,067
Telenet Finance VI Luxembourg SCA
4.88%, 07/15/27 (Call 07/15/21)[c]	EUR	100	128,770

			7,102,555
NETHERLANDS — 2.01%
Constellium NV
4.63%, 05/15/21 (Call 11/30/17)[c]	EUR	100	118,963
5.75%, 05/15/24 (Call 05/15/19)[a]	USD	250	251,875
CSC Holdings LLC
6.63%, 10/15/25 (Call 10/15/20)[a]	USD	200	218,583
InterXion Holding NV
6.00%, 07/15/20 (Call 11/10/17)[c]	EUR	100	120,303
IPD 3 BV
4.50%, 07/15/22 (Call 07/15/19)[c]	EUR	100	122,349
Maxeda DIY Holding BV
6.13%, 07/15/22 (Call 07/15/19)[c]	EUR	100	122,616
NXP BV/NXP Funding LLC
3.88%, 09/01/22[a]	USD	200	207,775
4.13%, 06/15/20[a]	USD	200	208,500
4.13%, 06/01/21[a]	USD	200	208,250
4.63%, 06/01/23[a]	USD	200	214,667
Samvardhana Motherson Automotive System Group BV
1.80%, 07/06/24[c]	EUR	100	114,083
Sensata Technologies BV
4.88%, 10/15/23[a]	USD	125	131,441
5.00%, 10/01/25[a]	USD	150	159,348
5.63%, 11/01/24[a]	USD	100	110,844
United Group BV
4.38%, 07/01/22 (Call 07/01/19)[c]	EUR	100	121,952
4.88%, 07/01/24 (Call 07/01/20)[c]	EUR	100	122,004
UPC Holding BV
3.88%, 06/15/29 (Call 06/15/22)[c]	EUR	100	112,520
UPCB Finance IV Ltd.
4.00%, 01/15/27 (Call 01/15/21)[c]	EUR	100	123,967
5.38%, 01/15/25 (Call 01/15/20)[a]	USD	200	204,500
UPCB Finance VII Ltd.
3.63%, 06/15/29 (Call 06/15/22)[c]	EUR	150	175,366

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Ziggo Bond Co. BV
7.13%, 05/15/24 (Call 05/15/19)[c]	EUR	100	$131,060
Ziggo Bond Finance BV
4.63%, 01/15/25 (Call 01/15/20)[c]	EUR	100	124,320
6.00%, 01/15/27 (Call 01/15/22)[a]	USD	150	152,396
Ziggo Secured Finance BV
3.75%, 01/15/25 (Call 01/15/20)[c]	EUR	200	244,940
4.25%, 01/15/27 (Call 01/15/22)[c]	EUR	100	124,486
5.50%, 01/15/27 (Call 01/15/22)[a]	USD	350	357,000

			4,304,108
NEW ZEALAND — 0.23%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.13%, 07/15/23 (Call 07/15/19)[a]	USD	345	357,937
7.00%, 07/15/24 (Call 07/15/19)[a,d]	USD	125	133,750

			491,687
NORWAY — 0.06%
Silk Bidco AS
7.50%, 02/01/22 (Call 02/01/18)[c]	EUR	100	121,756

			121,756
PORTUGAL — 0.06%
EDP — Energias de Portugal SA
VRN, (5 year EUR Swap + 5.043%)
5.38%, 09/16/75 (Call 03/16/21)[b,c]	EUR	100	130,192

			130,192
SINGAPORE — 0.31%
Lincoln Finance Ltd.
6.88%, 04/15/21 (Call 04/15/18)[c]	EUR	200	245,950
Puma International Financing SA
5.13%, 10/06/24 (Call 10/06/20)[a]	USD	200	204,433
6.75%, 02/01/21 (Call 12/01/17)[a]	USD	200	204,970

			655,353
SOUTH KOREA — 0.06%
Kronos International Inc.
3.75%, 09/15/25 (Call 09/15/20)[c]	EUR	100	121,599

			121,599
SPAIN — 1.60%
Banco de Sabadell SA
5.63%, 05/06/26[c]	EUR	200	270,909

Security	Principal (000s)		Value
Bankia SA
VRN, (5 year EUR Swap + 3.166%)
4.00%, 05/22/24 (Call 05/22/19)[b,c]	EUR	200	$242,853
VRN, (5 year EUR Swap + 3.350%)
3.38%, 03/15/27 (Call 03/15/22)[b,c]	EUR	100	122,383
Bankinter SA
VRN, (5 year EUR Swap + 2.400%)
2.50%, 04/06/27 (Call 04/06/22)[b,c]	EUR	100	120,045
CaixaBank SA
VRN, (5 year EUR Swap + 2.350%)
2.75%, 07/14/28 (Call 07/14/23)[b,c]	EUR	200	238,286
VRN, (5 year EUR Swap + 3.350%)
3.50%, 02/15/27 (Call 02/15/22)[b,c]	EUR	200	247,254
VRN, (5 year EUR Swap + 3.950%)
5.00%, 11/14/23 (Call 11/14/18)[b,c]	EUR	100	121,475
Campofrio Food Group SA
3.38%, 03/15/22 (Call 03/15/18)[c]	EUR	80	95,687
Cellnex Telecom SA
2.38%, 01/16/24 (Call 10/16/23)[c]	EUR	100	121,484
2.88%, 04/18/25 (Call 01/18/25)[c]	EUR	100	123,668
3.13%, 07/27/22[c]	EUR	100	128,535
Cirsa Funding Luxembourg SA
5.88%, 05/15/23 (Call 05/15/18)[c]	EUR	100	122,711
Codere Finance 2 Luxembourg SA
6.75%, 11/01/21 (Call 10/31/18)[c]	EUR	100	121,584
eDreams ODIGEO SA
8.50%, 08/01/21 (Call 08/01/18)[c]	EUR	98	123,280
Gestamp Funding Luxembourg SA
3.50%, 05/15/23 (Call 05/15/19)[c]	EUR	100	121,989
Grifols SA
3.20%, 05/01/25 (Call 05/01/20)[c]	EUR	200	236,576
Grupo Antolin Dutch BV
5.13%, 06/30/22 (Call 06/30/18)[c]	EUR	100	122,874
Grupo Isolux Corsan SA
0.25%, 12/30/21 (Call 11/30/17)[e,f]	EUR	—	1
3.00%, 12/30/21 (Call 11/30/17)[e,f]	EUR	28	493

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Grupo-Antolin Irausa SA
3.25%, 04/30/24 (Call 04/30/20)[c]	EUR	100	$120,898
Ibercaja Banco SA
VRN, (5 year EUR Swap + 4.551%)
5.00%, 07/28/25 (Call 07/28/20)[b,c]	EUR	100	119,282
NH Hotel Group SA
3.75%, 10/01/23 (Call 10/01/19)[c]	EUR	100	123,383
Obrascon Huarte Lain SA
4.75%, 03/15/22 (Call 03/15/18)[c]	EUR	100	115,330
Repsol International Finance BV
VRN, (10 year EUR Swap + 4.200%)
4.50%, 03/25/75 (Call 03/25/25)[b,c]	EUR	200	259,526

			3,420,506
SWAZILAND — 0.05%
Transocean Inc.
7.50%, 01/15/26 (Call 01/15/21)[a]	USD	100	102,950

			102,950
SWEDEN — 0.54%
Intrum Justitia AB
2.75%, 07/15/22 (Call 07/15/19)[c]	EUR	225	268,227
3.13%, 07/15/24 (Call 07/15/20)[c]	EUR	200	238,715
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	USD	175	176,230
Series 7Y
1.88%, 03/01/24[c]	EUR	100	114,409
Unilabs Subholding AB
5.75%, 05/15/25 (Call 05/15/20)[c]	EUR	100	120,074
Verisure Holding AB
6.00%, 11/01/22 (Call 11/01/18)[c]	EUR	90	112,951
Volvo Car AB
3.25%, 05/18/21[c]	EUR	100	126,555

			1,157,161
SWITZERLAND — 0.30%
Dufry Finance SCA
4.50%, 07/15/22 (Call 11/30/17)[c]	EUR	100	120,618
4.50%, 08/01/23 (Call 08/01/18)[c]	EUR	100	123,783
Dufry One BV
2.50%, 10/15/24 (Call 10/15/20)[c]	EUR	125	148,895
Selecta Group BV
6.50%, 06/15/20 (Call 11/30/17)[c]	EUR	100	118,642

Security	Principal (000s)		Value
SIG Combibloc Holdings SCA
7.75%, 02/15/23 (Call 02/15/18)[c]	EUR	100	$122,903

			634,841
UNITED KINGDOM — 5.01%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 12/01/17)[a]	USD	200	196,000
Alliance Automotive Finance PLC
6.25%, 12/01/21 (Call 11/02/17)[c]	EUR	100	120,237
Amigo Luxembourg SA
7.63%, 01/15/24 (Call 01/15/20)[c]	GBP	100	139,813
Arqiva Broadcast Finance PLC
9.50%, 03/31/20 (Call 03/31/18)[c]	GBP	100	139,951
Ashtead Capital Inc.
4.38%, 08/15/27 (Call 08/15/22)[a]	USD	200	202,735
Boparan Finance PLC
5.50%, 07/15/21 (Call 11/10/17)[c]	GBP	100	125,455
Cabot Financial Luxembourg SA
7.50%, 10/01/23 (Call 10/01/19)[c]	GBP	100	145,461
CNH Industrial Finance Europe SA
1.38%, 05/23/22 (Call 02/23/22)[c]	EUR	100	120,707
1.75%, 09/12/25 (Call 06/12/25)[c]	EUR	100	120,842
2.88%, 05/17/23[c]	EUR	100	129,802
CNH Industrial NV
4.50%, 08/15/23	USD	75	79,367
EC Finance PLC
5.13%, 07/15/21 (Call 11/02/17)[c]	EUR	100	119,449
Fiat Chrysler Automobiles NV
3.75%, 03/29/24[c]	EUR	100	128,129
4.50%, 04/15/20	USD	200	207,811
5.25%, 04/15/23[d]	USD	200	212,191
Heathrow Finance PLC
3.88%, 03/01/27[c]	GBP	100	131,369
Iceland Bondco PLC
4.63%, 03/15/25[c]	GBP	100	128,653
IDH Finance PLC
6.25%, 08/15/22 (Call 08/15/18)[c]	GBP	100	123,550
Ineos Finance PLC
4.00%, 05/01/23 (Call 05/01/18)[c]	EUR	100	120,436
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 12/01/17)[a]	USD	300	306,060
International Personal Finance PLC
5.75%, 04/07/21[c]	EUR	100	108,832

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Iron Mountain Europe PLC
6.13%, 09/15/22 (Call 11/10/17)[c]	GBP	100	$138,577
Jaguar Land Rover Automotive PLC
2.20%, 01/15/24[c]	EUR	100	118,400
2.75%, 01/24/21[c]	GBP	100	134,809
3.50%, 03/15/20 (Call 12/15/19)[a]	USD	200	201,596
3.88%, 03/01/23[c]	GBP	100	139,028
4.13%, 12/15/18[a]	USD	200	204,000
Jerrold Finco PLC
6.25%, 09/15/21 (Call 09/15/18)[c]	GBP	100	138,935
Lecta SA
6.50%, 08/01/23 (Call 08/01/19)[c]	EUR	100	123,234
Merlin Entertainments PLC
2.75%, 03/15/22 (Call 12/15/21)[c]	EUR	100	122,043
Miller Homes Group Holdings PLC
5.50%, 10/15/24 (Call 10/15/20)[c]	GBP	100	136,792
Nemean Bondco PLC
7.38%, 02/01/24 (Call 02/01/20)[c]	GBP	100	126,062
New Look Secured Issuer PLC
6.50%, 07/01/22 (Call 06/24/18)[c]	GBP	100	80,041
Noble Holding International Ltd.
7.75%, 01/15/24 (Call 10/15/23)	USD	155	138,353
Ocado Group PLC
4.00%, 06/15/24 (Call 06/15/20)[c]	GBP	100	130,126
Pizzaexpress Financing 2 PLC
6.63%, 08/01/21 (Call 11/10/17)[c]	GBP	100	129,074
Premier Foods Finance PLC
6.50%, 03/15/21 (Call 11/30/17)[c]	GBP	100	135,650
Royal Bank of Scotland Group PLC
5.13%, 05/28/24[d]	USD	400	427,363
6.00%, 12/19/23	USD	375	417,589
6.10%, 06/10/23	USD	175	194,613
6.13%, 12/15/22	USD	400	443,965
VRN, (5 year EUR Swap + 2.650%)
3.63%, 03/25/24 (Call 03/25/19)[b,c]	EUR	200	241,140
Stonegate Pub Co. Financing PLC
4.88%, 03/15/22 (Call 03/15/19)[c]	GBP	150	201,385
Tesco Corporate Treasury Services PLC
1.38%, 07/01/19[c]	EUR	100	119,164
2.13%, 11/12/20 (Call 08/12/20)[c]	EUR	200	245,880
2.50%, 07/01/24[c]	EUR	200	251,148

Security	Principal (000s)		Value
Tesco PLC
6.13%, 02/24/22	GBP	100	$153,625
Thomas Cook Finance PLC
6.75%, 06/15/21 (Call 01/15/18)[c]	EUR	100	121,697
Thomas Cook Group PLC
6.25%, 06/15/22 (Call 06/15/19)[c]	EUR	100	127,289
Travelex Financing PLC
8.00%, 05/15/22 (Call 05/15/20)[c]	EUR	100	119,157
Travis Perkins PLC
4.38%, 09/15/21[c]	GBP	100	140,016
Virgin Media Finance PLC
4.50%, 01/15/25 (Call 01/15/20)[c]	EUR	100	123,054
5.75%, 01/15/25 (Call 01/15/20)[a]	USD	200	207,019
6.38%, 04/15/23 (Call 04/15/18)[a]	USD	200	209,000
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24 (Call 09/15/19)[c]	GBP	100	138,181
Series SEP
5.50%, 09/15/24 (Call 09/15/19)[c]	GBP	200	276,420
Virgin Media Secured Finance PLC
4.88%, 01/15/27 (Call 01/15/21)[c]	GBP	100	137,907
5.00%, 04/15/27 (Call 04/15/22)[c]	GBP	100	137,936
5.25%, 01/15/26 (Call 01/15/20)[a,d]	USD	200	207,540
5.50%, 01/15/25 (Call 01/15/19)[c]	GBP	90	125,867
5.50%, 08/15/26 (Call 08/15/21)[a]	USD	200	209,476
6.25%, 03/28/29 (Call 01/15/21)[c]	GBP	100	144,778
Viridian Group FinanceCo PLC/Viridian Power and Energy
4.00%, 09/15/25 (Call 09/15/20)[c]	EUR	150	176,149
Worldpay Finance PLC
3.75%, 11/15/22 (Call 08/15/22)[c]	EUR	100	129,515

			10,730,443
UNITED STATES — 64.20%
Acadia Healthcare Co. Inc.
5.63%, 02/15/23 (Call 02/15/18)	USD	150	153,916
Adient Global Holdings Ltd.
3.50%, 08/15/24 (Call 05/15/24)[c]	EUR	200	245,885
ADT Corp. (The)
3.50%, 07/15/22	USD	200	199,385
4.13%, 06/15/23	USD	100	101,625
6.25%, 10/15/21	USD	175	194,054
AECOM
5.13%, 03/15/27 (Call 12/15/26)	USD	175	180,131

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
5.75%, 10/15/22 (Call 12/01/17)	USD	125	$130,938
5.88%, 10/15/24 (Call 07/15/24)	USD	150	165,712
AES Corp./VA
4.88%, 05/15/23 (Call 05/15/18)	USD	200	204,673
5.13%, 09/01/27 (Call 09/01/22)	USD	70	71,815
5.50%, 03/15/24 (Call 03/15/19)	USD	150	156,522
5.50%, 04/15/25 (Call 04/15/20)[d]	USD	150	158,135
6.00%, 05/15/26 (Call 05/15/21)	USD	25	26,943
7.38%, 07/01/21 (Call 06/01/21)	USD	175	199,062
Aircastle Ltd.
4.13%, 05/01/24 (Call 02/01/24)[d]	USD	75	76,594
4.63%, 12/15/18[d]	USD	75	76,969
5.00%, 04/01/23	USD	100	106,080
5.13%, 03/15/21	USD	75	79,609
5.50%, 02/15/22	USD	100	107,487
6.25%, 12/01/19[d]	USD	100	107,250
AK Steel Corp.
7.00%, 03/15/27 (Call 03/15/22)[d]	USD	75	74,786
7.63%, 10/01/21 (Call 12/01/17)[d]	USD	75	77,802
Albertsons Companies LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC
5.75%, 03/15/25 (Call 09/15/19)	USD	220	193,812
6.63%, 06/15/24 (Call 06/15/19)[d]	USD	210	196,602
Alcoa Nederland Holding BV
6.75%, 09/30/24 (Call 09/30/19)[a]	USD	200	220,640
Alere Inc.
6.50%, 06/15/20 (Call 11/02/17)	USD	100	101,531
7.25%, 07/01/18 (Call 11/02/17)	USD	50	50,000
Aleris International Inc.
7.88%, 11/01/20 (Call 12/01/17)	USD	50	49,914
9.50%, 04/01/21 (Call 04/01/18)[a]	USD	195	207,621
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)[d]	USD	100	103,018
7.88%, 08/15/23 (Call 05/15/23)[d]	USD	75	82,219
Allison Transmission Inc.
4.75%, 10/01/27 (Call 10/01/22)[a]	USD	75	75,750
5.00%, 10/01/24 (Call 10/01/19)[a,d]	USD	175	182,077
Ally Financial Inc.
3.25%, 11/05/18	USD	100	100,755
3.50%, 01/27/19[d]	USD	200	202,440
3.75%, 11/18/19	USD	200	204,007
4.13%, 03/30/20	USD	100	103,375

Security	Principal (000s)		Value
4.13%, 02/13/22	USD	125	$129,666
4.25%, 04/15/21	USD	150	156,516
4.63%, 05/19/22	USD	75	79,158
4.63%, 03/30/25[d]	USD	100	106,321
5.13%, 09/30/24	USD	125	136,875
5.75%, 11/20/25 (Call 10/20/25)[d]	USD	180	199,125
7.50%, 09/15/20	USD	25	28,148
8.00%, 12/31/18	USD	150	159,094
8.00%, 03/15/20	USD	100	112,313
Altice U.S. Finance I Corp.
5.38%, 07/15/23 (Call 07/15/18)[a]	USD	200	208,773
5.50%, 05/15/26 (Call 05/15/21)[a]	USD	200	207,738
AMC Entertainment Holdings Inc.
5.75%, 06/15/25 (Call 06/15/20)	USD	175	170,844
5.88%, 11/15/26 (Call 11/15/21)[d]	USD	90	88,008
6.13%, 05/15/27 (Call 05/15/22)[d]	USD	50	49,442
6.38%, 11/15/24 (Call 11/15/19)	GBP	100	136,165
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)	USD	100	102,625
4.75%, 08/01/25 (Call 08/01/21)	USD	170	169,787
5.00%, 04/01/24 (Call 04/01/20)	USD	160	163,000
American Airlines Group Inc.
4.63%, 03/01/20[a]	USD	100	103,250
5.50%, 10/01/19[a]	USD	100	104,138
American Axle & Manufacturing Inc.
6.25%, 03/15/21 (Call 12/01/17)[d]	USD	25	25,669
6.25%, 04/01/25 (Call 04/01/20)[a,d]	USD	110	112,518
6.50%, 04/01/27 (Call 04/01/22)[a,d]	USD	75	76,594
6.63%, 10/15/22 (Call 12/01/17)[d]	USD	150	155,123
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	USD	125	127,665
5.63%, 05/20/24 (Call 03/20/24)[d]	USD	95	100,344
5.75%, 05/20/27 (Call 02/20/27)	USD	100	102,375
5.88%, 08/20/26 (Call 05/20/26)	USD	145	150,438
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
5.25%, 01/15/25 (Call 01/15/21)	USD	175	187,814
5.50%, 10/15/19 (Call 09/15/19)	USD	100	105,075
5.88%, 10/01/20 (Call 12/01/17)[d]	USD	50	50,834
6.13%, 10/15/21 (Call 11/16/17)	USD	100	103,250
6.25%, 10/15/22 (Call 10/15/18)	USD	175	186,156
6.38%, 05/01/24 (Call 05/01/19)	USD	75	81,964

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Anixter Inc.
5.13%, 10/01/21	USD	50	$53,438
Antero Resources Corp.
5.00%, 03/01/25 (Call 03/01/20)	USD	125	127,102
5.13%, 12/01/22 (Call 12/01/17)	USD	200	204,879
5.38%, 11/01/21 (Call 12/01/17)[d]	USD	125	128,122
5.63%, 06/01/23 (Call 06/01/18)[d]	USD	125	130,938
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/17)	USD	48	48,840
7.63%, 09/01/23 (Call 09/01/19)	USD	58	61,045
7.88%, 12/01/22 (Call 12/01/18)	USD	100	108,000
8.75%, 12/01/20 (Call 12/01/17)[d]	USD	175	178,878
Aramark International Finance Sarl
3.13%, 04/01/25 (Call 04/01/20)[c]	EUR	100	121,581
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)	USD	125	130,766
5.00%, 04/01/25 (Call 04/01/20)[a]	USD	75	79,950
5.13%, 01/15/24 (Call 01/15/19)	USD	75	79,406
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)	USD	225	241,057
5.40%, 04/15/21 (Call 01/15/21)	USD	250	267,812
5.87%, 02/23/22	USD	100	109,153
6.15%, 08/15/20	USD	200	217,411
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
10.00%, 04/01/22 (Call 04/01/20)[a,d]	USD	275	298,375
Ashland LLC
4.75%, 08/15/22 (Call 05/15/22)	USD	200	210,896
Avantor Inc.
4.75%, 10/01/24 (Call 10/01/20)[c]	EUR	100	118,626
6.00%, 10/01/24 (Call 10/01/20)[a]	USD	260	264,686
9.00%, 10/01/25 (Call 10/01/20)[a,d]	USD	350	353,587
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 12/01/17)[a,d]	USD	75	75,609
5.50%, 04/01/23 (Call 04/01/18)[d]	USD	125	126,869
Avis Budget Finance PLC
4.13%, 11/15/24 (Call 11/15/19)[c]	EUR	100	118,852
Avon International Operations Inc.
7.88%, 08/15/22 (Call 08/15/19)[a]	USD	100	101,513
Avon Products Inc.
6.60%, 03/15/20	USD	75	73,858
7.00%, 03/15/23	USD	75	62,438

Security	Principal (000s)		Value
Axalta Coating Systems Dutch Holding B BV
3.75%, 01/15/25 (Call 01/15/20)[c]	EUR	125	$156,185
B&G Foods Inc.
4.63%, 06/01/21 (Call 12/01/17)	USD	100	101,846
5.25%, 04/01/25 (Call 04/01/20)	USD	90	91,776
Ball Corp.
3.50%, 12/15/20	EUR	100	127,858
4.00%, 11/15/23	USD	175	180,031
4.38%, 12/15/20	USD	150	157,192
4.38%, 12/15/23	EUR	100	133,576
5.00%, 03/15/22	USD	200	215,325
5.25%, 07/01/25	USD	175	192,281
Beacon Escrow Corp.
4.88%, 11/01/25 (Call 11/01/20)[a,g]	USD	210	212,562
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 10/15/22)[a]	USD	14	13,942
8.75%, 03/15/22 (Call 03/15/19)	USD	85	93,917
Belden Inc.
3.38%, 07/15/27 (Call 07/15/22)[c]	EUR	100	118,879
5.50%, 04/15/23 (Call 04/15/18)[c]	EUR	100	122,308
Berry Global Inc.
5.13%, 07/15/23 (Call 07/15/18)[d]	USD	150	157,154
5.50%, 05/15/22 (Call 12/01/17)	USD	50	52,000
6.00%, 10/15/22 (Call 10/15/18)	USD	40	42,344
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)	USD	100	119,652
10.00%, 10/15/25 (Call 10/15/20)	USD	75	91,098
BlueLine Rental Finance Corp./BlueLine Rental LLC
9.25%, 03/15/24 (Call 03/15/20)[a,d]	USD	200	217,000
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 12/01/17)[a]	USD	275	281,832
Boyd Gaming Corp.
6.38%, 04/01/26 (Call 04/01/21)[d]	USD	125	136,849
6.88%, 05/15/23 (Call 05/15/18)[d]	USD	125	134,219
Brand Industrial Services Inc.
8.50%, 07/15/25 (Call 07/15/20)[a]	USD	200	211,500
Builders FirstSource Inc.
5.63%, 09/01/24 (Call 09/01/19)[a]	USD	150	158,233
BWAY Holding Co.
5.50%, 04/15/24 (Call 04/15/20)[a]	USD	325	338,812
7.25%, 04/15/25 (Call 04/15/20)[a,d]	USD	225	233,153

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Cablevision Systems Corp.
5.88%, 09/15/22[d]	USD	150	$154,183
8.00%, 04/15/20	USD	75	82,793
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 12/01/17)	USD	75	77,063
11.00%, 10/01/21 (Call 12/01/17)	USD	100	106,042
CalAtlantic Group Inc.
5.25%, 06/01/26 (Call 12/01/25)	USD	75	79,969
5.88%, 11/15/24 (Call 05/15/24)	USD	75	83,184
8.38%, 01/15/21[d]	USD	100	116,375
California Resources Corp.
8.00%, 12/15/22 (Call 12/15/18)[a]	USD	380	250,325
Calpine Corp.
5.25%, 06/01/26 (Call 06/01/21)[a]	USD	150	149,790
5.38%, 01/15/23 (Call 10/15/18)[d]	USD	225	218,531
5.50%, 02/01/24 (Call 02/01/19)[d]	USD	100	95,791
5.75%, 01/15/25 (Call 10/15/19)[d]	USD	250	236,850
5.88%, 01/15/24 (Call 11/01/18)[a,d]	USD	75	77,625
6.00%, 01/15/22 (Call 12/01/17)[a,d]	USD	175	180,611
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 12/01/17)	USD	175	171,321
11.50%, 01/15/21 (Call 04/15/18)[a]	USD	75	86,270
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/18)[d]	USD	130	132,090
7.50%, 09/15/20 (Call 12/01/17)[d]	USD	25	25,456
Catalent Pharma Solutions Inc.
4.75%, 12/15/24 (Call 12/15/19)[c]	EUR	100	125,629
CBS Radio Inc.
7.25%, 11/01/24 (Call 11/01/19)[a,d]	USD	100	104,982
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 02/01/28 (Call 08/01/22)[a]	USD	410	406,043
5.13%, 02/15/23 (Call 02/15/18)	USD	150	155,362
5.13%, 05/01/23 (Call 05/01/18)[a]	USD	225	234,562
5.13%, 05/01/27 (Call 05/01/22)[a]	USD	575	580,031
5.25%, 03/15/21 (Call 12/01/17)[d]	USD	50	51,207
5.25%, 09/30/22 (Call 12/01/17)	USD	300	309,000
5.38%, 05/01/25 (Call 05/01/20)[a]	USD	150	155,104
5.50%, 05/01/26 (Call 05/01/21)[a]	USD	275	281,733

Security	Principal (000s)		Value
5.75%, 09/01/23 (Call 03/01/18)	USD	50	$51,710
5.75%, 01/15/24 (Call 07/15/18)	USD	175	181,903
5.75%, 02/15/26 (Call 02/15/21)[a]	USD	475	496,612
5.88%, 04/01/24 (Call 04/01/19)[a,d]	USD	300	318,995
5.88%, 05/01/27 (Call 05/01/21)[a]	USD	125	130,489
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)[a]	USD	105	109,397
5.00%, 10/15/24 (Call 07/15/24)	USD	100	106,895
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 03/01/18)	USD	100	104,333
5.00%, 09/01/25 (Call 03/01/20)	USD	180	188,100
5.50%, 12/01/24 (Call 06/01/24)	USD	75	82,969
Centene Corp.
4.75%, 05/15/22 (Call 05/15/19)	USD	175	182,797
4.75%, 01/15/25 (Call 01/15/20)	USD	185	190,819
5.63%, 02/15/21 (Call 02/15/18)	USD	280	290,500
6.13%, 02/15/24 (Call 02/15/19)	USD	225	241,794
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)[d]	USD	100	97,057
5.80%, 03/15/22	USD	250	254,062
6.45%, 06/15/21	USD	225	236,250
Series V
5.63%, 04/01/20	USD	225	234,476
Series W
6.75%, 12/01/23	USD	125	129,777
Series Y
7.50%, 04/01/24 (Call 01/01/24)[d]	USD	175	185,721
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 12/01/17)[a]	USD	250	255,075
6.38%, 09/15/20 (Call 12/01/17)[a]	USD	140	142,594
7.75%, 07/15/25 (Call 07/15/20)[a]	USD	200	218,339
CF Industries Inc.
3.45%, 06/01/23[d]	USD	100	98,594
7.13%, 05/01/20	USD	200	220,000
Change Healthcare Holdings LLC/Change Healthcare Finance Inc.
5.75%, 03/01/25 (Call 03/01/20)[a,d]	USD	165	168,712
Chemours Co. (The)
5.38%, 05/15/27 (Call 02/15/27)	USD	75	79,838
6.13%, 05/15/23 (Call 05/15/18)	EUR	100	124,468
6.63%, 05/15/23 (Call 05/15/18)	USD	200	212,500
7.00%, 05/15/25 (Call 05/15/20)[d]	USD	200	223,158

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27 (Call 01/01/27)[a]	USD	305	$314,246
5.88%, 03/31/25 (Call 10/02/24)[d]	USD	230	249,262
7.00%, 06/30/24 (Call 01/01/24)	USD	200	228,250
Cheniere Energy Partners LP
5.25%, 10/01/25 (Call 10/01/20)[a]	USD	200	206,000
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 12/01/17)[d]	USD	75	69,563
6.13%, 02/15/21[d]	USD	75	75,750
6.63%, 08/15/20	USD	75	77,401
8.00%, 12/15/22 (Call 12/15/18)[a]	USD	220	237,050
8.00%, 01/15/25 (Call 01/15/20)[a,d]	USD	160	159,564
8.00%, 06/15/27 (Call 06/15/22)[a,d]	USD	235	227,362
CHS/Community Health Systems Inc.
5.13%, 08/01/21 (Call 12/01/17)[d]	USD	175	169,846
6.25%, 03/31/23 (Call 03/31/20)	USD	555	534,187
6.88%, 02/01/22 (Call 02/01/18)[d]	USD	525	381,281
7.13%, 07/15/20 (Call 12/01/17)[d]	USD	250	216,875
8.00%, 11/15/19 (Call 12/01/17)[d]	USD	350	332,500
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)	USD	150	152,438
5.13%, 12/15/22 (Call 12/15/17)[d]	USD	75	76,791
CIT Group Inc.
3.88%, 02/19/19	USD	150	152,250
5.00%, 08/15/22	USD	200	215,231
5.00%, 08/01/23	USD	100	108,073
5.38%, 05/15/20	USD	200	213,705
Citgo Holding Inc.
10.75%, 02/15/20[a]	USD	225	242,859
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 12/01/17)[a]	USD	100	61,516
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/17)	USD	200	202,606
5.25%, 08/01/20 (Call 12/01/17)	USD	40	40,530
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 12/01/17)	USD	100	103,000
6.50%, 11/15/22 (Call 12/01/17)[d]	USD	400	413,500
Series B
7.63%, 03/15/20 (Call 12/01/17)	USD	300	300,000

Security	Principal (000s)		Value
Cleveland-Cliffs Inc.
5.75%, 03/01/25 (Call 03/01/20)[a]	USD	210	$203,700
CNH Industrial Finance Europe SA
2.75%, 03/18/19[c]	EUR	100	120,947
2.88%, 09/27/21[c]	EUR	100	128,589
Colfax Corp.
3.25%, 05/15/25 (Call 05/15/20)[c]	EUR	125	152,416
CommScope Inc.
5.00%, 06/15/21 (Call 12/01/17)[a]	USD	100	102,221
5.50%, 06/15/24 (Call 06/15/19)[a]	USD	125	130,385
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)[a]	USD	200	195,042
6.00%, 06/15/25 (Call 06/15/20)[a]	USD	230	243,225
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 12/01/17)[d]	USD	300	307,080
8.00%, 04/01/23 (Call 04/01/18)	USD	100	107,083
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)[d]	USD	150	145,857
4.50%, 04/15/23 (Call 01/15/23)	USD	300	303,577
5.00%, 09/15/22 (Call 12/01/17)[d]	USD	325	329,062
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)[d]	USD	75	74,813
5.88%, 07/01/25 (Call 07/01/20)	USD	50	49,500
6.38%, 10/01/22 (Call 12/01/17)	USD	75	77,048
CRC Escrow Issuer LLC/CRC Finco Inc.
5.25%, 10/15/25 (Call 10/15/20)[a,g]	USD	300	301,875
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.75%, 04/01/25 (Call 04/01/20)	USD	100	102,500
6.25%, 04/01/23 (Call 04/01/18)[d]	USD	125	130,161
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23	USD	225	233,966
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%, 09/30/26 (Call 03/31/26)	USD	50	50,063
Crown European Holdings SA
2.63%, 09/30/24 (Call 03/31/24)[c]	EUR	100	120,813
3.38%, 05/15/25 (Call 11/15/24)[c]	EUR	100	124,174
4.00%, 07/15/22 (Call 04/15/22)[c]	EUR	100	130,673

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
CrownRock LP/CrownRock Finance Inc.
5.63%, 10/15/25 (Call 10/15/20)[a]	USD	175	$177,625
CSC Holdings LLC
5.25%, 06/01/24	USD	125	124,556
5.50%, 04/15/27 (Call 04/15/22)[a,d]	USD	200	205,802
6.75%, 11/15/21	USD	175	192,533
8.63%, 02/15/19	USD	75	80,344
10.13%, 01/15/23 (Call 01/15/19)[a]	USD	400	456,598
10.88%, 10/15/25 (Call 10/15/20)[a]	USD	336	411,782
Dana Financing Luxembourg Sarl
5.75%, 04/15/25 (Call 04/15/20)[a]	USD	75	79,477
Dana Inc.
5.50%, 12/15/24 (Call 12/15/19)[d]	USD	75	79,183
Darling Global Finance BV
4.75%, 05/30/22 (Call 05/30/18)[c]	EUR	100	121,717
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)	USD	320	315,829
5.13%, 07/15/24 (Call 07/15/19)[d]	USD	275	276,564
5.75%, 08/15/22 (Call 12/01/17)	USD	200	205,891
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)[d]	USD	100	98,864
4.75%, 09/30/21 (Call 06/30/21)[a]	USD	50	51,307
5.35%, 03/15/20[a]	USD	150	156,040
VRN, (3 mo. LIBOR US + 3.850%)
5.85%, 05/21/43 (Call 05/21/23)[a,b]	USD	125	118,906
Dell Inc.
4.63%, 04/01/21[d]	USD	75	77,738
5.88%, 06/15/19	USD	150	157,012
Dell International LLC/EMC Corp.
5.88%, 06/15/21 (Call 06/15/18)[a,d]	USD	275	287,327
7.13%, 06/15/24 (Call 06/15/19)[a,d]	USD	250	275,547
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	USD	125	71,250
5.50%, 05/01/22 (Call 12/01/17)	USD	125	77,500
9.00%, 05/15/21 (Call 12/15/18)[a,d]	USD	100	97,425
Diamond BC BV
5.63%, 08/15/25 (Call 08/15/20)[c]	EUR	100	120,572
Diamond Offshore Drilling Inc.
7.88%, 08/15/25 (Call 05/15/25)[d]	USD	80	85,109
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/19)[a]	USD	100	108,153
10.75%, 09/01/24 (Call 09/01/19)[a,d]	USD	100	107,175

Security	Principal (000s)		Value
Diamondback Energy Inc.
4.75%, 11/01/24 (Call 11/01/19)[d]	USD	150	$153,000
5.38%, 05/31/25 (Call 05/31/20)	USD	60	62,256
DISH DBS Corp.
5.00%, 03/15/23[d]	USD	250	242,214
5.13%, 05/01/20	USD	175	179,276
5.88%, 07/15/22[d]	USD	400	403,197
5.88%, 11/15/24[d]	USD	350	350,437
6.75%, 06/01/21	USD	300	315,000
7.75%, 07/01/26	USD	350	383,250
7.88%, 09/01/19	USD	250	270,125
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a]	USD	150	142,717
Dollar Tree Inc.
5.25%, 03/01/20 (Call 12/01/17)	USD	150	153,212
5.75%, 03/01/23 (Call 03/01/18)	USD	400	420,103
DPL Inc.
7.25%, 10/15/21 (Call 07/15/21)[d]	USD	50	55,200
Dynegy Inc.
5.88%, 06/01/23 (Call 06/01/18)	USD	100	103,185
7.38%, 11/01/22 (Call 11/01/18)	USD	275	295,281
7.63%, 11/01/24 (Call 11/01/19)[d]	USD	225	245,812
8.00%, 01/15/25 (Call 01/15/20)[a,d]	USD	150	164,437
8.13%, 01/30/26 (Call 07/30/20)[a]	USD	150	166,406
Edgewell Personal Care Co.
4.70%, 05/19/21	USD	150	158,106
4.70%, 05/24/22[d]	USD	50	53,088
Eldorado Resorts Inc.
6.00%, 04/01/25 (Call 04/01/20)	USD	110	116,325
EMC Corp.
2.65%, 06/01/20	USD	375	370,303
3.38%, 06/01/23 (Call 03/01/23)	USD	200	192,683
Endo Dac/Endo Finance LLC/Endo Finco Inc.
6.00%, 07/15/23 (Call 07/15/18)[a]	USD	200	162,000
6.00%, 02/01/25 (Call 02/01/20)[a]	USD	200	158,036
Endo Finance LLC
5.75%, 01/15/22 (Call 12/01/17)[a]	USD	125	109,427
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 12/01/17)[a,d]	USD	200	160,898
Energy Transfer Equity LP
4.25%, 03/15/23 (Call 12/15/22)	USD	175	178,064
5.50%, 06/01/27 (Call 03/01/27)	USD	175	185,105

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
5.88%, 01/15/24 (Call 10/15/23)	USD	200	$217,375
7.50%, 10/15/20	USD	200	225,000
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)[d]	USD	100	81,916
5.20%, 03/15/25 (Call 12/15/24)	USD	75	62,941
Envision Healthcare Corp.
5.13%, 07/01/22 (Call 12/01/17)[a]	USD	50	50,734
5.63%, 07/15/22 (Call 12/01/17)	USD	225	229,641
6.25%, 12/01/24 (Call 12/01/19)[a,d]	USD	135	140,888
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 06/15/18)	USD	75	44,344
8.00%, 11/29/24 (Call 11/30/19)[a,d]	USD	75	76,144
8.00%, 02/15/25 (Call 02/15/20)[a,d]	USD	180	133,200
9.38%, 05/01/20 (Call 12/01/17)	USD	250	210,547
Equinix Inc.
2.88%, 10/01/25 (Call 10/01/20)	EUR	150	179,159
5.38%, 01/01/22 (Call 01/01/18)	USD	180	188,294
5.38%, 04/01/23 (Call 04/01/18)	USD	180	186,244
5.38%, 05/15/27 (Call 05/15/22)	USD	230	246,962
5.75%, 01/01/25 (Call 01/01/20)	USD	150	160,672
5.88%, 01/15/26 (Call 01/15/21)	USD	175	189,656
ESH Hospitality Inc.
5.25%, 05/01/25 (Call 05/01/20)[a]	USD	255	263,606
Exela Intermediate LLC/Exela Finance Inc.
10.00%, 07/15/23 (Call 07/15/20)[a]	USD	200	191,571
Federal-Mogul Holdings LLC
4.88%, 04/15/22 (Call 04/15/19)[c]	EUR	175	208,057
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 12/01/17)[d]	USD	100	95,000
6.75%, 01/15/22 (Call 12/01/17)[d]	USD	100	94,750
6.75%, 06/15/23 (Call 06/15/19)[d]	USD	75	69,938
Fifth Third Bancorp.
VRN, (3 mo. LIBOR US + 3.033%)
5.10%, (Call 06/30/23)[b,h]	USD	100	102,375
First Data Corp.
5.00%, 01/15/24 (Call 01/15/19)[a]	USD	290	301,600
5.38%, 08/15/23 (Call 08/15/18)[a]	USD	200	208,297
5.75%, 01/15/24 (Call 01/15/19)[a]	USD	385	402,238
7.00%, 12/01/23 (Call 12/01/18)[a]	USD	575	615,288

Security	Principal (000s)		Value
First Quality Finance Co. Inc.
4.63%, 05/15/21 (Call 12/01/17)[a]	USD	150	$151,333
5.00%, 07/01/25 (Call 07/01/20)[a]	USD	45	46,197
Freeport-McMoRan Inc.
3.10%, 03/15/20	USD	181	181,679
3.55%, 03/01/22 (Call 12/01/21)	USD	325	320,951
3.88%, 03/15/23 (Call 12/15/22)[d]	USD	350	345,187
4.00%, 11/14/21	USD	100	100,658
4.55%, 11/14/24 (Call 08/14/24)[d]	USD	125	124,751
6.50%, 11/15/20 (Call 12/01/17)	USD	150	152,893
6.88%, 02/15/23 (Call 02/15/20)	USD	150	163,604
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)[d]	USD	125	102,417
6.88%, 01/15/25 (Call 10/15/24)[d]	USD	150	111,111
7.13%, 03/15/19	USD	50	50,112
7.13%, 01/15/23	USD	150	114,865
7.63%, 04/15/24	USD	100	76,313
8.50%, 04/15/20	USD	150	147,938
8.75%, 04/15/22	USD	75	61,875
9.25%, 07/01/21	USD	150	133,576
10.50%, 09/15/22 (Call 06/15/22)	USD	375	327,802
11.00%, 09/15/25 (Call 06/15/25)	USD	625	528,906
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 11/16/17)[a,d]	USD	175	180,031
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 05/15/18)	USD	50	50,215
6.50%, 10/01/25 (Call 10/01/20)	USD	110	111,368
6.75%, 08/01/22 (Call 08/01/18)	USD	150	155,250
Genworth Holdings Inc.
4.80%, 02/15/24	USD	50	42,563
4.90%, 08/15/23	USD	75	63,797
7.20%, 02/15/21	USD	49	46,713
7.63%, 09/24/21	USD	150	144,521
7.70%, 06/15/20[d]	USD	50	49,105
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)	USD	100	101,025
4.38%, 04/15/21	USD	50	52,241
4.88%, 11/01/20 (Call 08/01/20)	USD	175	184,438
5.38%, 11/01/23 (Call 08/01/23)	USD	100	108,750
5.38%, 04/15/26	USD	175	189,219

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Golden Nugget Inc.
6.75%, 10/15/24 (Call 10/15/19)[a]	USD	250	$253,945
8.75%, 10/01/25 (Call 10/01/20)[a]	USD	150	154,142
Goodyear Dunlop Tires Europe BV
3.75%, 12/15/23 (Call 12/15/18)[c]	EUR	100	122,066
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)[d]	USD	125	127,031
5.00%, 05/31/26 (Call 05/31/21)[d]	USD	150	153,562
5.13%, 11/15/23 (Call 11/15/18)	USD	175	180,250
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/19)[a,d]	USD	100	99,720
5.88%, 07/15/26 (Call 07/15/21)[a,d]	USD	105	107,408
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/19)	USD	75	75,422
6.38%, 05/15/25 (Call 05/15/20)[d]	USD	135	136,493
6.38%, 01/15/26 (Call 01/15/21)[a]	USD	70	70,613
Hanesbrands Finance Luxembourg SCA
3.50%, 06/15/24 (Call 03/15/24)[c]	EUR	100	125,911
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)[a,d]	USD	175	179,758
4.88%, 05/15/26 (Call 02/15/26)[a]	USD	125	128,594
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (Call 02/15/19)[a]	USD	140	147,175
9.25%, 03/01/21 (Call 12/01/17)[a]	USD	125	127,502
HCA Healthcare Inc.
6.25%, 02/15/21	USD	175	188,096
HCA Inc.
3.75%, 03/15/19	USD	250	253,878
4.25%, 10/15/19	USD	150	154,372
4.50%, 02/15/27 (Call 08/15/26)	USD	180	181,394
4.75%, 05/01/23	USD	175	183,190
5.00%, 03/15/24	USD	300	315,924
5.25%, 04/15/25	USD	300	319,875
5.25%, 06/15/26 (Call 12/15/25)	USD	290	307,562
5.38%, 02/01/25	USD	475	488,841
5.88%, 03/15/22	USD	200	218,432
5.88%, 05/01/23[d]	USD	200	213,668
5.88%, 02/15/26 (Call 08/15/25)[d]	USD	325	341,565
6.50%, 02/15/20	USD	500	538,651
7.50%, 02/15/22[d]	USD	325	368,875
HD Supply Inc.
5.75%, 04/15/24 (Call 04/15/19)[a]	USD	200	215,750

Security	Principal (000s)		Value
HealthSouth Corp.
5.75%, 11/01/24 (Call 12/01/17)	USD	175	$179,000
Herc Rentals Inc.
7.50%, 06/01/22 (Call 06/01/19)[a]	USD	80	86,584
7.75%, 06/01/24 (Call 06/01/19)[a,d]	USD	80	87,610
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/19)[a,d]	USD	125	112,715
5.88%, 10/15/20 (Call 12/01/17)[d]	USD	125	124,103
6.25%, 10/15/22 (Call 12/01/17)[d]	USD	100	95,750
6.75%, 04/15/19 (Call 12/01/17)	USD	104	104,325
7.38%, 01/15/21 (Call 12/01/17)[d]	USD	100	100,583
7.63%, 06/01/22 (Call 06/01/19)[a,d]	USD	200	208,540
Hertz Holdings Netherlands BV
4.38%, 01/15/19[c]	EUR	100	118,105
Hexion Inc.
6.63%, 04/15/20 (Call 12/01/17)	USD	275	244,750
10.38%, 02/01/22 (Call 02/01/19)[a,d]	USD	105	98,555
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 12/01/17)	USD	100	71,067
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)[a]	USD	100	99,215
5.75%, 10/01/25 (Call 04/01/20)[a]	USD	100	102,071
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 09/01/19)	USD	175	178,597
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)	USD	170	175,171
4.88%, 04/01/27 (Call 04/01/22)	USD	75	78,863
Hologic Inc.
5.25%, 07/15/22 (Call 07/15/18)[a]	USD	200	208,876
Howard Hughes Corp. (The)
5.38%, 03/15/25 (Call 03/15/20)[a]	USD	175	179,812
HRG Group Inc.
7.75%, 01/15/22 (Call 12/01/17)	USD	175	182,962
7.88%, 07/15/19 (Call 12/01/17)	USD	50	50,552
HUB International Ltd.
7.88%, 10/01/21 (Call 12/01/17)[a]	USD	200	208,000
Hughes Satellite Systems Corp.
5.25%, 08/01/26	USD	135	137,880
6.50%, 06/15/19	USD	140	148,066
6.63%, 08/01/26	USD	140	148,050
7.63%, 06/15/21	USD	175	196,437

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)	USD	125	$131,042
5.13%, 04/15/21 (Call 01/15/21)	EUR	100	131,014
5.13%, 11/15/22 (Call 08/15/22)	USD	100	107,148
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.88%, 03/15/19 (Call 12/01/17)	USD	250	251,037
5.88%, 02/01/22 (Call 12/01/17)	USD	250	257,778
6.00%, 08/01/20 (Call 12/01/17)	USD	325	334,898
6.25%, 02/01/22 (Call 02/01/19)	USD	125	130,729
6.75%, 02/01/24 (Call 02/01/20)	USD	100	106,036
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 12/01/17)	USD	225	165,937
9.00%, 03/01/21 (Call 12/01/17)	USD	250	180,113
9.00%, 09/15/22 (Call 12/01/17)	USD	150	107,990
10.63%, 03/15/23 (Call 03/15/18)	USD	125	89,720
11.25%, 03/01/21 (Call 12/01/17)[a]	USD	75	53,063
11.25%, 03/01/21 (Call 12/01/17)	USD	100	72,000
Infor U.S. Inc.
5.75%, 08/15/20 (Call 11/16/17)[a]	USD	100	102,827
5.75%, 05/15/22 (Call 05/15/18)	EUR	100	121,263
6.50%, 05/15/22 (Call 05/15/18)	USD	300	312,478
Ingram Micro Inc.
5.45%, 12/15/24 (Call 09/15/24)[d]	USD	100	102,275
International Game Technology PLC
4.75%, 03/05/20[c]	EUR	100	127,745
4.75%, 02/15/23 (Call 08/15/22)[c]	EUR	100	131,191
6.25%, 02/15/22 (Call 08/15/21)[a]	USD	250	274,665
6.50%, 02/15/25 (Call 08/15/24)[a]	USD	200	225,000
IPALCO Enterprises Inc.
3.45%, 07/15/20 (Call 06/15/20)	USD	100	101,406
3.70%, 09/01/24 (Call 07/01/24)[a]	USD	80	80,058
Iron Mountain Inc.
3.00%, 01/15/25 (Call 06/15/20)[c]	EUR	100	118,339
4.88%, 09/15/27 (Call 09/15/22)[a]	USD	125	126,641
5.75%, 08/15/24 (Call 12/01/17)[d]	USD	200	205,750
6.00%, 08/15/23 (Call 08/15/18)	USD	150	157,637
iStar Inc.
4.63%, 09/15/20 (Call 06/15/20)	USD	75	76,517
5.00%, 07/01/19 (Call 12/01/17)	USD	100	101,010
5.25%, 09/15/22 (Call 09/15/19)	USD	75	76,875
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
6.75%, 11/15/21 (Call 11/15/18)[a,d]	USD	150	158,881

Security	Principal (000s)		Value
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 08/01/23 (Call 08/01/18)[a]	USD	200	$209,167
JC Penney Corp. Inc.
5.65%, 06/01/20[d]	USD	75	65,625
5.88%, 07/01/23 (Call 07/01/19)[a,d]	USD	50	47,433
8.13%, 10/01/19	USD	25	24,938
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 12/01/17)[a]	USD	200	202,656
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (Call 07/15/19)[a]	USD	75	82,031
10.50%, 07/15/24 (Call 07/15/20)[a,d]	USD	105	117,075
KB Home
4.75%, 05/15/19 (Call 02/15/19)	USD	75	76,781
7.00%, 12/15/21 (Call 09/15/21)[d]	USD	50	56,355
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%, 06/01/27 (Call 06/01/22)[a]	USD	125	128,281
5.00%, 06/01/24 (Call 06/01/19)[a]	USD	200	211,000
5.25%, 06/01/26 (Call 06/01/21)[a]	USD	200	212,000
Kindred Healthcare Inc.
6.38%, 04/15/22 (Call 12/01/17)	USD	100	92,259
8.00%, 01/15/20	USD	125	126,146
8.75%, 01/15/23 (Call 01/15/18)[d]	USD	100	97,469
Kinetic Concepts Inc./KCI USA Inc.
7.88%, 02/15/21 (Call 02/15/18)[a]	USD	150	157,125
12.50%, 11/01/21 (Call 05/01/19)[a]	USD	75	83,408
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[a]	USD	225	235,209
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (Call 08/15/18)[a]	USD	165	157,958
L Brands Inc.
5.63%, 02/15/22[d]	USD	175	187,381
5.63%, 10/15/23[d]	USD	100	106,713
6.63%, 04/01/21	USD	175	192,719
7.00%, 05/01/20	USD	25	27,594
8.50%, 06/15/19	USD	50	54,609
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 10/01/25 (Call 10/01/20)[a]	USD	85	84,637

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)	USD	150	$155,062
5.38%, 01/15/24 (Call 01/15/19)	USD	50	52,500
5.75%, 02/01/26 (Call 02/01/21)	USD	75	80,755
5.88%, 02/01/22 (Call 12/01/17)	USD	75	76,969
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)[a]	USD	150	156,750
4.88%, 11/01/26 (Call 11/01/21)[a]	USD	150	157,500
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 12/01/17)	USD	125	127,500
7.38%, 05/01/22 (Call 11/29/17)	USD	100	104,125
Leidos Holdings Inc.
4.45%, 12/01/20 (Call 09/01/20)	USD	50	52,392
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)	USD	155	160,425
4.50%, 06/15/19 (Call 04/16/19)	USD	25	25,725
4.50%, 11/15/19 (Call 08/15/19)	USD	150	155,062
4.50%, 04/30/24 (Call 01/31/24)[d]	USD	125	128,712
4.75%, 04/01/21 (Call 02/01/21)[d]	USD	140	146,810
4.75%, 11/15/22 (Call 08/15/22)	USD	100	105,500
4.75%, 05/30/25 (Call 02/28/25)	USD	50	52,125
4.88%, 12/15/23 (Call 09/15/23)	USD	80	84,429
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	USD	125	134,890
Level 3 Communications Inc.
5.75%, 12/01/22 (Call 12/01/17)	USD	150	154,380
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 05/01/18)	USD	125	127,859
5.25%, 03/15/26 (Call 03/15/21)	USD	130	134,086
5.38%, 08/15/22 (Call 12/01/17)	USD	175	180,299
5.38%, 01/15/24 (Call 01/15/19)	USD	175	181,125
5.38%, 05/01/25 (Call 05/01/20)[d]	USD	150	156,147
5.63%, 02/01/23 (Call 02/01/18)	USD	150	154,697
6.13%, 01/15/21 (Call 12/01/17)	USD	50	51,006
Levi Strauss & Co.
3.38%, 03/15/27 (Call 03/15/22)	EUR	100	122,509
LifePoint Health Inc.
5.38%, 05/01/24 (Call 05/01/19)	USD	75	75,375
5.50%, 12/01/21 (Call 12/01/17)	USD	225	229,781
5.88%, 12/01/23 (Call 12/01/18)[d]	USD	65	66,801
LIN Television Corp.
5.88%, 11/15/22 (Call 11/15/17)	USD	75	78,085
LKQ Italia Bondco SpA
3.88%, 04/01/24 (Call 01/01/24)[c]	EUR	100	128,795

Security	Principal (000s)		Value
Mallinckrodt International Finance SA
4.75%, 04/15/23[d]	USD	100	$84,500
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 12/01/17)[a]	USD	150	149,457
5.50%, 04/15/25 (Call 04/15/20)[a,d]	USD	100	89,520
5.63%, 10/15/23 (Call 10/15/18)[a,d]	USD	150	139,962
5.75%, 08/01/22 (Call 12/01/17)[a,d]	USD	150	146,227
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)[d]	USD	75	75,307
5.63%, 05/01/24 (Call 02/01/24)[d]	USD	200	215,820
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	USD	100	100,000
5.25%, 03/31/20	USD	100	105,185
6.00%, 03/15/23	USD	225	246,402
6.63%, 12/15/21	USD	225	251,437
6.75%, 10/01/20	USD	200	220,040
7.75%, 03/15/22	USD	175	203,119
8.63%, 02/01/19	USD	150	160,891
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[a]	USD	200	209,320
5.25%, 01/15/24 (Call 05/01/18)[a]	USD	100	105,125
5.50%, 02/01/25 (Call 08/01/19)	USD	90	95,695
Molina Healthcare Inc.
5.38%, 11/15/22 (Call 08/15/22)	USD	100	103,975
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (Call 06/01/19)[a]	USD	250	268,864
MPT Operating Partnership LP/MPT Finance Corp.
4.00%, 08/19/22 (Call 05/19/22)	EUR	200	258,847
5.00%, 10/15/27 (Call 10/15/22)	USD	175	179,500
5.25%, 08/01/26 (Call 08/01/21)	USD	100	104,118
6.38%, 03/01/24 (Call 03/01/19)	USD	100	108,205
MSCI Inc.
4.75%, 08/01/26 (Call 08/01/21)[a]	USD	100	104,750
5.25%, 11/15/24 (Call 11/15/19)[a]	USD	125	132,471
5.75%, 08/15/25 (Call 08/15/20)[a]	USD	175	189,219
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	USD	75	74,591
4.70%, 12/01/22 (Call 09/01/22)[d]	USD	100	100,240

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
5.75%, 08/15/25 (Call 08/15/20)[d]	USD	120	$124,064
6.88%, 08/15/24 (Call 08/15/19)	USD	100	107,418
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[a,d]	USD	150	82,500
Nabors Industries Inc.
4.63%, 09/15/21	USD	100	96,663
5.00%, 09/15/20	USD	150	151,500
5.50%, 01/15/23 (Call 11/15/22)[d]	USD	100	96,250
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 12/01/17)	USD	50	50,099
6.50%, 07/01/21 (Call 12/01/17)	USD	75	76,149
7.88%, 10/01/20 (Call 12/01/17)	USD	50	51,042
Navient Corp.
4.88%, 06/17/19	USD	200	205,406
5.00%, 10/26/20	USD	150	154,500
5.50%, 01/15/19	USD	200	206,100
5.50%, 01/25/23	USD	175	176,986
5.88%, 03/25/21	USD	50	52,563
5.88%, 10/25/24[d]	USD	100	101,750
6.13%, 03/25/24[d]	USD	175	179,944
6.50%, 06/15/22	USD	100	106,500
6.63%, 07/26/21	USD	150	160,687
6.75%, 06/25/25[d]	USD	100	104,500
7.25%, 01/25/22	USD	125	136,250
7.25%, 09/25/23	USD	50	54,243
8.00%, 03/25/20	USD	275	303,531
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 12/04/17)[a]	USD	100	81,875
Navistar International Corp.
8.25%, 11/01/21 (Call 12/01/17)	USD	200	200,780
NCR Corp.
4.63%, 02/15/21 (Call 12/01/17)	USD	150	152,207
5.00%, 07/15/22 (Call 12/01/17)[d]	USD	100	102,112
5.88%, 12/15/21 (Call 12/15/17)	USD	75	77,531
6.38%, 12/15/23 (Call 12/15/18)[d]	USD	100	106,143
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 12/01/17)[a]	USD	125	73,750
Netflix Inc.
3.63%, 05/15/27[c]	EUR	200	238,983
4.38%, 11/15/26[a,d]	USD	240	235,036

Security	Principal (000s)		Value
4.88%, 04/15/28[a]	USD	270	$268,366
5.38%, 02/01/21	USD	100	106,688
5.50%, 02/15/22	USD	125	134,033
5.75%, 03/01/24	USD	50	53,546
5.88%, 02/15/25	USD	125	134,794
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)	USD	125	132,813
5.63%, 07/01/24[d]	USD	175	188,820
5.75%, 01/30/22	USD	150	161,180
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 08/01/19)[a,d]	USD	125	128,125
NextEra Energy Operating Partners LP
4.25%, 09/15/24 (Call 07/15/24)[a,d]	USD	75	75,750
4.50%, 09/15/27 (Call 06/15/27)[a]	USD	75	75,361
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 03/01/20)[d]	USD	100	94,603
7.50%, 11/01/23 (Call 11/01/19)	USD	100	99,750
NGPL PipeCo LLC
4.38%, 08/15/22 (Call 05/15/22)[a]	USD	90	92,250
4.88%, 08/15/27 (Call 02/15/27)[a]	USD	130	135,040
Nielsen Co. Luxembourg Sarl (The)
5.00%, 02/01/25 (Call 02/01/20)[a,d]	USD	75	77,719
5.50%, 10/01/21 (Call 12/01/17)[a,d]	USD	150	154,500
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 12/01/17)	USD	75	76,125
5.00%, 04/15/22 (Call 12/01/17)[a]	USD	350	360,069
Noble Holding International Ltd.
7.70%, 04/01/25 (Call 01/01/25)	USD	100	87,250
Novelis Corp.
5.88%, 09/30/26 (Call 09/30/21)[a]	USD	300	309,186
6.25%, 08/15/24 (Call 08/15/19)[a]	USD	200	210,784
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	USD	175	184,187
6.25%, 05/01/24 (Call 05/01/19)	USD	125	132,352
6.63%, 03/15/23 (Call 12/01/17)	USD	175	181,125
6.63%, 01/15/27 (Call 07/15/21)	USD	225	239,660
7.25%, 05/15/26 (Call 05/15/21)[d]	USD	160	173,549
Nuance Communications Inc.
5.38%, 08/15/20 (Call 12/01/17)[a]	USD	43	43,742
5.63%, 12/15/26 (Call 12/15/21)[a]	USD	100	106,250

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
NuStar Logistics LP
4.80%, 09/01/20	USD	50	$51,985
5.63%, 04/28/27 (Call 01/28/27)[d]	USD	100	105,094
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 12/01/17)[d]	USD	200	205,250
OI European Group BV
3.13%, 11/15/24 (Call 08/15/24)[c]	EUR	200	243,701
6.75%, 09/15/20[c]	EUR	100	137,597
Olin Corp.
5.13%, 09/15/27 (Call 03/15/22)	USD	100	105,125
OneMain Financial Holdings LLC
6.75%, 12/15/19 (Call 12/01/17)[a]	USD	75	77,750
7.25%, 12/15/21 (Call 12/15/17)[a]	USD	125	129,949
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
6.63%, 05/15/22 (Call 12/01/17)[a]	USD	250	251,250
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 12/01/17)	USD	100	103,500
5.63%, 02/15/24 (Call 02/15/19)	USD	100	105,750
5.88%, 03/15/25 (Call 09/15/19)	USD	100	105,951
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[a]	USD	150	158,625
5.88%, 08/15/23[a]	USD	100	109,962
Pacific Drilling SA
5.38%, 06/01/20 (Call 12/01/17)[a,d]	USD	100	34,560
Parsley Energy LLC/Parsley Finance Corp.
5.25%, 08/15/25 (Call 08/15/20)[a]	USD	75	75,673
5.38%, 01/15/25 (Call 01/15/20)[a]	USD	85	86,275
5.63%, 10/15/27 (Call 10/15/22)[a]	USD	125	129,063
6.25%, 06/01/24 (Call 06/01/19)[a]	USD	100	105,903
PBF Holding Co. LLC/PBF Finance Corp.
7.00%, 11/15/23 (Call 11/15/18)[d]	USD	115	119,313
7.25%, 06/15/25 (Call 06/15/20)[a]	USD	125	129,219
Peabody Energy Corp.
6.00%, 03/31/22 (Call 03/31/19)[a]	USD	100	102,977
6.38%, 03/31/25 (Call 03/31/20)[a]	USD	75	77,181
Penske Automotive Group Inc.
5.50%, 05/15/26 (Call 05/15/21)	USD	110	113,300
5.75%, 10/01/22 (Call 12/01/17)	USD	100	103,095

Security	Principal (000s)		Value
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)[a,d]	USD	260	$226,637
7.13%, 03/15/23 (Call 03/15/18)[a,d]	USD	325	249,437
8.88%, 06/01/25 (Call 06/01/20)[a]	USD	100	78,725
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)[a]	USD	30	31,676
5.88%, 09/30/27 (Call 09/30/22)[a]	USD	135	140,252
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[a,d]	USD	200	207,250
10.38%, 05/01/21 (Call 05/01/18)[a]	USD	50	54,215
Post Holdings Inc.
5.00%, 08/15/26 (Call 08/15/21)[a]	USD	300	301,578
5.50%, 03/01/25 (Call 03/01/20)[a,d]	USD	185	191,966
5.75%, 03/01/27 (Call 03/01/22)[a]	USD	275	286,275
6.00%, 12/15/22 (Call 06/15/18)[a]	USD	100	104,785
Postmedia Network Inc.
8.25%, 07/15/21 (Call 11/30/17)[a]	CAD	1	426
Pride International LLC
6.88%, 08/15/20	USD	150	154,740
Prime Security Services Borrower LLC/Prime Finance Inc.
9.25%, 05/15/23 (Call 05/15/19)[a]	USD	590	655,431
PSPC Escrow Corp.
6.00%, 02/01/23 (Call 02/01/18)[c,g]	EUR	100	122,438
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	USD	100	104,000
5.00%, 01/15/27 (Call 10/15/26)	USD	125	131,146
5.50%, 03/01/26 (Call 12/01/25)	USD	105	115,106
PVH Corp.
3.63%, 07/15/24 (Call 04/15/24)[c]	EUR	100	128,648
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)[d]	USD	100	98,463
5.38%, 10/01/22 (Call 07/01/22)	USD	100	99,313
6.88%, 03/01/21[d]	USD	125	132,803
Qorvo Inc.
6.75%, 12/01/23 (Call 12/01/18)	USD	75	81,246
7.00%, 12/01/25 (Call 12/01/20)	USD	100	114,155
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[a]	USD	235	248,542
Quintiles IMS Inc.
3.25%, 03/15/25 (Call 03/15/20)[c]	EUR	200	241,199
3.50%, 10/15/24 (Call 10/15/19)[c]	EUR	200	244,933
4.88%, 05/15/23 (Call 05/15/18)[a]	USD	150	156,562
5.00%, 10/15/26 (Call 10/15/21)[a]	USD	200	212,500

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
QVC Inc.
3.13%, 04/01/19	USD	75	$75,847
4.38%, 03/15/23	USD	150	155,724
4.45%, 02/15/25 (Call 11/15/24)[d]	USD	50	51,165
4.85%, 04/01/24	USD	125	131,545
5.13%, 07/02/22[d]	USD	100	107,315
Rackspace Hosting Inc.
8.63%, 11/15/24 (Call 11/15/19)[a,d]	USD	225	236,954
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	USD	75	76,875
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)	USD	100	96,500
5.00%, 08/15/22 (Call 05/15/22)[d]	USD	100	98,875
5.00%, 03/15/23 (Call 12/15/22)[d]	USD	150	148,309
5.75%, 06/01/21 (Call 03/01/21)	USD	150	154,708
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[a]	USD	75	77,031
4.88%, 06/01/23 (Call 03/01/23)[a]	USD	100	102,970
5.25%, 12/01/21 (Call 12/01/17)[a]	USD	75	77,946
Regal Entertainment Group
5.75%, 03/15/22 (Call 12/01/17)	USD	125	129,531
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 12/01/17)	USD	400	407,000
6.88%, 02/15/21 (Call 12/01/17)	USD	65	66,348
Rice Energy Inc.
6.25%, 05/01/22 (Call 11/11/17)	USD	100	104,640
Rite Aid Corp.
6.13%, 04/01/23 (Call 04/01/18)[a,d]	USD	300	279,013
6.75%, 06/15/21 (Call 12/01/17)	USD	75	74,303
9.25%, 03/15/20 (Call 12/01/17)[d]	USD	50	50,847
Rockies Express Pipeline LLC
5.63%, 04/15/20[a]	USD	125	132,500
6.00%, 01/15/19[a]	USD	150	154,962
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)	USD	125	117,734
7.38%, 06/15/25 (Call 03/15/25)[d]	USD	100	100,998
RR Donnelley & Sons Co.
7.88%, 03/15/21	USD	100	105,500
RSP Permian Inc.
5.25%, 01/15/25 (Call 01/15/20)[a]	USD	50	50,879
6.63%, 10/01/22 (Call 12/01/17)	USD	150	157,631

Security	Principal (000s)		Value
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 11/15/18)[a,d]	USD	100	$104,419
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)[d]	USD	175	146,490
7.75%, 06/15/21 (Call 12/01/17)[d]	USD	125	116,156
SBA Communications Corp.
4.00%, 10/01/22 (Call 10/01/19)[a]	USD	125	126,719
4.88%, 07/15/22 (Call 12/01/17)	USD	75	77,458
4.88%, 09/01/24 (Call 09/01/19)	USD	195	200,850
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[a,d]	USD	400	422,500
10.00%, 12/01/22 (Call 12/01/18)	USD	425	468,847
Sealed Air Corp.
4.50%, 09/15/23 (Call 06/15/23)[c]	EUR	100	133,367
4.88%, 12/01/22 (Call 09/01/22)[a]	USD	100	106,135
5.13%, 12/01/24 (Call 09/01/24)[a]	USD	75	80,530
5.25%, 04/01/23 (Call 01/01/23)[a]	USD	50	53,716
5.50%, 09/15/25 (Call 06/15/25)[a]	USD	75	82,473
6.50%, 12/01/20 (Call 09/01/20)[a]	USD	50	55,292
SemGroup Corp./Rose Rock Finance Corp.
5.63%, 07/15/22 (Call 11/16/17)	USD	50	49,205
Service Corp. International/U.S.
5.38%, 01/15/22 (Call 12/01/17)	USD	50	51,375
5.38%, 05/15/24 (Call 05/15/19)	USD	150	158,417
ServiceMaster Co. LLC (The)
5.13%, 11/15/24 (Call 11/15/19)[a]	USD	175	180,250
SESI LLC
7.13%, 12/15/21 (Call 12/01/17)[d]	USD	125	127,712
7.75%, 09/15/24 (Call 09/15/20)[a]	USD	50	51,688
Silgan Holdings Inc.
3.25%, 03/15/25 (Call 03/15/20)[c]	EUR	100	120,924
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)[a,d]	USD	100	94,900
5.38%, 04/01/21 (Call 11/16/17)	USD	50	51,250
5.63%, 08/01/24 (Call 08/01/19)[a,d]	USD	100	101,500
6.13%, 10/01/22 (Call 11/16/17)[d]	USD	150	154,612
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)[a]	USD	120	122,250
4.63%, 05/15/23 (Call 05/15/18)[a]	USD	150	153,825
5.00%, 08/01/27 (Call 08/01/22)[a]	USD	285	288,206
5.38%, 04/15/25 (Call 04/15/20)[a]	USD	200	210,750
5.38%, 07/15/26 (Call 07/15/21)[a]	USD	175	183,868
6.00%, 07/15/24 (Call 07/15/19)[a]	USD	225	240,471

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 07/31/19)[a]	USD	185	$190,319
5.50%, 04/15/27 (Call 04/15/22)[a,d]	USD	90	93,851
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/18)[d]	USD	100	95,360
5.63%, 06/01/25 (Call 06/01/20)[d]	USD	100	97,250
6.13%, 11/15/22 (Call 11/15/18)[d]	USD	100	101,125
6.75%, 09/15/26 (Call 09/15/21)[d]	USD	75	76,969
Solera LLC/Solera Finance Inc.
10.50%, 03/01/24 (Call 03/01/19)[a]	USD	330	375,413
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)[d]	USD	200	196,099
6.70%, 01/23/25 (Call 10/23/24)	USD	175	178,654
7.50%, 04/01/26 (Call 04/01/21)[d]	USD	100	103,709
7.75%, 10/01/27 (Call 10/01/22)	USD	75	77,792
Spectrum Brands Inc.
4.00%, 10/01/26 (Call 10/01/21)[c]	EUR	100	123,454
5.75%, 07/15/25 (Call 07/15/20)	USD	225	239,051
6.63%, 11/15/22 (Call 12/01/17)	USD	50	51,977
Springleaf Finance Corp.
5.25%, 12/15/19	USD	125	129,004
6.13%, 05/15/22	USD	200	211,750
7.75%, 10/01/21[d]	USD	125	140,625
8.25%, 12/15/20	USD	175	197,312
Sprint Communications Inc.
6.00%, 11/15/22	USD	375	393,750
7.00%, 03/01/20[a]	USD	200	217,000
7.00%, 08/15/20	USD	300	323,289
9.00%, 11/15/18[a]	USD	275	291,500
11.50%, 11/15/21	USD	200	249,056
Sprint Corp.
7.13%, 06/15/24	USD	450	486,562
7.25%, 09/15/21	USD	400	435,302
7.63%, 02/15/25 (Call 11/15/24)[d]	USD	250	275,402
7.88%, 09/15/23	USD	775	866,062
Standard Industries Inc./NJ
5.00%, 02/15/27 (Call 02/15/22)[a]	USD	100	104,118
5.13%, 02/15/21 (Call 02/15/18)[a]	USD	100	103,125
5.38%, 11/15/24 (Call 11/15/19)[a]	USD	200	210,846
5.50%, 02/15/23 (Call 02/15/19)[a]	USD	100	105,538
6.00%, 10/15/25 (Call 10/15/20)[a,d]	USD	200	216,436
Staples Inc.
8.50%, 09/15/25 (Call 09/15/20)[a,d]	USD	180	158,044

Security	Principal (000s)		Value
Steel Dynamics Inc.
5.00%, 12/15/26 (Call 12/15/21)[d]	USD	125	$132,478
5.13%, 10/01/21 (Call 12/01/17)	USD	50	51,375
5.25%, 04/15/23 (Call 04/15/18)	USD	50	51,793
5.50%, 10/01/24 (Call 10/01/19)[d]	USD	100	106,727
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)	USD	100	99,844
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 11/09/17)	USD	50	51,375
6.25%, 04/15/21 (Call 04/15/18)	USD	175	183,356
6.38%, 04/01/23 (Call 04/01/18)	USD	150	159,375
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)	USD	50	51,395
4.20%, 09/15/20[d]	USD	100	103,729
5.00%, 04/15/25 (Call 04/15/20)[a]	USD	225	235,125
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)[d]	USD	100	103,390
5.13%, 04/15/25 (Call 04/15/20)	USD	100	104,625
5.38%, 04/15/27 (Call 04/15/22)[d]	USD	75	80,841
6.00%, 03/01/23 (Call 09/01/18)	USD	225	236,854
6.00%, 04/15/24 (Call 04/15/19)	USD	200	214,000
6.13%, 01/15/22 (Call 01/15/18)	USD	200	207,630
6.38%, 03/01/25 (Call 09/01/19)	USD	250	269,571
6.50%, 01/15/24 (Call 01/15/19)	USD	175	186,812
6.50%, 01/15/26 (Call 01/15/21)[d]	USD	350	387,159
6.63%, 04/01/23 (Call 04/01/18)	USD	350	366,625
6.84%, 04/28/23 (Call 04/28/18)	USD	100	105,409
TA MFG. Ltd.
3.63%, 04/15/23 (Call 04/15/18)[c]	EUR	100	120,160
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	USD	100	91,250
6.50%, 06/01/25 (Call 06/01/20)	USD	100	87,000
9.50%, 07/15/22 (Call 07/15/20)[a]	USD	100	103,272
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 09/15/24 (Call 09/15/19)[a,d]	USD	50	51,578
5.50%, 01/15/28 (Call 01/15/23)[a]	USD	95	97,375
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 12/01/17)	USD	100	101,012

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
4.25%, 11/15/23 (Call 05/15/18)	USD	100	$99,320
5.00%, 01/15/28 (Call 01/15/23)[a]	USD	50	50,250
5.13%, 02/01/25 (Call 02/01/20)	USD	95	97,758
5.25%, 05/01/23 (Call 12/01/17)	USD	125	128,594
5.38%, 02/01/27 (Call 02/01/22)[d]	USD	75	77,906
6.75%, 03/15/24 (Call 09/15/19)	USD	150	161,607
TEGNA Inc.
5.13%, 10/15/19 (Call 12/01/17)	USD	67	68,126
5.13%, 07/15/20 (Call 12/01/17)	USD	150	153,828
6.38%, 10/15/23 (Call 10/15/18)	USD	75	79,781
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)[d]	USD	125	128,750
5.63%, 10/15/23 (Call 10/15/18)	USD	50	52,749
Tenet Healthcare Corp.
4.38%, 10/01/21	USD	200	200,169
4.50%, 04/01/21	USD	175	177,187
4.63%, 07/15/24 (Call 07/15/20)[a]	USD	475	467,875
5.13%, 05/01/25 (Call 05/01/20)[a,d]	USD	195	189,311
5.50%, 03/01/19	USD	50	50,708
6.00%, 10/01/20	USD	300	315,724
6.75%, 06/15/23[d]	USD	275	258,156
7.00%, 08/01/25 (Call 08/01/20)[a,d]	USD	155	141,429
7.50%, 01/01/22 (Call 01/01/19)[a]	USD	125	131,875
8.13%, 04/01/22	USD	475	477,375
TerraForm Power Operating LLC
6.38%, 02/01/23 (Call 02/01/18)[a,f]	USD	175	183,969
Tesla Inc.
5.30%, 08/15/25 (Call 08/15/20)[a,d]	USD	300	289,500
Toll Brothers Finance Corp.
4.88%, 03/15/27 (Call 12/15/26)	USD	85	89,197
5.88%, 02/15/22 (Call 11/15/21)	USD	100	110,805
TransDigm Inc.
5.50%, 10/15/20 (Call 12/01/17)	USD	75	76,125
6.00%, 07/15/22 (Call 12/01/17)[d]	USD	200	207,891
6.38%, 06/15/26 (Call 06/15/21)[d]	USD	200	203,852
6.50%, 07/15/24 (Call 07/15/19)	USD	200	206,500
6.50%, 05/15/25 (Call 05/15/20)	USD	125	128,682
Transocean Inc.
5.80%, 10/15/22 (Call 07/15/22)[d]	USD	100	97,515
9.00%, 07/15/23 (Call 07/15/20)[a]	USD	200	217,500
Transocean Phoenix 2 Ltd.
7.75%, 10/15/24 (Call 10/15/20)[a]	USD	90	97,054
Transocean Proteus Ltd.
6.25%, 12/01/24 (Call 12/01/20)[a]	USD	95	99,599

Security	Principal (000s)		Value
TreeHouse Foods Inc.
4.88%, 03/15/22 (Call 12/01/17)	USD	50	$51,547
6.00%, 02/15/24 (Call 02/15/19)[a]	USD	100	106,958
TRI Pointe Group Inc./TRI Pointe Homes Inc.
4.38%, 06/15/19	USD	50	51,169
5.88%, 06/15/24	USD	100	108,250
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)[d]	USD	200	208,000
Triumph Group Inc.
7.75%, 08/15/25 (Call 08/15/20)[a,d]	USD	17	18,160
Tronox Finance PLC
5.75%, 10/01/25 (Call 10/01/20)[a,d]	USD	25	26,125
7.50%, 03/15/22 (Call 03/15/18)[a,d]	USD	150	157,875
U.S. Steel Corp.
6.88%, 08/15/25 (Call 08/15/20)	USD	150	152,638
7.38%, 04/01/20	USD	24	26,103
8.38%, 07/01/21 (Call 07/01/18)[a]	USD	175	191,567
Ultra Resources Inc.
6.88%, 04/15/22 (Call 04/15/19)[a]	USD	125	126,320
7.13%, 04/15/25 (Call 04/15/20)[a,d]	USD	115	114,738
United Continental Holdings Inc.
4.25%, 10/01/22	USD	50	50,188
United Rentals North America Inc.
4.63%, 07/15/23 (Call 07/15/18)	USD	125	130,341
4.63%, 10/15/25 (Call 10/15/20)[d]	USD	130	132,925
4.88%, 01/15/28 (Call 01/15/23)		294	294,735
5.50%, 07/15/25 (Call 07/15/20)[d]	USD	150	160,536
5.50%, 05/15/27 (Call 05/15/22)	USD	180	192,672
5.75%, 11/15/24 (Call 05/15/19)	USD	175	185,570
5.88%, 09/15/26 (Call 09/15/21)	USD	150	163,336
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
7.13%, 12/15/24 (Call 12/15/19)[a]	USD	125	114,375
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[a]	USD	75	75,000
8.25%, 10/15/23 (Call 04/15/19)	USD	200	192,500
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a]	USD	200	201,981
5.13%, 02/15/25 (Call 02/15/20)[a]	USD	275	273,109
6.75%, 09/15/22 (Call 12/01/17)[a,d]	USD	122	126,423
Valeant Pharmaceuticals International Inc.
4.50%, 05/15/23 (Call 05/15/18)[c]	EUR	225	221,362

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Principal (000s)		Value
5.38%, 03/15/20 (Call 12/01/17)[a]	USD	350	$344,312
5.50%, 03/01/23 (Call 03/01/18)[a]	USD	250	210,442
5.50%, 11/01/25 (Call 11/01/20)[a]	USD	126	128,835
5.88%, 05/15/23 (Call 05/15/18)[a,d]	USD	525	443,521
6.13%, 04/15/25 (Call 04/15/20)[a]	USD	550	462,000
6.38%, 10/15/20 (Call 12/01/17)[a]	USD	260	257,709
6.50%, 03/15/22 (Call 03/15/19)[a]	USD	250	265,312
6.75%, 08/15/21 (Call 12/01/17)[a]	USD	100	96,875
7.00%, 03/15/24 (Call 03/15/20)[a,d]	USD	350	378,875
7.25%, 07/15/22 (Call 12/01/17)[a]	USD	50	48,037
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)	USD	200	206,194
4.75%, 07/15/27 (Call 07/15/22)[d]	USD	100	103,238
5.25%, 04/01/25 (Call 01/01/25)	USD	50	54,212
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 02/01/19)[a]	USD	200	212,628
Vertiv Group Corp.
9.25%, 10/15/24 (Call 10/15/19)[a]	USD	150	164,552
Viacom Inc.
VRN, (3 mo. LIBOR US + 3.895%)
5.88%, 02/28/57 (Call 02/28/22)[b,d]	USD	125	123,444
VRN, (3 mo. LIBOR US + 3.899%)
6.25%, 02/28/57 (Call 02/28/27)[b,d]	USD	100	98,800
Voya Financial Inc.
VRN, (3 mo. LIBOR US + 3.580%)
5.65%, 05/15/53 (Call 05/15/23)[b]	USD	100	105,750
VWR Funding Inc.
4.63%, 04/15/22 (Call 04/15/18)[c]	EUR	100	120,931
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)[d]	USD	105	94,894
7.75%, 06/15/21 (Call 05/15/21)	USD	145	149,441
8.25%, 06/15/23 (Call 03/15/23)	USD	120	120,531
9.63%, 03/01/19	USD	100	106,547
WellCare Health Plans Inc.
5.25%, 04/01/25 (Call 04/01/20)	USD	235	247,827
West Corp.
8.50%, 10/15/25 (Call 10/15/20)[a]	USD	141	137,123
Western Digital Corp.
10.50%, 04/01/24 (Call 04/01/19)	USD	525	615,956

Security	Principal (000s)		Value
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)[d]	USD	175	$176,410
5.75%, 03/15/21 (Call 12/15/20)[d]	USD	150	150,445
6.25%, 04/01/23 (Call 01/01/23)	USD	75	74,795
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)	USD	100	100,812
4.55%, 06/24/24 (Call 03/24/24)[d]	USD	225	235,267
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)[d]	USD	125	91,211
7.50%, 06/01/22 (Call 12/01/17)[d]	USD	100	74,667
7.75%, 10/15/20 (Call 12/01/17)[d]	USD	100	89,875
7.75%, 10/01/21 (Call 12/01/17)[d]	USD	125	94,361
WMG Acquisition Corp.
4.13%, 11/01/24 (Call 11/01/19)[c]	EUR	100	123,551
6.75%, 04/15/22 (Call 12/01/17)[a]	USD	75	78,842
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	USD	150	150,375
6.00%, 01/15/22 (Call 10/15/21)	USD	175	181,897
8.25%, 08/01/23 (Call 06/01/23)	USD	75	84,469
WR Grace & Co.-Conn
5.13%, 10/01/21[a]	USD	125	134,233
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)[a,d]	USD	75	77,746
5.25%, 05/15/27 (Call 02/15/27)[a]	USD	175	178,402
5.50%, 03/01/25 (Call 12/01/24)[a]	USD	325	340,979
XPO Logistics Inc.
5.75%, 06/15/21 (Call 12/15/17)[c]	EUR	100	120,222
6.13%, 09/01/23 (Call 09/01/19)[a,d]	USD	75	78,844
6.50%, 06/15/22 (Call 06/15/18)[a]	USD	300	314,541
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)[a]	USD	280	294,901
6.00%, 04/01/23 (Call 04/01/18)	USD	225	236,704
6.38%, 05/15/25 (Call 05/15/20)	USD	155	166,836

			137,454,120

TOTAL CORPORATE BONDS & NOTES
(Cost: $205,295,621)			209,951,491

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 17.13%

MONEY MARKET FUNDS — 17.13%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.31%[i,j,k]	35,102	$35,109,498
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[i,j]	1,574	1,574,493

		36,683,991

TOTAL SHORT-TERM INVESTMENTS
(Cost: $36,681,151)		36,683,991

TOTAL INVESTMENTS IN SECURITIES — 115.19%
(Cost: $241,976,772)[l]		246,635,482
Other Assets, Less Liabilities — (15.19)%		(32,532,859)

NET ASSETS — 100.00%		$214,102,623

VRN — Variable Rate Note

Currency abbreviations:

CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	All or a portion of this security represents a security on loan. See Note 1.
[e]	Issuer is in default of interest payments.
[f]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[g]	Non-income earning security.
[h]	Security is perpetual in nature with no stated maturity date.
[i]	Affiliated issuer. See Schedule 1.
[j]	The rate quoted is the annualized seven-day yield of the fund at period end.
[k]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[l]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $242,045,686. Net unrealized appreciation was $4,589,796, of which $7,473,377 represented gross unrealized appreciation on investments and $2,883,581 represented gross unrealized depreciation on investments.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® US & INTL HIGH YIELD CORP BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	21,623	13,479[b]	—	35,102	$35,109,498	$248	$683	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,271	303[b]	—	1,574	1,574,493	62	—		10,728

					$36,683,991	$310	$683		$10,728

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate bonds & notes	$—	$209,951,491	$—	$209,951,491
Money market funds	36,683,991	—	—	36,683,991

Total	$36,683,991	$209,951,491	$—	$246,635,482

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Statements of Assets and Liabilities

iSHARES®, INC.

October 31, 2017

	iShares Emerging Markets High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$601,332,788	$83,175,746	$305,932,851
Affiliated (Note 2)	10,476,733	6,035,673	490,410

Total cost of investments in securities	$611,809,521	$89,211,419	$306,423,261

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$607,241,133	$84,596,455	$298,810,239
Affiliated (Note 2)	10,476,733	6,035,856	490,410
Foreign currency, at value[b]	—	—	4,824,909
Cash	5,400	—	—
Receivables:
Investment securities sold	7,042,443	831,620	9,947,005
Due from custodian (Note 4)	5,846,544	—	624,791
Dividends and interest	9,304,316	950,650	5,085,851
Capital shares sold	15,553	—	—

Total Assets	639,932,122	92,414,581	319,783,205

LIABILITIES
Payables:
Investment securities purchased	14,772,256	1,687,831	10,356,423
Collateral for securities on loan (Note 1)	—	3,412,448	—
Due to custodian	—	—	4,658
Deferred foreign capital gains taxes (Note 1)	40,799	9,938	72,630
Investment advisory fees (Note 2)	251,795	35,774	132,595

Total Liabilities	15,064,850	5,145,991	10,566,306

NET ASSETS	$624,867,272	$87,268,590	$309,216,899

Net assets consist of:
Paid-in capital	$635,050,096	$85,605,163	$330,123,586
Undistributed net investment income (accumulated net investment loss)	1,549,867	238,159	(1,874)
Undistributed net realized gain (accumulated net realized loss)	(17,600,237)	14,314	(13,483,575)
Net unrealized appreciation (depreciation)	5,867,546	1,410,954	(7,421,238)

NET ASSETS	$624,867,272	$87,268,590	$309,216,899

Shares outstanding[c]	12,350,000	1,700,000	6,600,000

Net asset value per share	$50.60	$51.33	$46.85

[a]	Securities on loan with values of $ —, $3,293,806 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $4,920,271, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to financial statements.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

October 31, 2017

iShares US & Intl High Yield Corp Bond ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$205,295,621
Affiliated (Note 2)	36,681,151

Total cost of investments in securities	$241,976,772

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$209,951,491
Affiliated (Note 2)	36,683,991
Foreign currency, at value[b]	1,579,205
Cash	10,344
Receivables:
Investment securities sold	1,574,511
Dividends and interest	3,181,045

Total Assets	252,980,587

LIABILITIES
Payables:
Investment securities purchased	3,698,833
Collateral for securities on loan (Note 1)	35,106,351
Investment advisory fees (Note 2)	72,780

Total Liabilities	38,877,964

NET ASSETS	$214,102,623

Net assets consist of:
Paid-in capital	$210,702,142
Undistributed net investment income	1,939,840
Accumulated net realized loss	(3,218,961)
Net unrealized appreciation	4,679,602

NET ASSETS	$214,102,623

Shares outstanding[c]	4,200,000

Net asset value per share	$50.98

[a]	Securities on loan with a value of $33,763,311. See Note 1.
[b]	Cost of foreign currency: $1,568,026.
[c]	$0.001 par value, number of shares authorized: 500 million.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Operations

iSHARES®, INC.

Year ended October 31, 2017

	iShares Emerging Markets High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$22,768	$11,668	$5,624
Interest — unaffiliated[a]	18,300,061	3,192,868	16,485,313
Securities lending income — affiliated — net (Note 2)	—	12,688	—
Miscellaneous income	—	—	44,763

Total investment income	18,322,829	3,217,224	16,535,700

EXPENSES
Investment advisory fees (Note 2)	1,471,158	344,993	1,492,677
Proxy fees	5,492	1,586	5,351

Total expenses	1,476,650	346,579	1,498,028

Net investment income	16,846,179	2,870,645	15,037,672

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	116,546	704,643	(14,491,062)
Investments — affiliated (Note 2)	—	225	—
In-kind redemptions — unaffiliated	435,466	19,503	(4,072,287)
Foreign currency transactions	—	—	(208,296)
Realized gain distributions from affiliated funds	16	43	33

Net realized gain (loss)	552,028	724,414	(18,771,612)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated[c]	5,173,447	1,272,915	7,714,572
Investments — affiliated (Note 2)	—	105	—
Translation of assets and liabilities in foreign currencies	—	—	(319,763)

Net change in unrealized appreciation/depreciation	5,173,447	1,273,020	7,394,809

Net realized and unrealized gain (loss)	5,725,475	1,997,434	(11,376,803)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,571,654	$4,868,079	$3,660,869

[a]	Net of foreign withholding tax of $ —, $ — and $417,892, respectively.
[b]	Net of foreign capital gains taxes of $ —, $ — and $83,830, respectively.
[c]	Net of deferred foreign capital gains taxes of $40,799, $9,938 and $72,795, respectively.

See notes to financial statements.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended October 31, 2017

iShares US & Intl High Yield Corp Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$10,728
Interest — unaffiliated	9,040,996
Securities lending income — affiliated — net (Note 2)	191,478

Total investment income	9,243,202

EXPENSES
Investment advisory fees (Note 2)	693,810
Proxy fees	4,063

Total expenses	697,873

Net investment income	8,545,329

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	414,708
Investments — affiliated (Note 2)	248
In-kind redemptions — unaffiliated	679,954
Foreign currency transactions	2,805
Realized gain distributions from affiliated funds	62

Net realized gain	1,097,777

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	6,256,590
Investments — affiliated (Note 2)	683
Translation of assets and liabilities in foreign currencies	47,711

Net change in unrealized appreciation/depreciation	6,304,984

Net realized and unrealized gain	7,402,761

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,948,090

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Emerging Markets High Yield Bond ETF		iShares J.P. Morgan EM Corporate Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$16,846,179	$4,458,156	$2,870,645	$1,129,020
Net realized gain (loss)	552,028	(9,426,759)	724,414	(885,163)
Net change in unrealized appreciation/depreciation	5,173,447	13,084,861	1,273,020	1,653,164

Net increase in net assets resulting from operations	22,571,654	8,116,258	4,868,079	1,897,021

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(16,158,680)	(4,977,922)	(2,731,913)	(1,132,294)

Total distributions to shareholders	(16,158,680)	(4,977,922)	(2,731,913)	(1,132,294)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	537,703,198	59,002,370	54,867,601	12,468,983
Cost of shares redeemed	(26,679,639)	(113,909,444)	(2,493,366)	(9,404,316)

Net increase (decrease) in net assets from capital share transactions	511,023,559	(54,907,074)	52,374,235	3,064,667

INCREASE (DECREASE) IN NET ASSETS	517,436,533	(51,768,738)	54,510,401	3,829,394

NET ASSETS
Beginning of year	107,430,739	159,199,477	32,758,189	28,928,795

End of year	$624,867,272	$107,430,739	$87,268,590	$32,758,189

Undistributed net investment income included in net assets at end of year	$1,549,867	$862,352	$238,159	$99,385

SHARES ISSUED AND REDEEMED
Shares sold	10,750,000	1,200,000	1,100,000	250,000
Shares redeemed	(550,000)	(2,450,000)	(50,000)	(200,000)

Net increase (decrease) in shares outstanding	10,200,000	(1,250,000)	1,050,000	50,000

See notes to financial statements.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares J.P. Morgan EM Local Currency Bond ETF		iShares US & Intl High Yield Corp Bond ETF
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$15,037,672	$20,092,446	$8,545,329	$5,362,631
Net realized gain (loss)	(18,771,612)	(65,625,259)	1,097,777	(5,141,727)
Net change in unrealized appreciation/depreciation	7,394,809	74,309,131	6,304,984	5,170,998

Net increase in net assets resulting from operations	3,660,869	28,776,318	15,948,090	5,391,902

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—	(7,410,092)	(4,092,928)

Total distributions to shareholders	—	—	(7,410,092)	(4,092,928)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	84,085,442	157,898,478	127,668,202	18,646,272
Cost of shares redeemed	(229,939,836)	(255,796,504)	(19,650,421)	(41,329,406)

Net increase (decrease) in net assets from capital share transactions	(145,854,394)	(97,898,026)	108,017,781	(22,683,134)

INCREASE (DECREASE) IN NET ASSETS	(142,193,525)	(69,121,708)	116,555,779	(21,384,160)

NET ASSETS
Beginning of year	451,410,424	520,532,132	97,546,844	118,931,004

End of year	$309,216,899	$451,410,424	$214,102,623	$97,546,844

Undistributed net investment income (accumulated net investment loss) included in net assets at end of year	$(1,874)	$(8,889)	$1,939,840	$913,435

SHARES ISSUED AND REDEEMED
Shares sold	1,800,000	3,600,000	2,600,000	400,000
Shares redeemed	(5,200,000)	(6,200,000)	(400,000)	(900,000)

Net increase (decrease) in shares outstanding	(3,400,000)	(2,600,000)	2,200,000	(500,000)

See notes to financial statements.

FINANCIAL STATEMENTS	71

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares Emerging Markets High Yield Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$49.97	$46.82	$51.03	$50.90	$53.62

Income from investment operations:
Net investment income[a]	2.87	3.03	2.99	2.93	2.97
Net realized and unrealized gain (loss)[b]	0.77	3.25	(4.11)	0.15	(2.91)

Total from investment operations	3.64	6.28	(1.12)	3.08	0.06

Less distributions from:
Net investment income	(3.01)	(3.13)	(3.09)	(2.95)	(2.78)

Total distributions	(3.01)	(3.13)	(3.09)	(2.95)	(2.78)

Net asset value, end of year	$50.60	$49.97	$46.82	$51.03	$50.90

Total return	7.60%	14.02%	(2.13)%	6.24%	0.14%

Ratios/Supplemental data:
Net assets, end of year (000s)	$624,867	$107,431	$159,199	$199,005	$203,604
Ratio of expenses to average net assets	0.50%	0.50%	0.55%	0.65%	0.65%
Ratio of net investment income to average net assets	5.73%	6.35%	6.29%	5.78%	5.64%
Portfolio turnover rate[c]	25%	29%	39%	24%	57%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Corporate Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$50.40	$48.21	$51.18	$50.48	$52.93

Income from investment operations:
Net investment income[a]	2.10	2.19	2.19	2.01	1.92
Net realized and unrealized gain (loss)[b]	0.90	2.18	(3.02)	0.75	(2.49)

Total from investment operations	3.00	4.37	(0.83)	2.76	(0.57)

Less distributions from:
Net investment income	(2.07)	(2.18)	(2.14)	(2.06)	(1.88)

Total distributions	(2.07)	(2.18)	(2.14)	(2.06)	(1.88)

Net asset value, end of year	$51.33	$50.40	$48.21	$51.18	$50.48

Total return	6.14%	9.33%	(1.62)%	5.61%	(1.07)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$87,269	$32,758	$28,929	$25,591	$35,338
Ratio of expenses to average net assets	0.50%	0.50%	0.53%	0.60%	0.60%
Ratio of net investment income to average net assets	4.16%	4.51%	4.47%	3.99%	3.74%
Portfolio turnover rate[c]	62%	22%	11%	20%	33%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Local Currency Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$45.14	$41.31	$48.74	$50.66	$51.94

Income from investment operations:
Net investment income[a]	2.29	1.94	2.03	2.26	2.07
Net realized and unrealized gain (loss)[b]	(0.58)	1.89	(8.87)	(2.84)	(1.92)

Total from investment operations	1.71	3.83	(6.84)	(0.58)	0.15

Less distributions from:
Net investment income	—	—	—	(1.31)	(1.39)
Return of capital	—	—	(0.59)	(0.03)	(0.04)

Total distributions	—	—	(0.59)	(1.34)	(1.43)

Net asset value, end of year	$46.85	$45.14	$41.31	$48.74	$50.66

Total return	3.79%	9.06%[c]	(13.99)%[c]	(1.14)%	0.28%

Ratios/Supplemental data:
Net assets, end of year (000s)	$309,217	$451,410	$520,532	$584,857	$638,342
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.59%	0.60%
Ratio of expenses to average net assets prior to waived fees	n/a	n/a	0.53%	0.60%	n/a %
Ratio of net investment income to average net assets	5.04%	4.56%	4.63%	4.56%	4.04%
Portfolio turnover rate[d]	97%	59%	46%	43%	41%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the years ended October 31, 2016 and October 31, 2015 were 9.27% and –14.16%, respectively.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended October 31, 2017, October 31, 2016, October 31, 2015, October 31, 2014, October 31, 2013, were 94%, 33%, 32%, 36%, and 39%, respectively. See Note 4.

See notes to financial statements.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares US & Intl High Yield Corp Bond ETF
	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$48.77	$47.57	$52.00	$53.50	$51.67

Income from investment operations:
Net investment income[a]	2.45	2.55	2.56	2.84	3.05
Net realized and unrealized gain (loss)[b]	2.08	0.57	(4.76)	(1.28)	1.70

Total from investment operations	4.53	3.12	(2.20)	1.56	4.75

Less distributions from:
Net investment income	(2.32)	(1.92)	(2.23)	(3.06)	(2.92)

Total distributions	(2.32)	(1.92)	(2.23)	(3.06)	(2.92)

Net asset value, end of year	$50.98	$48.77	$47.57	$52.00	$53.50

Total return	9.58%	6.82%	(4.32)%	2.91%	9.50%

Ratios/Supplemental data:
Net assets, end of year (000s)	$214,103	$97,547	$118,931	$104,002	$74,893
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to waived fees	n/a	0.51%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	4.93%	5.44%	5.18%	5.31%	5.82%
Portfolio turnover rate[c]	22%	24%	21%	21%	20%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Emerging Markets High Yield Bond	Non-diversified
J.P. Morgan EM Corporate Bond[a]	Diversified
J.P. Morgan EM Local Currency Bond[b]	Non-diversified
US & Intl High Yield Corp Bond[c]	Diversified

[a]	Formerly the iShares Emerging Markets Corporate Bond ETF.
[b]	Formerly the iShares Emerging Markets Local Currency Bond ETF.
[c]	Formerly the iShares Global High Yield Corporate Bond ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
J.P. Morgan EM Corporate Bond
Barclays Capital Inc.	$1,138,066	$1,138,066	$—
Citigroup Global Markets Inc.	953,100	953,100	—
Jefferies LLC	757,190	757,190	—
JPMorgan Securities LLC	248,200	248,200	—
Nomura Securities International Inc.	197,250	197,250	—

	$3,293,806	$3,293,806	$—

US & Intl High Yield Corp Bond
Barclays Capital Inc.	$7,275,983	$7,275,983	$—
BMO Capital Markets	376,935	376,935	—
BNP Paribas New York Branch	421,860	421,860	—
BNP Paribas Prime Brokerage Inc.	166,072	166,072	—
BNP Paribas Prime Brokerage International Ltd.	158,579	158,579	—
Citigroup Global Markets Inc.	3,653,782	3,653,782	—
Credit Suisse Securities (USA) LLC	3,489,381	3,489,381	—
Deutsche Bank Securities Inc.	4,498,042	4,498,042	—
Goldman Sachs & Co.	5,687,940	5,687,940	—
HSBC Securities (USA) Inc.	945,191	945,191	—
Jefferies LLC	1,192,268	1,192,268	—
JPMorgan Securities LLC	3,418,224	3,418,224	—
Merrill Lynch, Pierce, Fenner & Smith	804,633	804,633	—
Morgan Stanley & Co. LLC	996,370	996,370	—
SG Americas Securities LLC	304,112	304,112	—
State Street Bank & Trust Company	158,537	158,537	—
UBS Securities LLC	215,402	215,402	—

	$33,763,311	$33,763,311	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Emerging Markets High Yield Bond	0.50%
J.P. Morgan EM Corporate Bond	0.50
J.P. Morgan EM Local Currency Bond	0.50
US & Intl High Yield Corp Bond	0.40

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
J.P. Morgan EM Corporate Bond	$3,948
US & Intl High Yield Corp Bond	56,550

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES®, INC.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Emerging Markets High Yield Bond	$1,915,565	$5,961,943
J.P. Morgan EM Corporate Bond	470,346	2,828,076
J.P. Morgan EM Local Currency Bond	902,728	—
US & Intl High Yield Corp Bond	440,389	975,979

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Emerging Markets High Yield Bond	$90,126,115	$72,674,705
J.P. Morgan EM Corporate Bond	60,045,511	40,984,784
J.P. Morgan EM Local Currency Bond	275,669,881	309,158,181
US & Intl High Yield Corp Bond	88,454,351	37,759,422

In-kind transactions (see Note 4) for the year ended October 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Emerging Markets High Yield Bond	$505,242,353	$26,083,497
J.P. Morgan EM Corporate Bond	34,045,596	2,359,777
J.P. Morgan EM Local Currency Bond	9,443,343	70,636,094
US & Intl High Yield Corp Bond	74,660,478	16,901,442

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES®, INC.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2017, attributable to net investment loss, the characterization of expenses, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Emerging Markets High Yield Bond	$411,015	$16	$(411,031)
J.P. Morgan EM Corporate Bond	9,088	42	(9,130)
J.P. Morgan EM Local Currency Bond	(7,268,404)	(15,030,657)	22,299,061
US & Intl High Yield Corp Bond	677,583	(108,832)	(568,751)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

iShares ETF	2017	2016
Emerging Markets High Yield Bond
Ordinary income	$16,158,680	$4,977,922

J.P. Morgan EM Corporate Bond
Ordinary income	$2,731,913	$1,132,294

US & Intl High Yield Corp Bond
Ordinary income	$7,410,092	$4,092,928

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Emerging Markets High Yield Bond	$1,549,867	$(16,579,628)	$4,846,937	$(10,182,824)
J.P. Morgan EM Corporate Bond	272,502	—	1,390,925	1,663,427
J.P. Morgan EM Local Currency Bond	—	(9,107,825)	(11,798,862)	(20,906,687)
US & Intl High Yield Corp Bond	1,939,840	(3,150,047)	4,610,688	3,400,481

a	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2017, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Emerging Markets High Yield Bond	$16,579,628
J.P. Morgan EM Local Currency Bond	9,107,825
US & Intl High Yield Corp Bond	3,150,047

For the year ended October 31, 2017, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Emerging Markets High Yield Bond	$1,003,671
J.P. Morgan EM Corporate Bond	679,122
J.P. Morgan EM Local Currency Bond	1,104,215
US & Intl High Yield Corp Bond	573,764

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares Emerging Markets High Yield Bond ETF,

iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM Local Currency Bond ETF and

iShares US & Intl High Yield Corp Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Emerging Markets High Yield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended October 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Emerging Markets High Yield Bond	$18,165,283	$—
J.P. Morgan EM Corporate Bond	3,060,746	—
J.P. Morgan EM Local Currency Bond	16,948,436	501,722

For the fiscal year ended October 31, 2017, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest Related Dividends
Emerging Markets High Yield Bond	$208,775
J.P. Morgan EM Corporate Bond	72,104
US & Intl High Yield Corp Bond	4,305,219

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares Emerging Markets High Yield Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	89

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	91

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares J.P. Morgan EM Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Peer Group for the Fund contained only four comparison funds identified by Broadridge, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	93

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares J.P. Morgan EM Local Currency Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	95

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Agreements at least annually, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	97

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

IV. iShares US & Intl High Yield Corp Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	99

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Agreements at least annually, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	101

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Proxy Results

A special meeting of the shareholders of each series of iShares, Inc. (the “Company”) was held on June 19, 2017, to elect five Directors to the Board of Directors of the Company. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Directors at the special meeting. The other Directors whose terms of office as Directors continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Director	Votes For	Votes Withheld
Jane D. Carlin	1,911,835,929	49,339,171
Richard L. Fagnani	1,911,725,344	49,449,755
Drew E. Lawton	1,911,790,083	49,385,017
Madhav V. Rajan	1,902,999,095	58,176,004
Mark Wiedman	1,908,143,500	53,031,599

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Emerging Markets High Yield Bond	$2.895771	$—	$0.117058	$3.012829	96%	—%	4%	100%
J.P. Morgan EM Corporate Bond	2.038254	—	0.033488	2.071742	98	—	2	100
US & Intl High Yield Corp Bond	2.324109	—	—	2.324109	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Emerging Markets High Yield Bond ETF

Period Covered: April 3, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	84	6.07
Greater than 0.5% and Less than 1.0%	351	25.38
Greater than 0.0% and Less than 0.5%	640	46.28
At NAV	21	1.52
Less than 0.0% and Greater than –0.5%	222	16.05
Less than –0.5% and Greater than –1.0%	33	2.39
Less than –1.0% and Greater than –1.5%	11	0.80
Less than –1.5% and Greater than –2.0%	6	0.43

	1,383	100.00%

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares J.P. Morgan EM Corporate Bond ETF

Period Covered: April 17, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	9	0.66%
Greater than 3.5% and Less than 4.0%	21	1.53
Greater than 3.0% and Less than 3.5%	11	0.80
Greater than 2.5% and Less than 3.0%	24	1.75
Greater than 2.0% and Less than 2.5%	44	3.20
Greater than 1.5% and Less than 2.0%	55	4.00
Greater than 1.0% and Less than 1.5%	199	14.48
Greater than 0.5% and Less than 1.0%	190	13.83
Greater than 0.0% and Less than 0.5%	371	26.99
At NAV	21	1.53
Less than 0.0% and Greater than –0.5%	161	11.72
Less than –0.5% and Greater than –1.0%	113	8.22
Less than –1.0% and Greater than –1.5%	85	6.19
Less than –1.5% and Greater than –2.0%	32	2.33
Less than –2.0% and Greater than –2.5%	26	1.89
Less than –2.5% and Greater than –3.0%	9	0.66
Less than –3.0% and Greater than –3.5%	3	0.22

	1,374	100.00%

iShares J.P. Morgan EM Local Currency Bond ETF

Period Covered: January 1, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.07%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	3	0.21
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	22	1.52
Greater than 1.5% and Less than 2.0%	58	4.01
Greater than 1.0% and Less than 1.5%	225	15.56
Greater than 0.5% and Less than 1.0%	146	10.10
Greater than 0.0% and Less than 0.5%	556	38.44
At NAV	13	0.90
Less than 0.0% and Greater than –0.5%	360	24.90
Less than –0.5% and Greater than –1.0%	50	3.46
Less than –1.0% and Greater than –1.5%	7	0.48
Less than –1.5%	1	0.07

	1,446	100.00%

SUPPLEMENTAL INFORMATION	105

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares US & Intl High Yield Corp Bond ETF

Period Covered: April 3, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	14	1.01
Greater than 2.5% and Less than 3.0%	12	0.87
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	29	2.10
Greater than 1.0% and Less than 1.5%	80	5.78
Greater than 0.5% and Less than 1.0%	389	28.14
Greater than 0.0% and Less than 0.5%	609	44.04
At NAV	21	1.52
Less than 0.0% and Greater than –0.5%	136	9.83
Less than –0.5% and Greater than –1.0%	40	2.89
Less than –1.0% and Greater than –1.5%	18	1.30
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	1	0.07

	1,383	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares Emerging Markets High Yield Bond ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016 was USD 10.08 thousand. This figure is comprised of fixed remuneration of USD 3.96 thousand and variable remuneration of USD 6.11 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 1.39 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.34 thousand.

SUPPLEMENTAL INFORMATION	107

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Inc., iShares Trust and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (60)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (68)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

DIRECTOR AND OFFICER INFORMATION	109

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (56)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016) .	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

DIRECTOR AND OFFICER INFORMATION	111

Notes:

112	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	113

Notes:

114	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by JPMorgan Chase & Co., Markit Indices Limited or Morningstar, Inc. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1002-1017

OCTOBER 31, 2017

2017 ANNUAL REPORT

iShares, Inc.

➢	iShares International High Yield Bond ETF | HYXU | Cboe BZX

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

GLOBAL BOND MARKET OVERVIEW

Global investment-grade bonds posted modestly positive returns for the 12 months ended October 31, 2017 (“reporting period”), reflecting improving economic growth and rising interest rates in virtually all major bond markets. The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 1.18% in U.S. dollar terms for the reporting period.

Regionally, European bond markets posted the strongest returns among developed markets for the reporting period. European corporate bonds performed particularly well, benefiting from better economic conditions and stronger corporate earnings throughout Europe. The Eurozone economy expanded for the 12 months ended September 2017, its fastest growth rate in more than six years, and the jobless rate in September 2017 was the lowest since February 2009. The European Central Bank (“ECB”) elected to keep interest rates at historically low levels throughout the reporting period, though the ECB announced late in the reporting period that it plans to taper its quantitative easing program beginning in 2018. Currency fluctuations also contributed meaningfully to European bond performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period.

In the U.S. bond market, economically sensitive corporate bonds performed well during the reporting period, benefiting from improving growth, healthy corporate profits, and strong investor demand for their comparatively higher yields. In contrast, U.S. Treasury securities declined and were the weakest performers among the broad market segments. The poor performance of U.S. Treasury bonds reflected concerns about the expected effect of the new presidential administration’s proposed tax cuts and fiscal stimulus policies. In addition, the U.S. Federal Reserve Bank (“Fed”) increased short-term interest rates by a quarter percentage point three times during the reporting period, from 0.5% to 1.25%, which contributed to higher short-term U.S. Treasury yields. The Fed also started reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017. These actions were made possible by improvement in the U.S. economy, led by strength in the job market, where the unemployment rate reached its lowest level in more than 16 years.

Bond markets in the Asia-Pacific region rose modestly in U.S. dollar terms for the reporting period, reflecting modest economic growth, low inflation, and accommodative monetary policies in many countries. In fundamental terms, however, conditions were generally supportive of Japanese bond performance, as Japanese economic growth was 1.4% for the year ended in June, while consumer prices rose just 0.7% for the 12 months ended in September 2017. In that environment, the Bank of Japan maintained its economic stimulus measures, targeting negative short-term interest rates and zero percent yields on longer-term bonds. However, Japanese bond market performance was hindered by a decline in the Japanese yen, which depreciated by approximately 8% against the U.S. dollar.

The performance of inflation-linked securities during the reporting period was also noteworthy. U.S. Treasury inflation-indexed bonds declined as interest rates rose and inflation was generally modest — the U.S. consumer price index rose 2.2% for the 12 months ended September 2017, well below the long-term historical average. In contrast, European government inflation-linked bonds were among the strongest performers in global bond markets for the reporting period. This reflected a surge in U.K. inflation, where consumer prices rose at their fastest rate in more than five years.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Performance as of October 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.21%	14.44%	14.56%	14.21%	14.44%	14.56%
5 Years	3.80%	3.78%	3.93%	20.52%	20.39%	21.28%
Since Inception	4.57%	4.60%	4.69%	28.35%	28.51%	29.08%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,105.70	$2.12	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

The iShares International High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of euro, British pound sterling, and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets ex-US High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2017, the total return for the Fund was 14.21%, net of fees, while the total return for the Index was 14.56%.

From a country perspective, the high-yield corporate bond market of every nation represented in the Index contributed positively to its strong gain for the reporting period. High-yield corporate bonds in the Eurozone made the largest contribution to the Index’s return during the reporting period. A growing appetite for risk led to increased high-yield bond issuance in Europe, which was met by strong investor demand. The Eurozone’s largest individual contributor within the Index, Italy, experienced robust economic growth and an increase in the number of corporate mergers. U.K. high-yield bonds also benefited the Index’s return, as political risks subsided and the outlook for economic growth improved.

The euro-denominated bonds from French, German, and U.S. issuers benefited from low interest rates, low volatility, and robust demand from investors seeking higher yields than those of European government bonds. In the U.S., high-yield bonds were supported by improving economic and earnings growth, declining default rates, and strong investor demand for yield. High-yield bonds issued in Canada, especially those related to commodity producers, also contributed to the Index’s return, as the price of oil and other natural resources increased during the reporting period.

Looking at contribution to performance by sector and industry, bonds issued by the banking and other financial industries helped performance during the reporting period. Banks across the developed world benefited from stronger economic growth and rising interest rates. Communications, consumer cyclicals, and capital goods bonds were significant contributors, while every single industry in the Index posted positive performance for the reporting period.

Currency fluctuations also contributed positively to the Index’s performance during the reporting period, as the euro, British pound, and Canadian dollar appreciated by 6%, 8% and 4%, respectively, against the U.S. dollar.

ALLOCATION BY CREDIT QUALITY As of 10/31/17

Moody’s Credit Rating [1]	Percentage of Total Investments [2]

Ba	58.69%
B	25.45
Caa	2.66
Not Rated	13.20

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 10/31/17

Country	Percentage of Total Investments [2]

Italy	22.75%
United States	13.65
France	12.09
United Kingdom	11.02
Germany	9.26
Spain	5.73
Luxembourg	5.59
Ireland	3.26
Netherlands	3.23
Japan	2.87

TOTAL	89.45%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2017 and held through October 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal or Shares (000s)		Value
COMMON STOCKS — 0.00%

SOUTH AFRICA — 0.00%
Sentry Holdings Ltd. Class Aa		25	$—

TOTAL COMMON STOCKS
(Cost: $159,437)			—

CORPORATE BONDS & NOTES — 96.51%

AUSTRALIA — 0.41%
Origin Energy Finance Ltd.
VRN, (5 year EUR Swap + 3.670%)
4.00%, 09/16/74 (Call 09/16/19)[b,c]	EUR	300	366,279

			366,279
AUSTRIA — 1.04%
Raiffeisen Bank International AG
6.00%, 10/16/23[c]	EUR	200	283,370
6.63%, 05/18/21	EUR	200	276,023
VRN, (5 year EUR Swap + 3.300%)
4.50%, 02/21/25 (Call 02/21/20)[b,c]	EUR	100	124,814
VRN, (5 year EUR Swap + 4.840%)
5.88%, 04/27/23 (Call 04/27/18)[b,c]	EUR	100	119,627
Raiffeisenlandesbank Niederoesterreich-Wien AG
5.88%, 11/27/23[c]	EUR	100	131,483

			935,317
BELGIUM — 0.43%
Barry Callebaut Services NV
2.38%, 05/24/24 (Call 02/24/24)[c]		200	248,081
5.63%, 06/15/21[c]	EUR	100	138,299

			386,380
CANADA — 1.47%
Baytex Energy Corp.
6.63%, 07/19/22 (Call 11/30/17)	CAD	125	94,543
Bombardier Inc.
6.13%, 05/15/21[c]	EUR	300	377,597
Brookfield Residential Properties Inc.
6.13%, 05/15/23 (Call 05/15/18)[c]	CAD	75	60,442
Cascades Inc.
5.50%, 07/15/21 (Call 11/30/17)[d]	CAD	50	40,278

Security	Principal (000s)		Value
Cott Corp.
5.50%, 07/01/24 (Call 07/01/19)[c]	EUR	200	$255,885
Iron Mountain Canada Operations ULC
5.38%, 09/15/23[c]	CAD	100	81,101
Mattamy Group Corp.
6.50%, 10/01/25 (Call 10/01/20)[d]	CAD	100	80,482
Quebecor Media Inc.
6.63%, 01/15/23[d]	CAD	175	148,820
Southern Pacific Resource Corp.
8.75%, 01/25/18 (Call 11/30/17)[a,d,e]	CAD	50	4
Videotron Ltd.
5.63%, 06/15/25 (Call 03/15/25)	CAD	125	103,936
5.75%, 01/15/26 (Call 09/15/20)[c]	CAD	100	83,125

			1,326,213
CYPRUS — 0.14%
Bank of Cyprus PCL
VRN, (5 year EUR Swap + 9.176%)
9.25%, 01/19/27 (Call 01/19/22)[b,c]	EUR	100	126,700

			126,700
DENMARK — 0.40%
TDC A/S
VRN, (5 year EUR Swap + 3.110%)
3.50%, 02/26/49 (Call 02/26/21)[b,c]	EUR	300	364,999

			364,999
FINLAND — 1.73%
Nokia OYJ
1.00%, 03/15/21 (Call 02/15/21)[c]	EUR	200	235,573
2.00%, 03/15/24 (Call 12/15/23)[c]	EUR	300	356,985
Stora Enso OYJ
2.13%, 06/16/23 (Call 03/16/23)[c]	EUR	100	122,468
2.50%, 06/07/27 (Call 03/07/27)[c]	EUR	100	118,362
Teollisuuden Voima OYJ
2.13%, 02/04/25 (Call 11/04/24)[c]	EUR	200	233,104
2.50%, 03/17/21[c]	EUR	200	244,806
2.63%, 01/13/23[c]	EUR	200	245,018

			1,556,316
FRANCE — 11.67%
Areva SA
3.25%, 09/04/20[c]	EUR	300	370,812

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
3.50%, 03/22/21	EUR	200	$249,341
4.38%, 11/06/19	EUR	200	250,521
Casino Guichard Perrachon SA
1.87%, 06/13/22 (Call 03/13/22)[c]	EUR	200	239,260
3.58%, 02/07/25 (Call 11/07/24)[c]	EUR	100	123,968
4.05%, 08/05/26 (Call 05/05/26)[c]	EUR	200	254,555
4.41%, 08/06/19[c]	EUR	200	250,532
4.50%, 03/07/24 (Call 12/07/23)[c]	EUR	400	526,183
4.56%, 01/25/23[c]	EUR	300	397,676
5.24%, 03/09/20	EUR	200	260,087
5.98%, 05/26/21[c]	EUR	300	411,077
CMA CGM SA
5.25%, 01/15/25 (Call 10/15/20)[c]	EUR	200	237,650
6.50%, 07/15/22 (Call 07/15/19)[c]	EUR	200	250,344
7.75%, 01/15/21 (Call 01/15/18)[c]	EUR	300	368,003
Europcar Groupe SA
5.75%, 06/15/22 (Call 06/15/18)[c]	EUR	100	123,054
Faurecia
3.13%, 06/15/22 (Call 06/15/18)[c]	EUR	200	240,108
3.63%, 06/15/23 (Call 06/15/19)[c]	EUR	300	369,082
Loxam SAS
3.50%, 04/15/22 (Call 04/15/19)[c]	EUR	100	122,458
3.50%, 05/03/23 (Call 05/03/19)[c]	EUR	100	121,606
4.25%, 04/15/24 (Call 04/15/20)[c]	EUR	100	124,799
4.88%, 07/23/21 (Call 11/10/17)[c]	EUR	73	87,388
6.00%, 04/15/25 (Call 04/15/20)[c]	EUR	100	127,277
7.00%, 07/23/22 (Call 11/30/17)[c]	EUR	100	123,337
NEW Areva Holding SA
3.13%, 03/20/23 (Call 12/20/22)[c]	EUR	300	366,939
4.88%, 09/23/24	EUR	400	525,010
Peugeot SA
2.00%, 03/23/24[c]	EUR	275	330,927
2.38%, 04/14/23[c]	EUR	250	309,376
6.50%, 01/18/19[c]	EUR	100	125,558
Rexel SA
2.63%, 06/15/24 (Call 03/15/20)[c]	EUR	125	149,623
3.25%, 06/15/22 (Call 06/15/18)[c]	EUR	200	240,184
3.50%, 06/15/23 (Call 06/15/19)[c]	EUR	200	245,039
SFR Group SA
5.38%, 05/15/22 (Call 11/30/17)[c]	EUR	300	365,011
5.63%, 05/15/24 (Call 05/15/19)[c]	EUR	500	633,256
SPCM SA
2.88%, 06/15/23 (Call 06/15/18)[c]	EUR	100	119,319

Security	Principal (000s)		Value
Synlab Bondco PLC
6.25%, 07/01/22 (Call 07/01/18)[c]	EUR	300	$371,876
Synlab Unsecured Bondco PLC
8.25%, 07/01/23 (Call 07/01/18)[c]	EUR	150	191,840
Tereos Finance Groupe I SA
4.13%, 06/16/23 (Call 03/16/23)[c]	EUR	200	246,752
4.25%, 03/04/20 (Call 03/04/19)	EUR	100	121,609
Vallourec SA
2.25%, 09/30/24[c]	EUR	200	191,647
3.25%, 08/02/19[c]	EUR	100	120,607
6.63%, 10/15/22 (Call 10/15/20)[c]	EUR	200	240,344

			10,524,035
GERMANY — 8.94%
CBR Fashion Finance BV
5.13%, 10/01/22 (Call 10/01/19)[c]	EUR	100	117,378
Deutsche Lufthansa AG
VRN, (5 year EUR Swap + 4.783%)
5.13%, 08/12/75 (Call 02/12/21)[b,c]	EUR	200	256,896
Hapag-Lloyd AG
5.13%, 07/15/24 (Call 07/15/20)[c]	EUR	200	245,167
6.75%, 02/01/22 (Call 02/01/19)[c]	EUR	200	253,485
K+S AG
2.63%, 04/06/23 (Call 01/06/23)[c]	EUR	300	365,555
3.00%, 06/20/22[c]	EUR	200	247,686
4.13%, 12/06/21[c]	EUR	200	262,271
LANXESS AG
VRN, (5 year EUR Swap + 4.510%)
4.50%, 12/06/76 (Call 06/06/23)[b,c]	EUR	200	258,737
METRO AG
1.38%, 10/28/21[c]	EUR	200	242,722
1.50%, 03/19/25[c]	EUR	200	237,018
Norddeutsche Landesbank Girozentrale
6.00%, 06/29/20	EUR	200	255,162
RWE AG
VRN, (5 year EUR Swap + 2.643%)
2.75%, 04/21/75 (Call 10/21/20)[b,c]	EUR	200	241,975
VRN, (5 year EUR Swap + 3.245%)
3.50%, 04/21/75 (Call 04/21/25)[b,c]	EUR	200	244,666

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
thyssenkrupp AG
1.38%, 03/03/22 (Call 12/03/21)[c]	EUR	350	$417,275
1.75%, 11/25/20 (Call 08/25/20)[c]	EUR	200	242,282
2.50%, 02/25/25[c]	EUR	200	252,477
2.75%, 03/08/21 (Call 12/08/20)[c]	EUR	400	497,917
3.13%, 10/25/19 (Call 07/25/19)[c]	EUR	300	367,930
4.00%, 08/27/18	EUR	300	360,737
Unitymedia GmbH
3.75%, 01/15/27 (Call 01/15/21)[c]	EUR	200	242,420
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
3.50%, 01/15/27 (Call 01/15/21)[c]	EUR	200	245,066
4.00%, 01/15/25 (Call 01/15/20)[c]	EUR	400	496,082
4.63%, 02/15/26 (Call 02/15/21)[c]	EUR	200	255,122
5.13%, 01/21/23 (Call 01/21/18)[c]	EUR	146	175,829
5.63%, 04/15/23 (Call 04/15/18)[c]	EUR	70	85,732
5.75%, 01/15/23 (Call 01/15/18)[c]	EUR	73	88,222
ZF North America Capital Inc.
2.25%, 04/26/19[c]	EUR	500	600,592
2.75%, 04/27/23[c]	EUR	400	503,493

			8,059,894
GREECE — 0.55%
OTE PLC
3.50%, 07/09/20[c]	EUR	300	369,222
4.38%, 12/02/19[c]	EUR	100	124,254

			493,476
IRELAND — 3.14%
Allied Irish Banks PLC
VRN, (5 year EUR Swap + 3.950%)
4.13%, 11/26/25 (Call 11/26/20)[b,c]	EUR	300	377,223
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
2.75%, 03/15/24 (Call 03/15/20)[c]	EUR	225	270,212
4.13%, 05/15/23 (Call 05/15/19)[c]	EUR	200	247,831
4.75%, 07/15/27 (Call 07/15/22)[c]	GBP	200	270,598
6.75%, 05/15/24 (Call 05/15/19)[c]	EUR	200	260,315
Bank of Ireland
10.00%, 12/19/22[c]	EUR	100	164,446
VRN, (5 year EUR Swap + 3.550%)
4.25%, 06/11/24 (Call 06/11/19)[b,c]	EUR	200	245,808

Security	Principal (000s)		Value
Bank of Ireland Group PLC
VRN, (5 year UK Government Bond + 2.700%)
3.13%, 09/19/27 (Call 09/19/22)[b,c]	GBP	100	$131,346
Europcar Drive Designated Activity Co.
4.13%, 11/15/24 (Call 11/15/20)[c]	EUR	100	119,505
Smurfit Kappa Acquisitions ULC
2.38%, 02/01/24 (Call 11/01/23)[c]	EUR	200	244,311
2.75%, 02/01/25 (Call 11/01/24)[c]	EUR	100	122,819
3.25%, 06/01/21 (Call 03/10/21)[c]	EUR	200	252,858
4.13%, 01/30/20[c]	EUR	100	126,743

			2,834,015
ITALY— 21.96%
Banca Monte dei Paschi di Siena SpA
3.63%, 04/01/19[c]	EUR	300	362,888
Banca Popolare di Milano Scarl
7.13%, 03/01/21[c]	EUR	100	131,003
Banco BPM SpA
2.75%, 07/27/20[c]	EUR	400	489,242
4.25%, 01/30/19[c]	EUR	100	121,897
VRN, (5 year EUR Swap + 4.179%)
4.38%, 09/21/27 (Call 09/21/22)[b,c]	EUR	300	358,215
Banco Popolare SC
2.63%, 09/21/18[c]	EUR	100	118,799
3.50%, 03/14/19[c]	EUR	500	606,260
6.00%, 11/05/20[c]	EUR	200	254,364
6.38%, 05/31/21[c]	EUR	100	128,577
BPER Banca
VRN, (5 year EUR Swap + 4.910%)
5.13%, 05/31/27 (Call 05/31/22)[b,c]	EUR	200	242,157
Enel SpA
VRN, (5 year EUR Swap + 3.648%)
5.00%, 01/15/75 (Call 01/15/20)[b,c]	EUR	400	508,053
VRN, (5 year EUR Swap + 5.242%)
6.50%, 01/10/74 (Call 01/10/19)[b,c]	EUR	300	374,192
Fiat Chrysler Finance Europe SA
4.75%, 03/22/21[c]	EUR	400	522,621
4.75%, 07/15/22[c]	EUR	500	668,783
6.75%, 10/14/19[c]	EUR	400	523,602

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Iccrea Banca SpA
1.50%, 02/21/20[c]	EUR	200	$236,349
1.50%, 10/11/22[c]	EUR	100	117,121
1.88%, 11/25/19[c]	EUR	200	238,628
International Game Technology PLC
4.13%, 02/15/20 (Call 11/15/19)[c]	EUR	300	374,629
Intesa Sanpaolo SpA
2.86%, 04/23/25[c]	EUR	300	362,872
3.93%, 09/15/26[c]	EUR	400	515,982
5.00%, 09/23/19[c]	EUR	200	252,753
5.15%, 07/16/20	EUR	400	522,064
6.63%, 09/13/23[c]	EUR	500	735,274
Leonardo SpA
1.50%, 06/07/24 (Call 03/07/24)[c]	EUR	225	268,229
4.50%, 01/19/21	EUR	200	264,596
5.25%, 01/21/22	EUR	400	556,803
8.00%, 12/16/19	GBP	100	151,026
Mediobanca SpA
5.00%, 11/15/20	EUR	200	261,799
5.75%, 04/18/23	EUR	200	271,855
Saipem Finance International BV
2.75%, 04/05/22[c]	EUR	200	241,655
3.00%, 03/08/21[c]	EUR	200	248,223
3.75%, 09/08/23[c]	EUR	200	251,728
Salini Costruttori SpA
6.13%, 08/01/18	EUR	100	121,653
Salini Impregilo SpA
1.75%, 10/26/24[c]	EUR	150	174,493
3.75%, 06/24/21[c]	EUR	100	128,443
Telecom Italia SpA
2.38%, 10/12/27 (Call 07/12/27)[c]	EUR	100	118,801
4.88%, 09/25/20[c]	EUR	100	132,313
5.25%, 02/10/22[c]	EUR	300	418,192
6.13%, 12/14/18	EUR	100	124,387
Telecom Italia SpA/Milano
2.50%, 07/19/23[c]	EUR	200	251,315
3.00%, 09/30/25[c]	EUR	200	255,705
3.25%, 01/16/23[c]	EUR	200	260,273
3.63%, 01/19/24[c]	EUR	200	265,224
3.63%, 05/25/26[c]	EUR	200	266,455
4.50%, 01/25/21[c]	EUR	100	132,494
5.38%, 01/29/19[c]	EUR	200	248,418
6.38%, 06/24/19	GBP	150	215,475

Security	Principal (000s)		Value
UniCredit SpA
6.13%, 04/19/21[c]	EUR	100	$135,706
6.70%, 06/05/18[c]	EUR	100	120,918
6.95%, 10/31/22[c]	EUR	500	726,346
VRN, (5 year EUR Swap + 4.100%)
5.75%, 10/28/25 (Call 10/28/20)[b,c]	EUR	400	523,053
VRN, (5 year EUR Swap + 4.316%)
4.38%, 01/03/27 (Call 01/03/22)[b,c]	EUR	400	508,292
Unione di Banche Italiane SpA
VRN, (5 year EUR Swap + 4.182%)
4.25%, 05/05/26 (Call 05/05/21)[b,c]	EUR	300	365,089
VRN, (5 year EUR Swap + 4.240%)
4.45%, 09/15/27 (Call 09/15/22)[b,c]	EUR	200	245,797
Unipol Gruppo Finanziario SpA
3.00%, 03/18/25[c]	EUR	400	478,047
4.38%, 03/05/21[c]	EUR	100	128,820
Wind Acquisition Finance SA
4.00%, 07/15/20 (Call 11/10/17)[c]	EUR	900	1,058,593
7.00%, 04/23/21 (Call 11/30/17)[c]	EUR	700	845,177
Wind Tre SpA
2.63%, 01/20/23 (Call 11/03/19)[c]	EUR	125	146,274
3.13%, 01/20/25 (Call 11/03/20)[c]	EUR	100	116,844

			19,794,836
JAPAN — 2.77%
SoftBank Group Corp.
3.13%, 09/19/25 (Call 06/21/25)[c]	EUR	500	588,533
4.00%, 07/30/22 (Call 04/30/22)[c]	EUR	200	254,729
4.00%, 09/19/29 (Call 06/21/29)[c]	EUR	300	349,239
4.63%, 04/15/20[c]	EUR	300	381,856
4.75%, 07/30/25 (Call 04/30/25)[c]	EUR	500	654,085
5.25%, 07/30/27 (Call 04/30/27)[c]	EUR	200	266,162

			2,494,604
LUXEMBOURG — 5.39%
Altice Financing SA
5.25%, 02/15/23 (Call 02/15/18)[c]	EUR	300	367,218
Altice Finco SA
4.75%, 01/15/28 (Call 10/15/22)[c]	EUR	200	234,983
9.00%, 06/15/23 (Call 06/15/18)[c]	EUR	100	127,737

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Altice Luxembourg SA
6.25%, 02/15/25 (Call 02/15/20)[c]	EUR	300	$386,156
7.25%, 05/15/22 (Call 11/30/17)[c]	EUR	800	992,454
ArcelorMittal
2.88%, 07/06/20[c]	EUR	200	249,655
3.00%, 03/25/19[c]	EUR	300	363,742
3.00%, 04/09/21[c]	EUR	200	253,144
3.13%, 01/14/22[c]	EUR	300	385,881
Garfunkelux Holdco 3 SA
7.50%, 08/01/22 (Call 08/01/18)[c]	EUR	100	124,889
8.50%, 11/01/22 (Call 11/01/18)[c]	GBP	200	286,496
FRN, (3 Mo. Euribor + 3.50%) 3.50%, 09/01/23 (Call 09/01/18)[c,f]	EUR	100	116,582
INEOS Group Holdings SA
5.38%, 08/01/24 (Call 08/01/19)[c]	EUR	200	252,541
Matterhorn Telecom Holding SA
4.88%, 05/01/23 (Call 05/01/18)[c]	EUR	100	120,249
Matterhorn Telecom SA
3.88%, 05/01/22 (Call 05/01/18)[c]	EUR	400	480,728
Picard Bondco SA
7.75%, 02/01/20 (Call 11/30/17)[c]	EUR	100	121,224

			4,863,679
NETHERLANDS — 3.12%
Axalta Coating Systems LLC
4.25%, 08/15/24 (Call 08/15/19)[c]	EUR	100	125,439
Constellium NV
4.63%, 05/15/21 (Call 11/30/17)[c]	EUR	100	118,964
SNS Bank NV
6.25%, 10/26/20[a,e]	EUR	50	—
United Group BV
4.38%, 07/01/22 (Call 07/01/19)[c]	EUR	200	243,903
4.88%, 07/01/24 (Call 07/01/20)[c]	EUR	200	244,008
UPC Holding BV
3.88%, 06/15/29 (Call 06/15/22)[c]	EUR	300	337,560
UPCB Finance IV Ltd.
4.00%, 01/15/27 (Call 01/15/21)[c]	EUR	200	247,933
UPCB Finance VII Ltd.
3.63%, 06/15/29 (Call 06/15/22)[c]	EUR	200	233,822
Ziggo Bond Co. BV
7.13%, 05/15/24 (Call 05/15/19)[c]	EUR	300	393,180
Ziggo Bond Finance BV
4.63%, 01/15/25 (Call 01/15/20)[c]	EUR	100	124,320

Security	Principal (000s)		Value
Ziggo Secured Finance BV
3.75%, 01/15/25 (Call 01/15/20)[c]	EUR	300	$367,411
4.25%, 01/15/27 (Call 01/15/22)[c]	EUR	300	373,457

			2,809,997
PORTUGAL — 0.43%
EDP – Energias de Portugal SA
VRN, (5 year EUR Swap + 5.043%)
5.38%, 09/16/75 (Call 03/16/21)[b,c]	EUR	300	390,576

			390,576
SINGAPORE — 0.68%
Lincoln Finance Ltd.
6.88%, 04/15/21 (Call 04/15/18)[c]	EUR	500	614,875

			614,875
SPAIN — 5.53%
Banco de Credito Social Cooperativo SA
VRN, (5 year EUR Swap + 7.591%)
7.75%, 06/07/27 (Call 06/07/22)[b,c]	EUR	100	112,743
Banco de Sabadell SA
5.63%, 05/06/26[c]	EUR	200	270,909
6.25%, 04/26/20	EUR	100	129,966
Bankia SA
VRN, (5 year EUR Swap + 3.166%)
4.00%, 05/22/24 (Call 05/22/19)[b,c]	EUR	300	364,280
VRN, (5 year EUR Swap + 3.350%)
3.38%, 03/15/27 (Call 03/15/22)[b,c]	EUR	200	244,765
Bankinter SA
VRN, (5 year EUR Swap + 2.400%)
2.50%, 04/06/27 (Call 04/06/22)[b,c]	EUR	200	240,090
CaixaBank SA
VRN, (5 year EUR Swap + 2.350%)
2.75%, 07/14/28 (Call 07/14/23)[b,c]	EUR	400	476,573
VRN, (5 year EUR Swap + 3.350%)
3.50%, 02/15/27 (Call 02/15/22)[b,c]	EUR	400	494,508
VRN, (5 year EUR Swap + 3.950%)
5.00%, 11/14/23 (Call 11/14/18)[b,c]	EUR	200	242,950

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Cellnex Telecom SA
2.38%, 01/16/24 (Call 10/16/23)[c]	EUR	300	$364,453
2.88%, 04/18/25 (Call 01/18/25)[c]	EUR	100	123,668
3.13%, 07/27/22[c]	EUR	200	257,070
Cirsa Funding Luxembourg SA
5.75%, 05/15/21 (Call 05/15/18)[c]	EUR	100	122,873
5.88%, 05/15/23 (Call 05/15/18)[c]	EUR	200	245,422
Grifols SA
3.20%, 05/01/25 (Call 05/01/20)[c]	EUR	400	473,153
Grupo Isolux Corsan SA
3.00%, 12/30/21 (Call 11/30/17)[e]	EUR	141	2,459
Ibercaja Banco SA
VRN, (5 year EUR Swap + 4.551%)
5.00%, 07/28/25 (Call 07/28/20)[b,c]	EUR	200	238,564
Liberbank SA
VRN, (5 year EUR Swap + 6.701%)
6.88%, 03/14/27 (Call 03/14/22)[b,c]	EUR	100	124,867
Repsol International Finance BV
VRN, (10 year EUR Swap + 4.200%)
4.50%, 03/25/75 (Call 03/25/25)[b,c]	EUR	350	454,170

			4,983,483
SWEDEN — 1.83%
Intrum Justitia AB
2.75%, 07/15/22 (Call 07/15/19)[c]	EUR	600	715,273
3.13%, 07/15/24 (Call 07/15/20)[c]	EUR	300	358,072
Perstorp Holding AB
7.63%, 06/30/21 (Call 11/18/18)[c]	EUR	100	126,372
Telefonaktiebolaget LM Ericsson Series 7Y
1.88%, 03/01/24[c]	EUR	200	228,819
Verisure Holding AB
6.00%, 11/01/22 (Call 11/01/18)[c]	EUR	180	225,901

			1,654,437
SWITZERLAND — 1.07%
Dufry Finance SCA
4.50%, 07/15/22 (Call 11/30/17)[c]	EUR	300	361,852
4.50%, 08/01/23 (Call 08/01/18)[c]	EUR	200	247,567
Dufry One BV
2.50%, 10/15/24 (Call 10/15/20)[c]	EUR	300	357,348

			966,767

Security	Principal (000s)		Value
UNITED KINGDOM — 10.64%
Ardonagh Midco 3 PLC
8.38%, 07/15/23 (Call 07/15/20)[c]	GBP	100	$137,243
Arqiva Broadcast Finance PLC
9.50%, 03/31/20 (Call 03/31/18)[c]	GBP	100	139,951
Boparan Finance PLC
4.38%, 07/15/21 (Call 11/30/17)[c]	EUR	100	111,374
5.50%, 07/15/21 (Call 11/10/17)[c]	GBP	200	250,909
Cabot Financial Luxembourg SA
7.50%, 10/01/23 (Call 10/01/19)[c]	GBP	100	145,461
CNH Industrial Finance Europe SA
1.38%, 05/23/22 (Call 02/23/22)[c]	EUR	200	241,415
1.75%, 09/12/25 (Call 06/12/25)[c]	EUR	200	241,683
2.88%, 05/17/23[c]	EUR	200	259,604
EC Finance PLC
5.13%, 07/15/21 (Call 11/02/17)[c]	EUR	100	119,449
Fastighets AB Balder
VRN, (5 year EUR Swap + 2.895%)
3.00%, 03/07/78 (Call 03/07/23)[b,c]	EUR	100	118,387
Fiat Chrysler Automobiles NV
3.75%, 03/29/24[c]	EUR	500	640,643
Heathrow Finance PLC
3.88%, 03/01/27[c]	GBP	100	131,369
Ineos Finance PLC
4.00%, 05/01/23 (Call 05/01/18)[c]	EUR	300	361,308
Iron Mountain Europe PLC
6.13%, 09/15/22 (Call 11/10/17)[c]	GBP	200	277,154
Jaguar Land Rover Automotive PLC
2.20%, 01/15/24[c]	EUR	200	236,800
2.75%, 01/24/21[c]	GBP	100	134,809
3.88%, 03/01/23[c]	GBP	100	139,028
5.00%, 02/15/22[c]	GBP	200	291,216
New Look Secured Issuer PLC
6.50%, 07/01/22 (Call 06/24/18)[c]	GBP	200	160,081
Royal Bank of Scotland Group PLC
VRN, (5 year EUR Swap + 2.650%)
3.63%, 03/25/24 (Call 03/25/19)[b,c]	EUR	400	482,281
Tesco Corporate Treasury Services PLC
1.38%, 07/01/19[c]	EUR	300	357,491
2.13%, 11/12/20 (Call 08/12/20)[c]	EUR	200	245,880
2.50%, 07/01/24[c]	EUR	300	376,722

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
Tesco PLC
3.38%, 11/02/18[c]	EUR	100	$120,408
6.13%, 02/24/22	GBP	400	614,501
Thomas Cook Finance PLC
6.75%, 06/15/21 (Call 01/15/18)[c]	EUR	100	121,697
Thomas Cook Group PLC
6.25%, 06/15/22 (Call 06/15/19)[c]	EUR	300	381,866
Virgin Media Finance PLC
4.50%, 01/15/25 (Call 01/15/20)[c]	EUR	200	246,108
6.38%, 10/15/24 (Call 10/15/19)[c]	GBP	100	143,796
7.00%, 04/15/23 (Call 04/15/18)[c]	GBP	100	140,795
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24 (Call 09/15/19)[c]	GBP	300	414,545
Series SEP
5.50%, 09/15/24 (Call 09/15/19)[c]	GBP	200	276,420
Virgin Media Secured Finance PLC
4.88%, 01/15/27 (Call 01/15/21)[c]	GBP	200	275,814
5.00%, 04/15/27 (Call 04/15/22)[c]	GBP	300	413,807
5.13%, 01/15/25 (Call 01/15/20)[c]	GBP	200	280,245
6.00%, 01/15/25 (Call 01/15/21)[c,g]	GBP	100	153,771
6.25%, 03/28/29 (Call 01/15/21)[c]	GBP	200	289,557
Viridian Group FinanceCo PLC/Viridian Power and Energy
4.00%, 09/15/25 (Call 09/15/20)[c]	EUR	100	117,432

			9,591,020
UNITED STATES — 13.17%
Adient Global Holdings Ltd.
3.50%, 08/15/24 (Call 05/15/24)[c]	EUR	400	491,771
AMC Entertainment Holdings Inc.
6.38%, 11/15/24 (Call 11/15/19)	GBP	200	272,330
Aramark International Finance Sarl
3.13%, 04/01/25 (Call 04/01/20)[c]	EUR	100	121,581
Avantor Inc.
4.75%, 10/01/24 (Call 10/01/20)[c]	EUR	200	237,253
Avis Budget Finance PLC
4.13%, 11/15/24 (Call 11/15/19)[c]	EUR	100	118,852
4.50%, 05/15/25 (Call 05/15/20)[c]	EUR	100	119,100
Axalta Coating Systems Dutch Holding B BV
3.75%, 01/15/25 (Call 01/15/20)[c]	EUR	200	249,895

Security	Principal (000s)		Value
Ball Corp.
3.50%, 12/15/20	EUR	100	$127,858
4.38%, 12/15/23	EUR	300	400,727
Chemours Co. (The)
6.13%, 05/15/23 (Call 05/15/18)	EUR	100	124,468
CNH Industrial Finance Europe SA
2.75%, 03/18/19[c]	EUR	300	362,840
2.88%, 09/27/21[c]	EUR	200	257,178
Crown European Holdings SA
2.63%, 09/30/24 (Call 03/31/24)[c]	EUR	300	362,438
3.38%, 05/15/25 (Call 11/15/24)[c]	EUR	200	248,348
4.00%, 07/15/22 (Call 04/15/22)[c]	EUR	200	261,346
Darling Global Finance BV
4.75%, 05/30/22 (Call 05/30/18)[c]	EUR	100	121,717
Equinix Inc.
2.88%, 10/01/25 (Call 10/01/20)	EUR	400	477,759
Federal-Mogul Holdings LLC
4.88%, 04/15/22 (Call 04/15/19)[c]	EUR	225	267,501
Federal-Mogul LLC/Federal-Mogul Financing Corp.
5.00%, 07/15/24 (Call 07/15/20)[c]	EUR	100	116,155
Goodyear Dunlop Tires Europe BV
3.75%, 12/15/23 (Call 12/15/18)[c]	EUR	100	122,066
Hanesbrands Finance Luxembourg SCA
3.50%, 06/15/24 (Call 03/15/24)[c]	EUR	200	251,823
Hertz Holdings Netherlands BV
4.38%, 01/15/19[c]	EUR	100	118,105
Huntsman International LLC
4.25%, 04/01/25 (Call 01/01/25)	EUR	100	131,905
5.13%, 04/15/21 (Call 01/15/21)	EUR	200	262,029
Infor U.S. Inc.
5.75%, 05/15/22 (Call 05/15/18)	EUR	100	121,263
International Game Technology PLC
4.75%, 03/05/20[c]	EUR	200	255,489
4.75%, 02/15/23 (Call 08/15/22)[c]	EUR	300	393,574
Iron Mountain Inc.
3.00%, 01/15/25 (Call 06/15/20)[c]	EUR	100	118,339
Levi Strauss & Co.
3.38%, 03/15/27 (Call 03/15/22)	EUR	200	245,018
LKQ Italia Bondco SpA
3.88%, 04/01/24 (Call 01/01/24)[c]	EUR	200	257,590

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Security	Principal (000s)		Value
MPT Operating Partnership LP/MPT Finance Corp.
3.33%, 03/24/25 (Call 12/24/24)	EUR	200	$245,375
4.00%, 08/19/22 (Call 05/19/22)	EUR	200	258,847
Netflix Inc.
3.63%, 05/15/27[c]	EUR	500	597,457
OI European Group BV
3.13%, 11/15/24 (Call 08/15/24)[c]	EUR	300	365,552
4.88%, 03/31/21[c]	EUR	100	133,081
6.75%, 09/15/20[c]	EUR	100	137,597
Postmedia Network Inc.
8.25%, 07/15/21 (Call 11/30/17)[d]	CAD	3	1,838
PSPC Escrow Corp.
6.00%, 02/01/23 (Call 02/01/18)[c]	EUR	100	122,438
PVH Corp.
3.63%, 07/15/24 (Call 04/15/24)[c]	EUR	100	128,648
Quintiles IMS Inc.
2.88%, 09/15/25 (Call 09/15/20)[c]	EUR	200	236,213
3.25%, 03/15/25 (Call 03/15/20)[c]	EUR	500	602,998
3.50%, 10/15/24 (Call 10/15/19)[c]	EUR	300	367,399
Sealed Air Corp.
4.50%, 09/15/23 (Call 06/15/23)[c]	EUR	200	266,734
Silgan Holdings Inc.
3.25%, 03/15/25 (Call 03/15/20)[c]	EUR	200	241,848
Spectrum Brands Inc.
4.00%, 10/01/26 (Call 10/01/21)[c]	EUR	200	246,909
Valeant Pharmaceuticals International Inc.
4.50%, 05/15/23 (Call 05/15/18)[c]	EUR	550	541,106
WMG Acquisition Corp.
4.13%, 11/01/24 (Call 11/01/19)[c]	EUR	100	123,551
XPO Logistics Inc.
5.75%, 06/15/21 (Call 12/15/17)[c]	EUR	200	240,443

			11,874,352

TOTAL CORPORATE BONDS & NOTES
(Cost: $86,812,051)			87,012,250

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.00%[h,i]	1	$1,489

		1,489

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,489)		1,489

TOTAL INVESTMENTS IN SECURITIES — 96.51%
(Cost: $86,972,977)[j]		87,013,739
Other Assets, Less Liabilities — 3.49%		3,146,243

NET ASSETS — 100.00%		$90,159,982

CAD	— Canadian Dollar
EUR	— Euro
FRN	— Floating Rate Note
GBP	— British Pound
VRN	— Variable Rate Note

[a]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[b]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Issuer is in default of interest payments.
[f]	Floating rate security. Rate shown is the rate in effect as of period end.
[g]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[h]	Affiliated issuer. See Schedule 1.
[i]	The rate quoted is the annualized seven-day yield of the fund at period end.
[j]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $86,980,242. Net unrealized appreciation was $33,497, of which $3,041,653 represented gross unrealized appreciation on investments and $3,008,156 represented gross unrealized depreciation on investments.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended October 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 10/31/16 (000s)	Shares purchased (000s)	Shares sold (000s)	Shares held at 10/31/17 (000s)	Value at 10/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	4	—	(3)[b]	1	$1,489	$—	$—	$198

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$—	$—	$0	[a]	$0	[a]
Corporate bonds & notes	—	87,012,246	4		87,012,250
Money market funds	1,489	—	—		1,489

Total	$1,489	$87,012,246	$4		$87,013,739

[a]	Rounds to less than $1.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	17

Statement of Assets and Liabilities

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017

ASSETS
Investments in securities, at cost:
Unaffiliated	$86,971,488
Affiliated (Note 2)	1,489

Total cost of investments in securities	$86,972,977

Investments in securities, at fair value (Note 1):
Unaffiliated	$87,012,250
Affiliated (Note 2)	1,489
Foreign currency, at value[a]	3,213,692
Receivables:
Investment securities sold	727,598
Dividends and interest	1,319,546

Total Assets	92,274,575

LIABILITIES
Payables:
Investment securities purchased	2,083,882
Investment advisory fees (Note 2)	30,711

Total Liabilities	2,114,593

NET ASSETS	$90,159,982

Net assets consist of:
Paid-in capital	$93,837,479
Accumulated net realized loss	(3,701,754)
Net unrealized appreciation	24,257

NET ASSETS	$90,159,982

Shares outstanding[b]	1,700,000

Net asset value per share	$53.04

[a]	Cost of foreign currency: $3,239,283.
[b]	$0.001 par value, number of shares authorized: 500 million.

See notes to financial statements.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Year ended October 31, 2017

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$198
Interest — unaffiliated	3,000,117

Total investment income	3,000,315

EXPENSES
Investment advisory fees (Note 2)	298,741
Proxy fees	1,354

Total expenses	300,095

Net investment income	2,700,220

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,784,744)
In-kind redemptions — unaffiliated	(9,153,084)
Foreign currency transactions	41,792

Net realized loss	(10,896,036)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	14,646,067
Translation of assets and liabilities in foreign currencies	43,617

Net change in unrealized appreciation/depreciation	14,689,684

Net realized and unrealized gain	3,793,648

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,493,868

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Changes in Net Assets

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

	Year ended October 31, 2017	Year ended October 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,700,220	$6,445,680
Net realized loss	(10,896,036)	(12,040,585)
Net change in unrealized appreciation/depreciation	14,689,684	9,692,594

Net increase in net assets resulting from operations	6,493,868	4,097,689

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(622,289)	(906,680)
Return of capital	(142,861)	(2,212,307)

Total distributions to shareholders	(765,150)	(3,118,987)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	21,160,679	27,637,363
Cost of shares redeemed	(91,525,582)	(59,575,641)

Net decrease in net assets from capital share transactions	(70,364,903)	(31,938,278)

DECREASE IN NET ASSETS	(64,636,185)	(30,959,576)

NET ASSETS
Beginning of year	154,796,167	185,755,743

End of year	$90,159,982	$154,796,167

Undistributed net investment income included in net assets at end of year	$—	$13

SHARES ISSUED AND REDEEMED
Shares sold	400,000	600,000
Shares redeemed	(2,000,000)	(1,300,000)

Net decrease in shares outstanding	(1,600,000)	(700,000)

See notes to financial statements.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2017	Year ended Oct. 31, 2016	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013
Net asset value, beginning of year	$46.91	$46.44	$52.90	$56.84	$52.01

Income from investment operations:
Net investment income[a]	1.77	1.82	1.84	2.43	3.15
Net realized and unrealized gain (loss)[b]	4.85	(0.47)	(6.57)	(3.55)	4.51

Total from investment operations	6.62	1.35	(4.73)	(1.12)	7.66

Less distributions from:
Net investment income	(0.40)	(0.26)	(0.05)	(2.82)	(2.83)
Net realized gain	—	—	(0.02)	—	—
Return of capital	(0.09)	(0.62)	(1.66)	—	—

Total distributions	(0.49)	(0.88)	(1.73)	(2.82)	(2.83)

Net asset value, end of year	$53.04	$46.91	$46.44	$52.90	$56.84

Total return	14.21%	2.95%	(9.02)%	(2.20)%	15.20%

Ratios/Supplemental data:
Net assets, end of year (000s)	$90,160	$154,796	$185,756	$142,827	$51,153
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to waived fees	n/a	0.51%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	3.62%	3.93%	3.85%	4.25%	5.85%
Portfolio turnover rate[c]	49%	24%	28%	25%	33%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
International High Yield Bond	Diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2017, if any, are disclosed in the Fund’s statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

RECENT ACCOUNTING STANDARD

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchase Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Fund.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.40%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2017, the purchase and sales transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were $1,150,811 and $756,509, respectively.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2017, were $ 38,487,227 and $37,216,226, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2017, were $17,927,400 and $87,062,673, respectively.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2017, attributable to foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(9,218,328)	$(2,077,944)	$11,296,272

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	2017	2016
Ordinary income	$622,289	$906,680
Return of capital	142,861	2,212,307

	$765,150	$3,118,987

As of October 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$(3,694,489)	$16,992	$(3,677,497)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2017, the Fund had non-expiring capital loss carryforwards in the amount of $3,694,489 available to offset future realized capital gains.

For the year ended October 31, 2017, the Fund utilized $326,171 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the Court’s decision.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and the Shareholders of the

iShares International High Yield Bond ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares International High Yield Bond ETF (constituting a fund of iShares, Inc., hereafter referred to as the “Fund”) as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 21, 2017

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

For the fiscal year ended October 31, 2017, the Fund earned foreign source income of $2,797,094 which it intends to pass through to its shareholders.

For the fiscal year ended October 31, 2017, the Fund hereby designates $143,038 as the maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

TAX INFORMATION	31

Board Review and Approval of Investment Advisory

Contract

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Agreements, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.
Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Agreements at least annually, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Supplemental Information (Unaudited)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Proxy Results

A special meeting of the shareholders of each series of iShares, Inc. (the “Company”) was held on June 19, 2017, to elect five Directors to the Board of Directors of the Company. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Directors at the special meeting. The other Directors whose terms of office as Directors continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Director	Votes For	Votes Withheld
Jane D. Carlin	1,911,835,929	49,339,171
Richard L. Fagnani	1,911,725,344	49,449,755
Drew E. Lawton	1,911,790,083	49,385,017
Madhav V. Rajan	1,902,999,095	58,176,004
Mark Wiedman	1,908,143,500	53,031,599

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.356815	$—	$0.128974	$0.485789	73%	—%	27%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Fund covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

The following information shows the frequency of distributions of premiums and discounts for the Fund for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: April 3, 2012 through September 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	3	0.22%
Greater than 3.0% and Less than 3.5%	8	0.58
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	37	2.68
Greater than 1.0% and Less than 1.5%	118	8.53
Greater than 0.5% and Less than 1.0%	430	31.09
Greater than 0.0% and Less than 0.5%	570	41.20
At NAV	17	1.23
Less than 0.0% and Greater than –0.5%	125	9.04
Less than –0.5% and Greater than –1.0%	35	2.53
Less than –1.0% and Greater than –1.5%	7	0.51
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –2.0%	4	0.29

	1,383	100.00%

SUPPLEMENTAL INFORMATION	37

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 346 funds (as of October 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as a member of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares, Inc., iShares Trust and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (60)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (68)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

DIRECTOR AND OFFICER INFORMATION	39

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (56)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016) .	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

DIRECTOR AND OFFICER INFORMATION	41

Notes:

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Markit Indices Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1017-1017

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the five series of the registrant for which the fiscal year-end is October 31, 2017 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $79,000 for the fiscal year ended October 31, 2016 and $77,500 for the fiscal year ended October 31, 2017.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2016 and October 31, 2017 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $18,905 for the fiscal year ended October 31, 2016 and $18,905 for the fiscal year ended October 31, 2017. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)	All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2016 and October 31, 2017 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2017 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $18,905 for the fiscal year ended October 31, 2016 and $18,905 for the fiscal year ended October 31, 2017. The aggregate non-audit fees for the fiscal year ended October 31, 2016 included in this report are different from those included in the previously filed report covering the 12-month period ended October 31, 2016 as this report excludes non-audit fees for services that were rendered to the registrant’s investment adviser or any Adviser Affiliate that provides ongoing services to the registrant but that were not related to the registrant.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date: December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date: December 29, 2017

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: December 29, 2017